    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 30, 2003
                                                      REGISTRATION NO. 333-59140
                                                                       811-10359

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM N-1A
                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933                     /X/
                           PRE-EFFECTIVE AMENDMENT NO.                       / /
                         POST-EFFECTIVE AMENDMENT NO. 2                      /X/
                                     AND/OR
               REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                   ACT OF 1940                               /X/
                                 AMENDMENT NO. 3                             /X/

                                   ----------

                                 MORGAN STANLEY
                               MID-CAP VALUE FUND
                        (A MASSACHUSETTS BUSINESS TRUST)
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)
                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (800) 869-6397

                                BARRY FINK, ESQ.
                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                   ----------

                                    COPY TO:
                             STUART M. STRAUSS, ESQ.
                          MAYER, BROWN, ROWE & MAW LLP
                                  1675 BROADWAY
                            NEW YORK, NEW YORK 10019

                                   ----------

                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
  As soon as practicable after this Post-Effective Amendment becomes effective.

  IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)
              /X/ immediately upon filing pursuant to paragraph (b)
              / / on (date) pursuant to paragraph (b)
              / / 60 days after filing pursuant to paragraph (a)
              / / on (date) pursuant to paragraph (a)(2) of rule 485.

            AMENDING THE PROSPECTUS AND UPDATING FINANCIAL STATEMENTS

================================================================================

[GRAPHIC]


MORGAN STANLEY FUNDS



MORGAN STANLEY
MID-CAP VALUE FUND


A MUTUAL FUND THAT SEEKS ABOVE-AVERAGE TOTAL RETURN


[MORGAN STANLEY LOGO]



THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


PROSPECTUS

OCTOBER 30, 2003

Contents


THE FUND

     Investment Objective                                                              1

     Principal Investment Strategies                                                   1

     Principal Risks                                                                   2

     Past Performance                                                                  4

     Fees and Expenses                                                                 6

     Additional Investment Strategy Information                                        7

     Additional Risk Information                                                       8

     Fund Management                                                                   9


SHAREHOLDER INFORMATION

     Pricing Fund Shares                                                              10

     How To Buy Shares                                                                10

     How To Exchange Shares                                                           12

     How To Sell Shares                                                               13

     Distributions                                                                    15

     Tax Consequences                                                                 16

     Share Class Arrangements                                                         16


FINANCIAL HIGHLIGHTS                                                                  24


MORGAN STANLEY FUNDS                                                   Inside Back Cover




This PROSPECTUS contains important information about the fund. Please read it carefully and keep it for future reference.

The Fund

INVESTMENT OBJECTIVE

[GRAPHIC]

Morgan Stanley Mid-Cap Value Fund seeks above-average total return.

PRINCIPAL INVESTMENT STRATEGIES

[GRAPHIC]


The Fund will normally invest at least 80% of its assets in common stock and other equity securities, including depositary receipts and securities convertible into common stock, of companies traded on a U.S. securities exchange with market capitalizations that fall within the range of companies included in the Russell Midcap Value Index. As of June 30, 2003, these market capitalizations range between $462.44 million and $10.38 billion. In pursuing its investment objective, the Fund's "Investment Manager," Morgan Stanley Investment Advisors Inc., seeks attractively valued companies experiencing a change that the Investment Manager believes could have a positive impact on a company's outlook, such as a change in management, industry dynamics or operational efficiency. In determining whether securities should be sold, the Investment Manager considers a number of factors, including appreciation to fair value, fundamental change in the company or changes in economic or market trends. The Investment Manager may purchase stocks that typically do not pay dividends.


Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends. A depositary receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company. A convertible security is a bond, preferred stock or other security that may be converted into a prescribed amount of common stock at a particular time and price.


The Fund may invest up to 20% of its net assets in foreign securities. This percentage limitation, however, does not apply to securities of foreign companies that are listed in the United States on a national securities exchange. In addition, the Fund may invest up to 20% of its assets in investment grade fixed-income securities and may use options and futures, swaps and forward foreign currency exchange contracts.


[SIDENOTE]

TOTAL RETURN

AN INVESTMENT OBJECTIVE HAVING THE GOAL OF SELECTING SECURITIES WITH THE POTENTIAL TO RISE IN PRICE AND PAY OUT INCOME.

In pursuing the Fund's investment objective, the Investment Manager has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis--and which trading strategies it uses. For example, the Investment Manager in its discretion may determine to use some permitted trading strategies while not using others.

PRINCIPAL RISKS

[GRAPHIC]

There is no assurance that the Fund will achieve its investment objective. The Fund's share price and return will fluctuate with changes in the market value of the Fund's portfolio securities. When you sell Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Fund.

COMMON STOCKS. A principal risk of investing in the Fund is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

MEDIUM CAPITALIZATION COMPANIES. Investing in securities of medium-sized companies may involve greater risk than is customarily associated with investing in more established companies. Often, medium-sized companies and the industries in which they are focused are still evolving, and they are more sensitive to changing market conditions than larger companies in more established industries. Their securities may be more volatile and have returns that vary, sometimes significantly, from the overall stock market.

FOREIGN SECURITIES. The Fund's investments in foreign securities may involve risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Fund shares is quoted in U.S. dollars, the Fund generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlements of the Fund's trades effected in those markets and could result in losses to the Fund due to subsequent declines in the value of the securities subject to the trades.

Depositary receipts involve substantially identical risks to those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

CONVERTIBLE SECURITIES. The Fund may invest in convertible securities which subject the Fund to the risks associated with both fixed-income securities and common stocks. Fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.


OTHER RISKS. The performance of the Fund also will depend on whether or not the Investment Manager is successful in pursuing the Fund's investment strategy. The Fund is subject to other risks from its permissible investments, including the risks associated with its forward foreign currency exchange contracts, options and futures and fixed-income investments. For more information about these risks, see the "Additional Risk Information" section.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

PAST PERFORMANCE


[GRAPHIC]


The bar chart and table below provide some indication of the risks of investing in the Fund. The Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

ANNUAL TOTAL RETURNS--CALENDAR YEARS


[CHART]

    2002     -28.19%


THE BAR CHART REFLECTS THE PERFORMANCE OF CLASS B SHARES; THE PERFORMANCE OF THE OTHER CLASSES WILL DIFFER BECAUSE THE CLASSES HAVE DIFFERENT ONGOING FEES. THE PERFORMANCE INFORMATION IN THE BAR CHART DOES NOT REFLECT THE DEDUCTION OF SALES CHARGES; IF THESE AMOUNTS WERE REFLECTED, RETURNS WOULD BE LESS THAN SHOWN. YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2003 WAS 22.62%.

During the period shown in the bar chart, the highest return for a calendar quarter was 6.50% (quarter ended December 31, 2002) and the lowest return for a calendar quarter was -19.23% (quarter ended September 30, 2002).


[SIDENOTE]


ANNUAL TOTAL RETURNS

THIS CHART SHOWS THE PERFORMANCE OF THE FUND'S CLASS B SHARES OVER THE PAST CALENDAR YEAR.

AVERAGE ANNUAL TOTAL RETURNS

This table compares the Fund's average annual total returns with those of three broad measures of market performance over time. The Fund's returns include the maximum applicable sales charge for each Class and assume you sold your shares at the end of each period (unless otherwise noted).

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2002)



                                                                                      LIFE OF FUND
                                                                      PAST 1 YEAR   (SINCE 10/29/01)
   Class A--Return Before Taxes                                         -31.44%         -21.56%
----------------------------------------------------------------------------------------------------
   Class B--Returns Before Taxes                                        -31.78%         -21.26%
----------------------------------------------------------------------------------------------------
   Class B--Returns After Taxes on Distributions(1)                     -31.78%         -21.26%
----------------------------------------------------------------------------------------------------
   Class B--Returns After Taxes on Distributions and
     Sale of Fund Shares                                                -19.52%         -16.94%
----------------------------------------------------------------------------------------------------
   Class C--Return Before Taxes                                         -28.91%         -18.47%
----------------------------------------------------------------------------------------------------
   Class D--Return Before Taxes                                         -27.46%         -17.66%
----------------------------------------------------------------------------------------------------
            Russell Midcap Value Index(2)                                -9.64%          -0.47%
----------------------------------------------------------------------------------------------------
            Standard & Poor's MidCap 400 Index(3)                       -14.50%          -4.01%
----------------------------------------------------------------------------------------------------
            Lipper Mid-Cap Core Index(4)                                -17.37%          -7.03%



(1) THESE RETURNS DO NOT REFLECT ANY TAX CONSEQUENCES FROM A SALE OF YOUR SHARES AT THE END OF EACH PERIOD, BUT THEY DO REFLECT ANY APPLICABLE SALES CHARGES ON SUCH A SALE.

(2) THE RUSSELL MIDCAP VALUE INDEX MEASURES THE PERFORMANCE OF THOSE RUSSELL MIDCAP COMPANIES WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES. THE STOCKS ARE ALSO MEMBERS OF THE RUSSELL 1000 VALUE INDEX. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. BASED ON THE FUND'S ASSET COMPOSITION, THE FUND'S INVESTMENT MANAGER BELIEVES THE RUSSELL MIDCAP VALUE INDEX IS A MORE APPROPRIATE BENCHMARK FOR THE FUND. THE STANDARD & POOR'S MIDCAP 400 INDEX WILL NOT BE SHOWN IN FUTURE PROSPECTUSES. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

(3) THE STANDARD & POOR'S MIDCAP 400 INDEX (S&P 400) IS A MARKET-VALUE WEIGHTED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 400 DOMESTIC STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

(4) THE LIPPER MID-CAP CORE FUNDS INDEX IS AN EQUALLY WEIGHTED PERFORMANCE INDEX OF THE LARGEST QUALIFYING FUNDS (BASED ON NET ASSETS) IN THE LIPPER MID-CAP CORE FUNDS INDEX CLASSIFICATION. THE INDEX, WHICH IS ADJUSTED FOR CAPITAL GAINS DISTRIBUTIONS AND INCOME DIVIDENDS, IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT. THERE ARE CURRENTLY 30 FUNDS REPRESENTED IN THIS INDEX.

The above table shows after-tax returns for the Fund's Class B shares. The after-tax returns for the Fund's other Classes will vary from the Class B shares' returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before tax returns due to foreign tax credits and/or an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.

FEES AND EXPENSES

[GRAPHIC]

The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund offers four classes of shares: Classes A, B, C and D. Each Class has a different combination of fees, expenses and other features, which should be considered in selecting a Class of shares. The Fund does not charge account or exchange fees. See the "Share Class Arrangements" section for further fee and expense information.

SHAREHOLDER FEES

                                                          CLASS A      CLASS B       CLASS C      CLASS D
   Maximum sales charge (load) imposed on
   purchases (as a percentage of offering price)             5.25%(1)     None          None         None
---------------------------------------------------------------------------------------------------------
   Maximum deferred sales charge (load) (as a
   percentage based on the lesser of the offering
   price or net asset value at redemption)                   None(2)      5.00%(3)      1.00%(4)     None

ANNUAL FUND OPERATING EXPENSES


                                                          CLASS A      CLASS B       CLASS C      CLASS D
   Management fee                                            0.80%        0.80%         0.80%        0.80%
---------------------------------------------------------------------------------------------------------
   Distribution and service (12b-1) fees                     0.23%        1.00%         1.00%        None
---------------------------------------------------------------------------------------------------------
   Other expenses                                            0.44%        0.44%         0.44%        0.44%
---------------------------------------------------------------------------------------------------------
   Total annual Fund operating expenses(5)                   1.47%        2.24%         2.24%        1.24%


(1)  REDUCED FOR PURCHASES OF $25,000 AND OVER.

(2) INVESTMENTS THAT ARE NOT SUBJECT TO ANY SALES CHARGE AT THE TIME OF PURCHASE ARE SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE ("CDSC") OF 1.00% THAT WILL BE IMPOSED IF YOU SELL YOUR SHARES WITHIN ONE YEAR AFTER PURCHASE, EXCEPT FOR CERTAIN SPECIFIC CIRCUMSTANCES.

(3) THE CDSC IS SCALED DOWN TO 1.00% DURING THE SIXTH YEAR, REACHING ZERO THEREAFTER. SEE "SHARE CLASS ARRANGEMENTS" FOR A COMPLETE DISCUSSION OF THE CDSC.


(4)  ONLY APPLICABLE IF YOU SELL YOUR SHARES WITHIN ONE YEAR AFTER PURCHASE.


[SIDENOTE]

SHAREHOLDER FEES

THESE FEES ARE PAID DIRECTLY FROM YOUR INVESTMENT.


ANNUAL FUND OPERATING EXPENSES


THESE EXPENSES ARE DEDUCTED FROM THE FUND'S ASSETS AND ARE BASED ON EXPENSES PAID FOR THE FISCAL YEAR ENDED AUGUST 31, 2003.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions, depending upon whether or not you sell your shares at the end of each period.



                         IF YOU SOLD YOUR SHARES:                          IF YOU HELD YOUR SHARES:
               -----------------------------------------------------------------------------------------------
                1 YEAR      3 YEARS      5 YEARS    10 YEARS      1 YEAR     3 YEARS     5 YEARS     10 YEARS
   Class A       $ 667      $   965      $ 1,286     $ 2,190       $ 667       $ 965     $ 1,286      $ 2,190
--------------------------------------------------------------------------------------------------------------
   Class B       $ 727      $ 1,000      $ 1,400     $ 2,575       $ 227       $ 700     $ 1,200      $ 2,575
--------------------------------------------------------------------------------------------------------------
   Class C       $ 327      $   700      $ 1,200     $ 2,575       $ 227       $ 700     $ 1,200      $ 2,575
--------------------------------------------------------------------------------------------------------------
   Class D       $ 126      $   393      $   681     $ 1,500       $ 126       $ 393     $   681      $ 1,500
--------------------------------------------------------------------------------------------------------------


While Class B and Class C shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A shares.

ADDITIONAL INVESTMENT STRATEGY INFORMATION

[GRAPHIC]

This section provides additional information relating to the Fund's principal investment strategies.


FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Fund's investments also may include forward foreign currency exchange contracts, which involve the purchase or sale of a specific amount of foreign currency at the current price with delivery at a specified future date. The Fund may use these contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated. In addition, the Fund may use these instruments to modify its exposure to various currency markets.


OPTIONS AND FUTURES. The Fund may invest in put and call options and futures on its portfolio securities and stock indexes. The Fund may use options and futures to protect against a decline in the Fund's securities or an increase in prices of securities that may be purchased.

DEFENSIVE INVESTING. The Fund may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Fund may invest any amount of its total assets in cash or money market instruments in a defensive posture when the Investment Manager believes it is advisable to do so. Although taking a defensive posture is designed to protect the Fund from an anticipated market downturn, it could have the effect of reducing the benefit from any upswing in the market. When the Fund takes a defensive position, it may not achieve its investment objective.

PORTFOLIO TURNOVER. The Fund may engage in active and frequent trading of its portfolio securities. The Financial Highlights table at the end of this PROSPECTUS shows the Fund's portfolio turnover rates during the recent fiscal period. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (over 100%) could result in high brokerage costs and an increase in taxable capital gains distributions to the Fund's shareholders. See the sections on "Distributions" and "Tax Consequences."


The percentage limitations relating to the composition of the Fund's portfolio apply at the time the Fund acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require the Fund to sell any portfolio security. However, the Fund may be required to sell its illiquid securities holdings, if any, in response to fluctuations in the value of such holdings. The Fund may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.


ADDITIONAL RISK INFORMATION

[GRAPHIC]

This section provides additional information relating to the principal risks of investing in the Fund.


FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. Use of forward foreign currency exchange contracts involves risks. If the Investment Manager employs a strategy that does not correlate well with the Fund's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Fund's volatility and, thus, could involve a significant risk.


OPTIONS AND FUTURES. If the Fund invests in options and/or futures, its participation in these markets would subject the Fund's portfolio to certain risks. If the Investment Manager's predictions of movements in the direction of the stock markets are inaccurate, the adverse consequences to the Fund (e.g., a reduction in the Fund's net asset value or a reduction in the amount of income available for distribution) may leave the Fund in a worse position than if these strategies were not used. Other risks inherent in the use of options and futures include, for example, the possible imperfect correlation between the price of options and futures contracts and movements in the prices of the securities being hedged, and the possible absence of a liquid secondary market for any particular instrument. Certain options may be over-the-counter options which are options negotiated with dealers; there is no secondary market for these investments.


FIXED-INCOME SECURITIES. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.)

FUND MANAGEMENT

[GRAPHIC]


The Fund has retained the Investment Manager--Morgan Stanley Investment Advisors Inc.--to provide administrative services and manage its business affairs and invest its assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Its address is 1221 Avenue of the Americas, New York, NY 10020. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services.

The Fund's portfolio is managed within the Equity Income Team. Current members of the team include James A. Gilligan, Managing Director of the Investment Manager, Thomas Bastian, Sergio Marcheli and James O. Roeder, Vice Presidents of the Investment Manager, and Vincent E. Vizachero, Associate of the Investment Manager.

The Fund pays the Investment Manager a monthly management fee as full compensation for the services and facilities furnished to the Fund, and for Fund expenses assumed by the Investment Manager. The fee is based on the Fund's average daily net assets. For the fiscal year ended August 31, 2003, the Fund accrued total compensation to the Investment Manager amounting to 0.80% of the Fund's average daily net assets.


[SIDENOTE]

MORGAN STANLEY INVESTMENT ADVISORS INC.


THE INVESTMENT MANAGER IS WIDELY RECOGNIZED AS A LEADER IN THE MUTUAL FUND INDUSTRY AND HAD APPROXIMATELY $115 BILLION IN ASSETS UNDER MANAGEMENT OR ADMINISTRATION AS OF SEPTEMBER 30, 2003.

SHAREHOLDER INFORMATION

PRICING FUND SHARES

[GRAPHIC]

The price of Fund shares (excluding sales charges), called "net asset value," is based on the value of the Fund's portfolio securities. While the assets of each Class are invested in a single portfolio of securities, the net asset value of each Class will differ because the Classes have different ongoing distribution fees.

The net asset value per share of the Fund is determined once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

The value of the Fund's portfolio securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Manager determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In these cases, the Fund's net asset value will reflect certain portfolio securities' fair value rather than their market price. With respect to securities that are primarily listed on foreign exchanges, the value of the Fund's portfolio securities may change on days when you will not be able to purchase or sell your shares.


An exception to the Fund's general policy of using market prices concerns its short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.


HOW TO BUY SHARES

[GRAPHIC]


You may open a new account to buy Fund shares or buy additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Your Financial Advisor will assist you, step-by-step, with the procedures to invest in the Fund. The Fund's transfer agent, in its sole discretion, may allow you to purchase shares directly by calling and requesting an application.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: When you open an account, we


[SIDENOTE]

CONTACTING A FINANCIAL ADVISOR


IF YOU ARE NEW TO THE MORGAN STANLEY FUNDS AND WOULD LIKE TO CONTACT A MORGAN STANLEY FINANCIAL ADVISOR, CALL TOLL-FREE 1-866-MORGAN8 FOR THE TELEPHONE NUMBER OF THE MORGAN STANLEY OFFICE NEAREST YOU. YOU MAY ALSO ACCESS OUR OFFICE LOCATOR ON OUR INTERNET SITE AT: www.morganstanley.com/funds will ask your name, address, date of birth, and other information that will allow us to identify you. If you are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law.

Because every investor has different immediate financial needs and long-term investment goals, the Fund offers investors four Classes of shares: Classes A, B, C and D. Class D shares are only offered to a limited group of investors. Each Class of shares offers a distinct structure of sales charges, distribution and service fees, and other features that are designed to address a variety of needs. Your Morgan Stanley Financial Advisor or other authorized financial representative can help you decide which Class may be most appropriate for you. When purchasing Fund shares, you must specify which Class of shares you wish to purchase.

When you buy Fund shares, the shares are purchased at the next share price calculated (less any applicable front-end sales charge for Class A shares) after we receive your purchase order. Your payment is due on the third business day after you place your purchase order. The Fund, in its sole discretion, may waive the minimum initial and additional investment amounts in certain cases. We reserve the right to reject any order for the purchase of Fund shares.


MINIMUM INVESTMENT AMOUNTS

                                                                                 MINIMUM INVESTMENT
                                                                             -------------------------
   INVESTMENT OPTIONS                                                          INITIAL      ADDITIONAL
   Regular Accounts                                                            $  1,000      $  100
------------------------------------------------------------------------------------------------------
   Individual Retirement Account                                               $  1,000      $  100
------------------------------------------------------------------------------------------------------
   Coverdell Education Savings Account                                         $    500      $  100
------------------------------------------------------------------------------------------------------
   EasyInvest(SM)
   (Automatically from your checking or savings account or
     Money Market Fund)                                                        $    100*     $  100*

* PROVIDED YOUR SCHEDULE OF INVESTMENTS TOTALS $1,000 IN TWELVE MONTHS.


There is no minimum investment amount if you purchase Fund shares through: (1) the Investment Manager's mutual fund asset allocation plan; (2) a program, approved by the Fund's distributor, in which you pay an asset-based fee for advisory, administrative and/or brokerage services; (3) the following programs approved by the Fund's distributor: (i) qualified state tuition plans described in Section 529 of the Internal Revenue Code or (ii) certain other investment programs that do not charge an asset-based fee; or (4) employer-sponsored employee benefit plan accounts.


[SIDENOTE]


EASYINVEST(SM)


A PURCHASE PLAN THAT ALLOWS YOU TO TRANSFER MONEY AUTOMATICALLY FROM YOUR CHECKING OR SAVINGS ACCOUNT OR FROM A MONEY MARKET FUND ON A SEMI-MONTHLY, MONTHLY OR QUARTERLY BASIS. CONTACT YOUR MORGAN STANLEY FINANCIAL ADVISOR FOR FURTHER INFORMATION ABOUT THIS SERVICE.

INVESTMENT OPTIONS FOR CERTAIN INSTITUTIONAL AND OTHER INVESTORS/CLASS D SHARES. To be eligible to purchase Class D shares, you must qualify under one of the investor categories specified in the "Share Class Arrangements" section of this PROSPECTUS.


SUBSEQUENT INVESTMENTS SENT DIRECTLY TO THE FUND. In addition to buying additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor, you may send a check directly to the Fund. To buy additional shares in this manner:

- Write a "letter of instruction" to the Fund specifying the name(s) on the account, the account number, the social security or tax identification number, the Class of shares you wish to purchase, and the investment amount (which would include any applicable front-end sales charge). The letter must be signed by the account owner(s).
- Make out a check for the total amount payable to: Morgan Stanley Mid-Cap Value Fund.
- Mail the letter and check to Morgan Stanley Trust at P.O. Box 1040, Jersey City, NJ 07303.

HOW TO EXCHANGE SHARES

[GRAPHIC]


PERMISSIBLE FUND EXCHANGES. You may exchange shares of any Class of the Fund for the same Class of any other continuously offered Multi-Class Fund, or for shares of a No-Load Fund, a Money Market Fund or the Limited Duration U.S. Treasury Trust, without the imposition of an exchange fee. In addition, Class A shares of the Fund may be exchanged for shares of an FSC Fund (funds subject to a front-end sales charge). See the inside back cover of this Prospectus for each Morgan Stanley Fund's designation as a Multi-Class Fund, No-Load Fund, Money Market Fund or an FSC Fund. If a Morgan Stanley Fund is not listed, consult the inside back cover of that fund's prospectus for its designation.

Exchanges may be made after shares of the fund acquired by purchase have been held for 30 days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. The current prospectus for each fund describes its investment objective(s), policies and investment minimums, and should be read before investment. Since exchanges are available only into continuously offered Morgan Stanley Funds, exchanges are not available into any new Morgan Stanley Fund during its initial offering period, or when shares of a particular Morgan Stanley Fund are not being offered for purchase.

EXCHANGE PROCEDURES. You can process an exchange by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Otherwise, you must forward an exchange privilege authorization form to the Fund's transfer agent--Morgan Stanley Trust--and then write the transfer agent or call (800) 869-NEWS to place an exchange order. You can obtain an exchange privilege authorization form by contacting your Morgan Stanley Financial Advisor or other authorized financial representative or by calling (800) 869-NEWS. If you hold share certificates, no exchanges may be processed until we have received all applicable share certificates.


An exchange to any Morgan Stanley Fund (except a Money Market Fund) is made on the basis of the next calculated net asset values of the funds involved after the exchange instructions are accepted. When exchanging into a Money Market Fund, the Fund's shares are sold at their next calculated net asset value and the Money Market Fund's shares are purchased at their net asset value on the following business day.

The Fund may terminate or revise the exchange privilege upon required notice. The check writing privilege is not available for Money Market Fund shares you acquire in an exchange.

TELEPHONE EXCHANGES. For your protection when calling Morgan Stanley Trust, we will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number. Telephone instructions also may be recorded.

Telephone instructions will be accepted if received by the Fund's transfer agent between 9:00 a.m. and 4:00 p.m. Eastern time on any day the New York Stock Exchange is open for business. During periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Fund in the past.

MARGIN ACCOUNTS. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the exchange of such shares.

TAX CONSIDERATIONS OF EXCHANGES. If you exchange shares of the Fund for shares of another Morgan Stanley Fund there are important tax considerations. For tax purposes, the exchange out of the Fund is considered a sale of Fund shares--and the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss.

You should review the "Tax Consequences" section and consult your own tax professional about the tax consequences of an exchange.

LIMITATIONS ON EXCHANGES. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Morgan Stanley Funds may result in the Fund limiting or prohibiting, at its discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. You will be notified in advance of limitations on your exchange privileges.

CDSC CALCULATIONS ON EXCHANGES. See the "Share Class Arrangements" section of this Prospectus for a discussion of how applicable contingent deferred sales charges (CDSCs) are calculated for shares of one Morgan Stanley Fund that are exchanged for shares of another.

For further information regarding exchange privileges, you should contact your Morgan Stanley Financial Advisor or call (800) 869-NEWS.

HOW TO SELL SHARES

[GRAPHIC]

You can sell some or all of your Fund shares at any time. If you sell Class A, Class B or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. Your shares will be sold at the next price calculated after we receive your order to sell as described below.

OPTIONS               PROCEDURES
----------------------------------------------------------------------------------------------------------------------------------
Contact Your          To sell your shares, simply call your Morgan Stanley Financial Advisor or other Financial Advisor authorized
Financial Advisor     financial representative. Payment will be sent to the address to which the account is registered, or deposited in your brokerage account.

OPTIONS                PROCEDURES
----------------------------------------------------------------------------------------------------------------------------------
By Letter             You can also sell your shares by writing a "letter of instruction" that includes:
                      -  your account number;
                      -  the name of the fund;
                      -  the dollar amount or the number of shares you wish to sell;
                      -  the Class of shares you wish to sell; and
                      -  the signature of each owner as it appears on the account.

                      If you are requesting payment to anyone other than the registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or pre-designated bank account, you will need a signature guarantee. You can obtain a signature guarantee from an eligible guarantor acceptable to Morgan
                      Stanley Trust. (You should contact Morgan Stanley Trust at (800) 869-NEWS for a determination as to whether a particular institution is an eligible guarantor.) A notary public cannot provide a signature guarantee.
                      Additional documentation may be required for shares held by a corporation, partnership, trustee or executor.

                      Mail the letter to Morgan Stanley Trust at P.O. Box 983, Jersey City, NJ 07303. If you hold share certificates, you must return the certificates, along with the letter and any required additional documentation.

                      A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your instructions.

Systematic            If your investment in all of the Morgan Stanley Funds has a total market value of at least $10,000, you may
Withdrawal Plan       elect to withdraw amounts of $25 or more, or in any whole percentage of a fund's balance (provided the amount is at least $25), on a monthly, quarterly, semi-annual or annual basis, from any fund with a balance of at least $1,000. Each time you add a fund to the plan, you must meet the plan requirements.

                      Amounts withdrawn are subject to any applicable CDSC. A CDSC may be waived under certain circumstances. See the Class B waiver categories listed in the "Share Class Arrangements" section of this PROSPECTUS.

                      To sign up for the Systematic Withdrawal Plan, contact your Morgan Stanley Financial Advisor or call (800)
                      869-NEWS. You may terminate or suspend your plan at any time. Please remember that withdrawals from the plan are sales of shares, not Fund "distributions," and ultimately may exhaust your account balance. The Fund may terminate or revise the plan at any time.

PAYMENT FOR SOLD SHARES. After we receive your complete instructions to sell as described above, a check will be mailed to you within seven days, although we will attempt to make payment within one business day. Payment may also be sent to your brokerage account.

Payment may be postponed or the right to sell your shares suspended under unusual circumstances. If you request to sell shares that were recently purchased by check, your sale will not be effected until it has been verified that the check has been honored.

TAX CONSIDERATIONS. Normally, your sale of Fund shares is subject to federal and state income tax. You should review the "Tax Consequences" section of this PROSPECTUS and consult your own tax professional about the tax consequences of a sale.

REINSTATEMENT PRIVILEGE. If you sell Fund shares and have not previously exercised the reinstatement privilege, you may, within 35 days after the date of sale, invest any portion of the proceeds in the same Class of Fund shares at their net asset value and receive a pro rata credit for any CDSC paid in connection with the sale.


INVOLUNTARY SALES. The Fund reserves the right, on 60 days' notice, to sell the shares of any shareholder (other than shares held in an IRA or 403(b) Custodial Account) whose shares, due to sales by the shareholder, have a value below $100, or in the case of an account opened through EasyInvest(SM), if after 12 months the shareholder has invested less than $1,000 in the account.

However, before the Fund sells your shares in this manner, we will notify you and allow you 60 days to make an additional investment in an amount that will increase the value of your account to at least the required amount before the sale is processed. No CDSC will be imposed on any involuntary sale.


MARGIN ACCOUNTS. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the sale of such shares.

DISTRIBUTIONS

[GRAPHIC]

The Fund passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Fund earns income from stocks and interest from fixed-income investments. These amounts are passed along to Fund shareholders as "income dividend distributions." The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."

The Fund declares income dividends separately for each Class. Distributions paid on Class A and Class D shares will usually be higher than for Class B and Class C because distribution fees that Class B and Class C pay are higher. Normally, income dividends are distributed to shareholders annually. Capital gains, if any, are usually distributed in December. The Fund, however, may retain and reinvest any long-term capital gains. The Fund may at times make payments from sources other than income or capital gains that represent a return of a portion of your investment.


Distributions are reinvested automatically in additional shares of the same Class and automatically credited to your account, unless you request in writing that all distributions be paid in cash. If you elect the cash option, the Fund will mail a check to you no later than seven business days after the distribution is declared. However, if you purchase Fund shares through a Morgan Stanley Financial Advisor or other authorized financial representative within


[SIDENOTE]

TARGETED DIVIDENDS(SM)

YOU MAY SELECT TO HAVE YOUR FUND DISTRIBUTIONS AUTOMATICALLY INVESTED IN OTHER CLASSES OF FUND SHARES OR CLASSES OF ANOTHER MORGAN STANLEY FUND THAT YOU OWN. CONTACT YOUR MORGAN STANLEY FINANCIAL ADVISOR FOR FURTHER INFORMATION ABOUT THIS SERVICE.

three business days prior to the record date for the distribution, the distribution will automatically be paid to you in cash, even if you did not request to receive all distributions in cash. No interest will accrue on uncashed checks. If you wish to change how your distributions are paid, your request should be received by the Fund's transfer agent, Morgan Stanley Trust, at least five business days prior to the record date of the distributions.

TAX CONSEQUENCES


[GRAPHIC]

As with any investment, you should consider how your Fund investment will be taxed. The tax information in this PROSPECTUS is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund.

Unless your investment in the Fund is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when:
-  The Fund makes distributions; and
-  You sell Fund shares, including an exchange to another Morgan Stanley Fund.


TAXES ON DISTRIBUTIONS. Your distributions are normally subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Fund shares. A distribution also may be subject to local income tax. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Fund. Under recently enacted legislation, ordinary income dividends you receive may be taxed at the same rate as long-term capital gains. However, even if income received in the form of ordinary income dividends is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example, you generally will not be permitted to offset ordinary income dividends with capital losses. Short-term capital gain distributions will continue to be taxed at ordinary income rates.


Every January, you will be sent a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.

TAXES ON SALES. Your sale of Fund shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Fund shares for shares of another Morgan Stanley Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.


When you open your Fund account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to a federal backup withholding tax on taxable distributions and redemption proceeds (as of the date of this PROSPECTUS this rate is 28%). Any withheld amount would be sent to the IRS as an advance payment of your taxes due on your income for such year.

SHARE CLASS ARRANGEMENTS

[GRAPHIC]

The Fund offers several Classes of shares having different distribution arrangements designed to provide you with different purchase options according to your investment needs. Your Morgan Stanley Financial Advisor or other authorized financial representative can help you decide which Class may be appropriate for you.

The general public is offered three Classes: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and ongoing expenses. A fourth Class, Class D shares, is offered only to a limited category of investors. Shares that you acquire through reinvested distributions will not be subject to any front-end sales charge or CDSC--contingent deferred sales charge.

Sales personnel may receive different compensation for selling each Class of shares. The sales charges applicable to each Class provide for the distribution financing of shares of that Class.

The chart below compares the sales charge and annual 12b-1 fee applicable to each Class:

   CLASS     SALES CHARGE                                                                      MAXIMUM ANNUAL 12b-1 FEE
     A       Maximum 5.25% initial sales charge reduced for purchase of $25,000 or more;
             shares sold without an initial sales charge are generally subject to a 1.0%
             CDSC during the first year.                                                               0.25%
-----------------------------------------------------------------------------------------------------------------------
     B       Maximum 5.0% CDSC during the first year decreasing to 0% after six years.                 1.00%
-----------------------------------------------------------------------------------------------------------------------
     C       1.0% CDSC during first year                                                               1.00%
-----------------------------------------------------------------------------------------------------------------------
     D       None                                                                                       None

CLASS A SHARES Class A shares are sold at net asset value plus an initial sales charge of up to 5.25%. The initial sales charge is reduced for purchases of $25,000 or more according to the schedule below. Investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a contingent deferred sales charge, or CDSC, of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. Class A shares are also subject to a distribution (12b-1) fee of up to 0.25% of the average daily net assets of the Class. This fee is lower than the distribution fee paid by Class B or Class C shares.

The Fund will not accept a purchase order for Class A shares that qualifies for investment in Class D shares.

The offering price of Class A shares includes a sales charge (expressed as a percentage of the public offering price) on a single transaction as shown in the following table:


                                                     FRONT-END SALES CHARGE
                                        --------------------------------------------------
   AMOUNT OF                                PERCENTAGE OF        APPROXIMATE PERCENTAGE
   SINGLE TRANSACTION                   PUBLIC OFFERING PRICE    OF NET AMOUNT INVESTED
   Less than $25,000                             5.25%                    5.54%
------------------------------------------------------------------------------------------
   $25,000 but less than $50,000                 4.75%                    4.99%
------------------------------------------------------------------------------------------
   $50,000 but less than $100,000                4.00%                    4.17%
------------------------------------------------------------------------------------------
   $100,000 but less than $250,000               3.00%                    3.09%
------------------------------------------------------------------------------------------
   $250,000 but less than $500,000               2.50%                    2.56%
------------------------------------------------------------------------------------------
   $500,000 but less than $1 million             2.00%                    2.04%
------------------------------------------------------------------------------------------
   $1 million and over                           0.00%                    0.00%

The reduced sales charge schedule is applicable to purchases of Class A shares in a single transaction by:
-  A single account (including an individual, trust or fiduciary account).
- Family member accounts (limited to husband, wife and children under the age of 21).
- Pension, profit sharing or other employee benefit plans of companies and their affiliates.
-  Tax-exempt organizations.
-  Groups organized for a purpose other than to buy mutual fund shares.

COMBINED PURCHASE PRIVILEGE. You also will have the benefit of reduced sales charges by combining purchases of Class A shares of the Fund in a single transaction with purchases of Class A shares of other Multi-Class Funds and shares of FSC Funds.


RIGHT OF ACCUMULATION. You also may benefit from a reduction of sales charges if the cumulative net asset value of Class A shares of the Fund purchased in a single transaction, together with shares of other Morgan Stanley Funds you currently own which were previously purchased at a price including a front-end sales charge (or Class A shares purchased at $1 million or more), and shares acquired through reinvestment of distributions, amounts to $25,000 or more. Also, if you have a cumulative net asset value of all your Class A and Class D shares equal to at least $5 million (or $25 million for certain employee benefit plans), you are eligible to purchase Class D shares of any fund subject to the fund's minimum initial investment requirement.


You must notify your Morgan Stanley Financial Advisor or other authorized financial representative (or Morgan Stanley Trust if you purchase directly through the Fund), at the time a purchase order is placed, that the purchase qualifies for the reduced sales charge under the Right of Accumulation. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge will not be granted if: (i) notification is not furnished at the time of the order; or (ii) a review of the records of Morgan Stanley DW Inc. ("Morgan Stanley DW") or other authorized dealer of Fund shares or the Fund's transfer agent does not confirm your represented holdings.

[SIDENOTE]


FRONT-END SALES CHARGE OR FSC


AN INITIAL SALES CHARGE YOU PAY WHEN PURCHASING CLASS A SHARES THAT IS BASED ON A PERCENTAGE OF THE OFFERING PRICE. THE PERCENTAGE DECLINES BASED UPON THE DOLLAR VALUE OF CLASS A SHARES YOU PURCHASE. WE OFFER THREE WAYS TO REDUCE YOUR CLASS A SALES CHARGES--THE COMBINED PURCHASE PRIVILEGE, RIGHT OF ACCUMULATION AND LETTER OF INTENT.

LETTER OF INTENT. The schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written "Letter of Intent." A Letter of Intent provides for the purchase of Class A shares of the Fund or other Multi-Class Funds or shares of FSC Funds within a 13-month period. The initial purchase under a Letter of Intent must be at least 5% of the stated investment goal. To determine the applicable sales charge reduction, you may also include: (1) the cost of shares of other Morgan Stanley Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the distributor receiving the Letter of Intent, and (2) the cost of shares of other funds you currently own acquired in exchange for shares of funds purchased during that period at a price including a front-end sales charge. You can obtain a Letter of Intent by contacting your Morgan Stanley Financial Advisor or other authorized financial representative, or by calling (800) 869-NEWS. If you do not achieve the stated investment goal within the 13-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment.


OTHER SALES CHARGE WAIVERS. In addition to investments of $1 million or more, your purchase of Class A shares is not subject to a front-end sales charge (or a CDSC upon sale) if your account qualifies under one of the following categories:


- A trust for which a banking affiliate of the Investment Manager provides discretionary trustee services.

- Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor, pursuant to which they pay an asset based-fee for investment advisory, administrative and/or brokerage services.


- Qualified state tuition plans described in Section 529 of the Internal Revenue Code and donor-advised charitable gift funds (subject to all applicable terms and conditions) and certain other investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.

- Employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which (i) Morgan Stanley Trust serves as trustee,
   (ii) Morgan Stanley's Retirement Plan Services serves as recordkeeper under a written Recordkeeping Services Agreement or (iii) an entity independent from Morgan Stanley serves as recordkeeper under an alliance or similar agreement with Morgan Stanley's Retirement Plan Services (together, "Morgan Stanley Eligible Plans"), provided that, in the case of (i) and (ii) above, any such plan has at least 200 eligible employees.

- A Morgan Stanley Eligible Plan whose Class B shares have converted to Class A shares, regardless of the plan's asset size or number of eligible employees.

- Insurance company separate accounts that have been approved by the Fund's distributor.

- A client of a Morgan Stanley Financial Advisor who joined us from another investment firm within six months prior to the date of purchase of Fund shares, and who used the proceeds from the sale of shares of a proprietary mutual fund of that Financial Advisor's previous firm that imposed either a front-end or deferred sales charge to purchase Class A shares, provided that:
   (1) the client sold the shares not more than 60 days prior to the purchase of Fund shares, and (2) the sale proceeds were maintained in the interim in cash or a Money Market Fund.

- Current or retired Directors or Trustees of the Morgan Stanley Funds, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

- Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

CLASS B SHARES Class B shares are offered at net asset value with no initial sales charge but are subject to a contingent deferred sales charge, or CDSC, as set forth in the table below. For the purpose of calculating the CDSC, shares are deemed to have been purchased on the last day of the month during which they were purchased.

  YEAR SINCE PURCHASE PAYMENT MADE               CDSC AS A PERCENTAGE OF AMOUNT REDEEMED
  First                                                           5.0%
--------------------------------------------------------------------------------------------
  Second                                                          4.0%
--------------------------------------------------------------------------------------------
  Third                                                           3.0%
--------------------------------------------------------------------------------------------
  Fourth                                                          2.0%
--------------------------------------------------------------------------------------------
  Fifth                                                           2.0%
--------------------------------------------------------------------------------------------
  Sixth                                                           1.0%
--------------------------------------------------------------------------------------------
  Seventh and thereafter                                          None

Each time you place an order to sell or exchange shares, shares with no CDSC will be sold or exchanged first, then shares with the lowest CDSC will be sold or exchanged next. For any shares subject to a CDSC, the CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being sold.

The Fund will generally not accept a purchase order for Class B shares in the amount of $100,000 or more.

CDSC WAIVERS. A CDSC, if otherwise applicable, will be waived in the case of:

- Sales of shares held at the time you die or become disabled (within the definition in Section 72(m)(7) of the Internal Revenue Code which relates to the ability to engage in gainful employment), if the shares are: (i) registered either in your name (not a trust) or in the names of you and your spouse as joint tenants with right of survivorship; or (ii) held in a qualified corporate or self-employed retirement plan, IRA or 403(b) Custodial Account, provided in either case that the sale is requested within one year of your death or initial determination of disability.

- Sales in connection with the following retirement plan "distributions": (i) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following

[SIDENOTE]

CONTINGENT DEFERRED SALES CHARGE OR CDSC

A FEE YOU PAY WHEN YOU SELL SHARES OF CERTAIN MORGAN STANLEY FUNDS PURCHASED WITHOUT AN INITIAL SALES CHARGE. THIS FEE DECLINES THE LONGER YOU HOLD YOUR SHARES AS SET FORTH IN THE TABLE.

   retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2); (ii) distributions from an IRA or 403(b) Custodial Account following attainment of age 59 1/2; or
   (iii) a tax-free return of an excess IRA contribution (a "distribution" does not include a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee).

-  Sales of shares held for you as a participant in a Morgan Stanley Eligible
   Plan.

- Sales of shares in connection with the Systematic Withdrawal Plan of up to 12% annually of the value of each fund from which plan sales are made. The percentage is determined on the date you establish the Systematic Withdrawal Plan and based on the next calculated share price. You may have this CDSC waiver applied in amounts up to 1% per month, 3% per quarter, 6% semi-annually or 12% annually. Shares with no CDSC will be sold first, followed by those with the lowest CDSC. As such, the waiver benefit will be reduced by the amount of your shares that are not subject to a CDSC. If you suspend your participation in the plan, you may later resume plan payments without requiring a new determination of the account value for the 12% CDSC waiver.

- Sales of shares if you simultaneously invest the proceeds in the Investment Manager's mutual fund asset allocation program, pursuant to which investors pay an asset-based fee. Any shares you acquire in connection with the Investment Manager's mutual fund asset allocation program are subject to all of the terms and conditions of that program, including termination fees, and mandatory sale or transfer restrictions on termination.


All waivers will be granted only following the Fund's distributor receiving confirmation of your entitlement. If you believe you are eligible for a CDSC waiver, please contact your Morgan Stanley Financial Advisor or other authorized financial representative or call (800) 869-NEWS.


DISTRIBUTION FEE. Class B shares are subject to an annual distribution (12b-1) fee of 1.0% of the average daily net assets of Class B. This fee is higher than the annual distribution fee paid by Class A.


CONVERSION FEATURE. After 10 years, Class B shares will convert automatically to Class A shares of the Fund with no initial sales charge. The ten year period runs from the last day of the month in which the shares were purchased, or in the case of Class B shares acquired through an exchange, from the last day of the month in which the original Class B shares were purchased; the shares will convert to Class A shares based on their relative net asset values in the month following the ten year period. At the same time, an equal proportion of Class B shares acquired through automatically reinvested distributions will convert to Class A shares on the same basis. (Class B shares acquired in exchange for shares of another Morgan Stanley Fund originally purchased before May 1, 1997, however, will convert to Class A shares in May 2007.)


In the case of Class B shares held in a Morgan Stanley Eligible Plan, the plan is treated as a single investor and all Class B shares will convert to Class A shares on the conversion date of the Class B shares of a Morgan Stanley Fund purchased by that plan.

Currently, the Class B share conversion is not a taxable event; the conversion feature may be cancelled if it is deemed a taxable event in the future by the Internal Revenue Service.


If you exchange your Class B shares for shares of a Money Market Fund, a No-Load Fund or the Limited Duration U.S. Treasury Trust, the holding period for conversion is frozen as of the last day of the month of the exchange and resumes on the last day of the month you exchange back into Class B shares.


EXCHANGING SHARES SUBJECT TO A CDSC. There are special considerations when you exchange Fund shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of a fund that does NOT charge a CDSC WILL NOT BE COUNTED. Thus, in effect the "holding period" for purposes of calculating the CDSC is frozen upon exchanging into a fund that does not charge a CDSC.

For example, if you held Class B shares of the Fund for one year, exchanged to Class B of another Morgan Stanley Multi-Class Fund for another year, then sold your shares, a CDSC rate of 4% would be imposed on the shares based on a two year holding period--one year for each fund. However, if you had exchanged the shares of the Fund for a Money Market Fund (which does not charge a CDSC) instead of the Multi-Class Fund, then sold your shares, a CDSC rate of 5% would be imposed on the shares based on a one year holding period. The one year in the Money Market Fund would not be counted. Nevertheless, if shares subject to a CDSC are exchanged for a fund that does not charge a CDSC, you will receive a credit when you sell the shares equal to the distribution (12b-1) fees you paid on those shares while in that fund up to the amount of any applicable CDSC.

In addition, shares that are exchanged into or from a Morgan Stanley Fund subject to a higher CDSC rate will be subject to the higher rate, even if the shares are re-exchanged into a fund with a lower CDSC rate.


CLASS C SHARES Class C shares are sold at net asset value with no initial sales charge, but are subject to a CDSC of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. The Fund will not accept a purchase order for Class C shares in the amount of $1 million or more.


DISTRIBUTION FEE. Class C shares are subject to an annual distribution (12b-1) fee of up to 1.0% of the average daily net assets of that Class. This fee is higher than the annual distribution fee paid by Class A. Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares may be subject to distribution (12b-1) fees applicable to Class C shares for an indefinite period.

CLASS D SHARES Class D shares are offered without any sales charge on purchases or sales and without any distribution (12b-1) fee. Class D shares are offered only to investors meeting an initial investment minimum of $5 million ($25 million for Morgan Stanley Eligible Plans) and the following investor categories:

- Investors participating in the Investment Manager's mutual fund asset allocation program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) pursuant to which they pay an asset-based fee.

- Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services. With respect to Class D shares held through the Morgan Stanley Choice Program, at such time as those Fund shares are no longer held through the program, the shares will be automatically converted into Class A shares (which are subject to higher expenses than Class D shares) based on the then current relative net asset values of the two Classes.

- Certain investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.

- Employee benefit plans maintained by Morgan Stanley or any of its subsidiaries for the benefit of certain employees of Morgan Stanley and its subsidiaries.


- Certain unit investment trusts sponsored by Morgan Stanley DW or its affiliates.


- Certain other open-end investment companies whose shares are distributed by the Fund's distributor.

- Investors who were shareholders of the Dean Witter Retirement Series on September 11, 1998 for additional purchases for their former Dean Witter Retirement Series accounts.

A purchase order that meets the requirements for investment in Class D can be made only in Class D shares.

Class D shares are not offered for investments made through Section 529 plans, donor-advised charitable gift funds and insurance company separate accounts that have been approved by the Fund's distributor (regardless of the size of the investment).

MEETING CLASS D ELIGIBILITY MINIMUMS. To meet the $5 million ($25 million for Morgan Stanley Eligible Plans) initial investment to qualify to purchase Class D shares you may combine: (1) purchases in a single transaction of Class D shares of the Fund and other Morgan Stanley Multi-Class Funds; and/or (2) previous purchases of Class A and Class D shares of Multi-Class Funds and shares of FSC Funds you currently own, along with shares of Morgan Stanley Funds you currently own that you acquired in exchange for those shares.

NO SALES CHARGES FOR REINVESTED CASH DISTRIBUTIONS If you receive a cash payment representing an income dividend or capital gain and you reinvest that amount in the applicable Class of shares by returning the check within 30 days of the payment date, the purchased shares would not be subject to an initial sales charge or CDSC.

PLAN OF DISTRIBUTION (RULE 12b-1 FEES) The Fund has adopted a Plan of Distribution in accordance with Rule 12b-1 under the Investment Company Act of 1940 with respect to the distribution of Class A, Class B and Class C shares. (Class D shares are offered without any distribution fee.) The Plan allows the Fund to pay distribution fees for the sale and distribution of these shares. It also allows the Fund to pay for services to shareholders of Class A, Class B and Class C shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment in these Classes and may cost you more than paying other types of sales charges.

Financial Highlights


The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).


This information has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

CLASS A SHARES

                                                                                 FOR THE PERIOD
                                                                                OCTOBER 29, 2001*
                                                                                     THROUGH
  FOR THE YEAR ENDED AUGUST 31,                                  2003            AUGUST 31, 2002
SELECTED PER SHARE DATA:
Net asset value, beginning of period                           $    8.19           $   10.00
                                                               ---------           ---------
Income (loss) from investment operations:
  Net investment loss++                                            (0.03)              (0.04)
  Net realized and unrealized gain (loss)                           1.95               (1.76)
                                                               ---------           ---------
Total income (loss) from investment operations                      1.92               (1.80)
                                                               ---------           ---------
Less dividends from net investment income                             --               (0.01)
                                                               ---------           ---------
Net asset value, end of period                                 $   10.11           $    8.19
------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                                      23.44%             (17.99)%(1)
------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS(3):
Expenses                                                            1.47%               1.45%(2),(4)
Net investment loss                                                (0.39)%             (0.58)%(2),(4)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands                        $   3,173           $   3,053
Portfolio turnover rate                                              165%                121%(1)
------------------------------------------------------------------------------------------------------

*    COMMENCEMENT OF OPERATIONS.
++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
+ DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
(1)  NOT ANNUALIZED.
(2)  ANNUALIZED.
(3) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.
(4) IF THE FUND HAD BORNE ALL ITS EXPENSES THAT WERE REIMBURSED OR WAIVED BY THE INVESTMENT MANAGER, THE ANNUALIZED EXPENSE AND NET INVESTMENT LOSS RATIOS WOULD HAVE BEEN 1.66% AND (0.79)%, RESPECTIVELY.

CLASS B SHARES

                                                                                 FOR THE PERIOD
                                                                                OCTOBER 29, 2001*
                                                                                    THROUGH
  FOR THE YEAR ENDED AUGUST 31,                                   2003           AUGUST 31, 2002
SELECTED PER SHARE DATA:
Net asset value, beginning of period                           $    8.15           $   10.00
                                                               ---------           ---------
Income (loss) from investment operations:
  Net investment loss++                                            (0.09)              (0.10)
  Net realized and unrealized gain (loss)                           1.92               (1.75)
                                                               ---------           ---------
Total income (loss) from investment operations                      1.83               (1.85)
                                                               ---------           ---------
Less dividends from net investment income                             --                0.00^
                                                               ---------           ---------
Net asset value, end of period                                 $    9.98           $    8.15
------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                                      22.45%             (18.47)%(1)
------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS(3):
Expenses                                                            2.24%               2.20%(2),(4)
Net investment loss                                                (1.16)%             (1.33)%(2),(4)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands                        $  56,823           $  53,948
Portfolio turnover rate                                              165%                121%(1)
------------------------------------------------------------------------------------------------------

*    COMMENCEMENT OF OPERATIONS.
++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
+ DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
^    LESS THAN $0.005 PER SHARE.
(1)  NOT ANNUALIZED.
(2)  ANNUALIZED.
(3) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.
(4) IF THE FUND HAD BORNE ALL ITS EXPENSES THAT WERE REIMBURSED OR WAIVED BY THE INVESTMENT MANAGER, THE ANNUALIZED EXPENSE AND NET INVESTMENT LOSS RATIOS WOULD HAVE BEEN 2.41% AND (1.54)%, RESPECTIVELY.

CLASS C SHARES

                                                                                  FOR THE PERIOD
                                                                                OCTOBER 29, 2001*
                                                                                      THROUGH
  FOR THE YEAR ENDED AUGUST 31,                                   2003            AUGUST 31, 2002
SELECTED PER SHARE DATA:
Net asset value, beginning of period                           $    8.15           $   10.00
                                                               ---------           ---------
Income (loss) from investment operations:
  Net investment loss++                                            (0.09)              (0.10)
  Net realized and unrealized gain (loss)                           1.92               (1.75)
                                                               ---------           ---------
Total income (loss) from investment operations                      1.83               (1.85)
                                                               ---------           ---------
Less dividends from net investment income                             --                0.00^
                                                               ---------           ---------
Net asset value, end of period                                 $    9.98           $    8.15
------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                                      22.45%             (18.48)%(1)
------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS(3):
Expenses                                                            2.24%               2.20%(2),(4)
Net investment loss                                                (1.16)%             (1.33)%(2),(4)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands                        $   7,238           $   6,354
Portfolio turnover rate                                              165%                121%(1)
------------------------------------------------------------------------------------------------------

*    COMMENCEMENT OF OPERATIONS.
++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
+ DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
^    LESS THAN $0.005 PER SHARE.
(1)  NOT ANNUALIZED.
(2)  ANNUALIZED.
(3) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.
(4) IF THE FUND HAD BORNE ALL ITS EXPENSES THAT WERE REIMBURSED OR WAIVED BY THE INVESTMENT MANAGER, THE ANNUALIZED EXPENSE AND NET INVESTMENT LOSS RATIOS WOULD HAVE BEEN 2.41% AND (1.54)%, RESPECTIVELY.

CLASS D SHARES

                                                                                 FOR THE PERIOD
                                                                                OCTOBER 29, 2001*
                                                                                    THROUGH
  FOR THE YEAR ENDED AUGUST 31,                                   2003           AUGUST 31, 2002
SELECTED PER SHARE DATA:
Net asset value, beginning of period                           $    8.21           $   10.00
                                                               ---------           ---------
Income (loss) from investment operations:
  Net investment loss++                                            (0.01)              (0.04)
  Net realized and unrealized gain (loss)                           1.95               (1.73)
                                                               ---------           ---------
Total income (loss) from investment operations                      1.94               (1.77)
                                                               ---------           ---------
Less dividends from net investment income                             --               (0.02)
                                                               ---------           ---------
Net asset value, end of period                                 $   10.15           $    8.21
------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                                      23.63%             (17.76)%(1)
------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS(3):
Expenses                                                            1.24%               1.20%(2),(4)
Net investment loss                                                (0.16)%             (0.33)%(2),(4)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands                        $ 209,035           $  95,150
Portfolio turnover rate                                              165%                121%(1)
------------------------------------------------------------------------------------------------------

*    COMMENCEMENT OF OPERATIONS.
++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
+ CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
(1)  NOT ANNUALIZED.
(2)  ANNUALIZED.
(3) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.
(4) IF THE FUND HAD BORNE ALL ITS EXPENSES THAT WERE REIMBURSED OR WAIVED BY THE INVESTMENT MANAGER, THE ANNUALIZED EXPENSE AND NET INVESTMENT LOSS RATIOS WOULD HAVE BEEN 1.41% AND (0.54)%, RESPECTIVELY.

Notes


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                                       28

Morgan Stanley Funds

GLOBAL/INTERNATIONAL FUNDS

European Growth Fund
Fund of Funds--International Portfolio
Global Advantage Fund
Global Dividend Growth Securities

International Fund

International SmallCap Fund
International Value Equity Fund
Japan Fund
Latin American Growth Fund
Pacific Growth Fund

GROWTH FUNDS


Aggressive Equity Fund
American Opportunities Fund
Capital Opportunities Trust

Developing Growth Securities Trust

Growth Fund
KLD Social Index Fund

Market Leader Trust
Nasdaq-100 Index Fund

New Discoveries Fund

Next Generation Trust
Small-Mid Special Value Fund
Special Growth Fund

Special Value Fund


GROWTH + INCOME FUNDS


Allocator Fund

Balanced Growth Fund
Balanced Income Fund
Convertible Securities Trust
Dividend Growth Securities
Equity Fund
Fund of Funds--Domestic Portfolio
Fundamental Value Fund
Income Builder Fund
Mid-Cap Value Fund

S&P 500 Index Fund

Strategist Fund
Total Market Index Fund
Total Return Trust

Value Fund
Value-Added Market Series--Equity Portfolio


INCOME FUNDS


Federal Securities Trust
Flexible Income Trust

High Yield Securities

Limited Duration Fund (NL)

Limited Duration U.S. Treasury Trust
Liquid Asset Fund (MM)

Quality Income Trust

U.S. Government Money Market Trust (MM)
U.S. Government Securities Trust


SPECIALITY FUNDS

Biotechnology Fund
Financial Services Trust
Global Utilities Fund
Health Sciences Trust
Information Fund
Natural Resource Development Securities
Real Estate Fund
Technology Fund
Utilities Fund


TAX-FREE INCOME FUNDS

California Tax-Free Daily Income Trust (MM)
California Tax-Free Income Fund
Hawaii Municipal Trust (FSC)
Limited Term Municipal Trust (NL)
Multi-State Municipal Series Trust (FSC)
New York Municipal Money Market Trust (MM)
New York Tax-Free Income Fund
Tax-Exempt Securities Trust
Tax-Free Daily Income Trust (MM)

THERE MAY BE FUNDS CREATED OR TERMINATED AFTER THIS PROSPECTUS WAS PUBLISHED. PLEASE CONSULT THE INSIDE BACK COVER OF A NEW FUND'S PROSPECTUS FOR ITS DESIGNATION, E.G., MULTI-CLASS FUND OR MONEY MARKET FUND.

UNLESS OTHERWISE NOTED, EACH LISTED MORGAN STANLEY FUND, EXCEPT FOR LIMITED DURATION U.S. TREASURY TRUST, IS A MULTI-CLASS FUND. A MULTI-CLASS FUND IS A MUTUAL FUND OFFERING MULTIPLE CLASSES OF SHARES. THE OTHER TYPES OF FUNDS ARE:
NL--NO-LOAD (MUTUAL) FUND; MM--MONEY MARKET FUND; FSC--A MUTUAL FUND SOLD WITH A FRONT-END SALES CHARGE AND A DISTRIBUTION (12b-1) FEE.

Additional information about the Fund's investments is available in the Fund's ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS. In the Fund's ANNUAL REPORT, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's STATEMENT OF ADDITIONAL INFORMATION also provides additional information about the Fund. The STATEMENT OF ADDITIONAL INFORMATION is incorporated herein by reference (legally is part of this PROSPECTUS). For a free copy of any of these documents, to request other information about the Fund, or to make shareholder inquiries, please call: (800) 869-NEWS

You also may obtain information about the Fund by calling your Morgan Stanley Financial Advisor or by visiting our Internet site at:
www.morganstanley.com/funds

Information about the Fund (including the STATEMENT OF ADDITIONAL INFORMATION) can be viewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site (www.sec.gov), and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

TICKER SYMBOLS

CLASS A:            MDFAX
CLASS B:            MDFBX
CLASS C:            MDFCX
CLASS D:            MDFDX


(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-10359)

Investments and services offered through Morgan Stanley DW Inc., member SIPC. Morgan Stanley Distributors Inc., member NASD.

(C) 2003 Morgan Stanley


[MORGAN STANLEY LOGO]


CLF #39917PRO


                                                                       [GRAPHIC]


                                                            MORGAN STANLEY FUNDS


                                                                  MORGAN STANLEY
                                                              MID-CAP VALUE FUND


                                                                     39917 10/03


                             A MUTUAL FUND THAT SEEKS ABOVE-AVERAGE TOTAL RETURN

                                                           [MORGAN STANLEY LOGO]

                                                                      PROSPECTUS

                                                                OCTOBER 30, 2003

STATEMENT OF ADDITIONAL INFORMATION


OCTOBER 30, 2003


MORGAN STANLEY
MID-CAP
VALUE FUND


This STATEMENT OF ADDITIONAL INFORMATION is not a prospectus. The PROSPECTUS (dated October 30, 2003) for the Morgan Stanley Mid-Cap Value Fund may be obtained without charge from the fund at its address or telephone number listed below or from Morgan Stanley DW Inc. At any of its branch offices.


Morgan Stanley Mid-Cap Value Fund
1221 Avenue of the Americas
New York, NY 10020
(800) 869-NEWS

TABLE OF CONTENTS


   I.  Fund History                                                                          4
  II.  Description of the Fund and Its Investments and Risks                                 4
       A. Classification                                                                     4
       B. Investment Strategies and Risks                                                    4
       C. Fund Policies/Investment Restrictions                                             14
 III.  Management of the Fund                                                               15
       A. Board of Trustees                                                                 15
       B. Management Information                                                            15
       C. Compensation                                                                      22
  IV.  Control Persons and Principal Holders of Securities                                  24
   V.  Investment Management and Other Services                                             24
       A. Investment Manager                                                                24
       B. Principal Underwriter                                                             25
       C. Services Provided by the Investment Manager                                       25
       D. Dealer Reallowances                                                               26
       E. Rule 12b-1 Plan                                                                   26
       F. Other Service Providers                                                           30
       G. Codes of Ethics                                                                   31
  VI.  Brokerage Allocation and Other Practices                                             31
       A. Brokerage Transactions                                                            31
       B. Commissions                                                                       31
       C. Brokerage Selection                                                               32
       D. Directed Brokerage                                                                33
       E. Regular Broker-Dealers                                                            33
 VII.  Capital Stock and Other Securities                                                   33
VIII.  Purchase, Redemption and Pricing of Shares                                           34
       A. Purchase/Redemption of Shares                                                     34
       B. Offering Price                                                                    34
  IX.  Taxation of the Fund and Shareholders                                                35
   X.  Underwriters                                                                         37
  XI.  Calculation of Performance Data                                                      37
 XII.  Financial Statements                                                                 39
XIII.  Morgan Stanley Investment Management Proxy Voting Policy and Procedures      Appendix A

GLOSSARY OF SELECTED DEFINED TERMS

     The terms defined in this glossary are frequently used in this STATEMENT OF ADDITIONAL INFORMATION (other terms used occasionally are defined in the text of the document).

     "CUSTODIAN" -- The Bank of New York.

     "DISTRIBUTOR" -- Morgan Stanley Distributors Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "FINANCIAL ADVISORS" -- Morgan Stanley authorized financial services representatives.

     "FUND" -- Morgan Stanley Mid-Cap Value Fund, a registered open-end investment company.


     "INDEPENDENT TRUSTEES" -- Trustees who are not "interested persons" (as defined by the Investment Company Act of 1940, as amended ("Investment Company Act")) of the Fund.


     "INVESTMENT MANAGER" -- Morgan Stanley Investment Advisors Inc., a wholly-owned investment advisor subsidiary of Morgan Stanley.

     "MORGAN STANLEY & CO." -- Morgan Stanley & Co. Incorporated, a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "MORGAN STANLEY DW" -- Morgan Stanley DW Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "MORGAN STANLEY FUNDS" -- Registered investment companies for which the Investment Manager serves as the investment advisor and that hold themselves out to investors as related companies for investment and investor services.

     "MORGAN STANLEY SERVICES" -- Morgan Stanley Services Company Inc., a wholly-owned fund services subsidiary of the Investment Manager.

     "TRANSFER AGENT" -- Morgan Stanley Trust, a wholly-owned transfer agent subsidiary of Morgan Stanley.

     "TRUSTEES" -- The Board of Trustees of the Fund.

I. FUND HISTORY

     The Fund was organized as a Massachusetts business trust, under a Declaration of Trust, on April 12, 2001 with the name Morgan Stanley Mid-Cap Value Fund.

II. DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

A. CLASSIFICATION

     The Fund is an open-end, diversified management investment company whose investment objective is to seek above-average total return.

B. INVESTMENT STRATEGIES AND RISKS

     The following discussion of the Fund's investment strategies and risks should be read with the sections of the Fund's PROSPECTUS titled "Principal Investment Strategies," "Principal Risks," "Additional Investment Strategy Information" and "Additional Risk Information."


     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Fund may enter into forward foreign currency exchange contracts ("forward contracts") as a hedge against fluctuations in future foreign exchange rates. The Fund may conduct its forward foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the forward foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial and investment banks) and their customers. Forward contracts only will be entered into with U.S. banks and their foreign branches, insurance companies and other dealers or foreign banks whose assets total $1 billion or more. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.


     The Fund may enter into forward contracts under various circumstances. The typical use of a forward contract is to "lock in" the price of a security in U.S. dollars or some other foreign currency which the Fund is holding in its portfolio. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

     The Investment Manager also may from time to time utilize forward contracts for other purposes. For example, they may be used to hedge a foreign security held in the portfolio or a security which pays out principal tied to an exchange rate between the U.S. dollar and a foreign currency, against a decline in value of the applicable foreign currency. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated. At times, the Fund may enter into "cross-currency" hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.


     The Fund will not enter into forward contracts or maintain a net exposure to these contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities.


     When required by law, the Fund will cause its custodian bank to earmark cash, U.S. government securities or other appropriate liquid portfolio securities in an amount equal to the value of the Fund's total assets committed to the consummation of forward contracts entered into under the circumstances set forth above. If the value of the securities so earmarked declines, additional cash or securities will be earmarked on a daily basis so that the value of such securities will equal the amount of the Fund's commitments with respect to such contracts.

     Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will, however, do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

     The Fund may be limited in its ability to enter into hedging transactions involving forward contracts by the Internal Revenue Code requirements relating to qualification as a regulated investment company.


     Forward contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts also may increase the Fund's volatility and may involve a significant amount of risk relative to the investment of cash.

     OPTION AND FUTURES TRANSACTIONS. The Fund may engage in transactions in listed and OTC options. Listed options are issued or guaranteed by the exchange on which they are traded or by a clearing corporation such as the Options Clearing Corporation ("OCC"). Ownership of a listed call option gives the Fund the right to buy from the OCC (in the United States) or other clearing corporation or exchange, the underlying security covered by the option at the stated exercise price (the price per unit of the underlying security) by filing an exercise notice prior to the expiration date of the option. The writer (seller) of the option would then have the obligation to sell to the OCC (in the United States) or other clearing corporation or exchange, the underlying security at that exercise price prior to the expiration date of the option, regardless of its then current market price. Ownership of a listed put option would give the Fund the right to sell the underlying security to the OCC (in the United States) or other clearing corporation or exchange, at the stated exercise price. Upon notice of exercise of the put option, the writer of the put would have the obligation to purchase the underlying security from the OCC (in the United States) or other clearing corporation or exchange, at the exercise price.


     COVERED CALL WRITING. The Fund is permitted to write covered call options on portfolio securities, without limit. The Fund will receive from the purchaser, in return for a call it has written, a "premium;" i.e., the price of the option. Receipt of these premiums may better enable the Fund to earn a higher level of current income than it would earn from holding the underlying securities alone. Moreover, the premium received will offset a portion of the potential loss incurred by the Fund if the securities underlying the option decline in value.


     The Fund may be required, at any time during the option period, to deliver the underlying security against payment of the exercise price on any calls it has written. This obligation is terminated upon the expiration of the option period or at such earlier time as the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction.


     A call option is "covered" if the Fund owns the underlying security subject to the option or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional consideration (in cash, Treasury bills or other liquid portfolio securities) held in a segregated account on the Fund's books) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other liquid portfolio securities in a segregated account on the Fund's books.


     Options written by the Fund normally have expiration dates of up to 18 months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.


     COVERED PUT WRITING. A writer of a covered put option incurs an obligation to buy the security underlying the option from the purchaser of the put, at the option's exercise price at any time during the option period, at the purchaser's election. Through the writing of a put option, the Fund would receive income from the premium paid by purchasers. The potential gain on a covered put option is limited to the premium received on the option (less the commissions paid on the transaction). At any time during the option period, the Fund may be required to make payment of the exercise price against delivery of the underlying security. A put option is "covered" if the Fund maintains cash, Treasury bills or other liquid portfolio securities with a value equal to the exercise price in a segregated account on the Fund's books, or holds a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The aggregate value of the obligations underlying puts may not exceed 50% of the Fund's net assets. The operation of and limitations on covered put options (including any applicable segregation requirements) in other respects are substantially identical to those of call options.

     PURCHASING CALL AND PUT OPTIONS. The Fund may purchase listed and OTC call and put options in amounts equaling up to 5% of its total assets. The purchase of a call option would enable the Fund, in return for the premium paid, to lock in a purchase price for a security during the term of the option. The purchase of a put option would enable the Fund, in return for a premium paid, to lock in a price at which it may sell a security during the term of the option.

     OPTIONS ON FOREIGN CURRENCIES. The Fund may purchase and write options on foreign currencies for purposes similar to those involved with investing in forward foreign currency exchange contracts.

     OTC OPTIONS. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer, without the intermediation of a third party such as the OCC. The Fund may engage in OTC option transactions only with member banks of the Federal Reserve Bank System or primary dealers in U.S. Government securities or with affiliates of such banks or dealers.

     RISKS OF OPTIONS TRANSACTIONS. The successful use of options depends on the ability of the Investment Manager, to forecast correctly interest rates, currency and/or market movements. If the market value of the portfolio securities upon which call options have been written increases, the Fund may receive a lower total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security (or currency) increase, but has retained the risk of loss should the price of the underlying security (or currency) decline. The covered put writer also retains the risk of loss should the market value of the underlying security (or currency) decline below the exercise price of the option less the premium received on the sale of the option. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities (or currencies) at the exercise price.

     The Fund's ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market on option exchanges. There is no assurance that such a market will exist, particularly in the case of OTC options.

     In the event of the bankruptcy of a broker through which the Fund engages in transactions in options, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. In the case of OTC options, if the transacting dealer fails to make or take delivery of the securities underlying an option it has written, in accordance with the terms of that option, due to insolvency or otherwise, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction.

     Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security (or currency) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may write.

     The hours of trading for options may not conform to the hours during which the underlying securities (or currencies) are traded. To the extent that the option markets close before the markets for the underlying securities (or currencies), significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

     The markets in foreign currency options are relatively new and the Fund's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time.

     The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

     There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that are not reflected in the options market.

     FUTURES CONTRACTS. The Fund may purchase and sell interest rate, currency and index futures contracts that are traded on U.S. and foreign commodity exchanges on such underlying securities as U.S. Treasury bonds, notes, bills and GNMA Certificates and/or any foreign government fixed-income security, on various currencies and on such indexes of U.S. and foreign securities as may exist or come into existence.

     A futures contract purchaser incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. A seller of a futures contract incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price. The purchase of a futures contract enables the Fund, during the term of the contract, to lock in a price at which it may purchase a security or currency and protect against a rise in prices pending purchase of portfolio securities. The sale of a futures contract enables the Fund to lock in a price at which it may sell a security or currency and protect against declines in the value of portfolio securities.

     Although most futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Index futures contracts provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the open or close of the last trading day of the contract and the futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Fund will be able to enter into a closing transaction.

     MARGIN. If the Fund enters into a futures contract, it is initially required to deposit an "initial margin" of cash, U.S. government securities or other liquid portfolio securities ranging from approximately 2% to 5% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.


     Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the futures contract which will be returned to the Fund upon the proper termination of the futures contract. The margin deposits made are marked-to-market daily and the Fund may be required to make subsequent deposits of cash, U.S. government secu rities or other liquid portfolio securities, called "variation margin," which are reflective of price fluctuations in the futures contract.

     OPTIONS ON FUTURES CONTRACTS. The Fund may purchase and write call and put options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract.


     The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a futures contract are included in initial margin deposits.


     LIMITATIONS ON FUTURES CONTRACTS. The Commodity Futures Trading Commission ("CFTC") recently eliminated limitations on futures trading by certain regulated entities including registered investment companies and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the Investment Manager to the company claims an exclusion from regulation as a commodity pool operator. In connection with its management of the Fund, the Investment Manager has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act ("CEA") and, therefore, is not subject to the registration and regulatory requirements of the CEA, and therefore there are no limitations on the extent to which the Fund may engage in non-hedging transactions involving futures and options thereon except as set forth in the Fund's PROSPECTUS or Statement of Additional Information. There is no overall limitation on the percentage of the Fund's net assets which may be subject to a hedge position.


     RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS. The prices of securities and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities (and the currencies in which they are denominated). Also, prices of futures contracts may not move in tandem with the changes in prevailing interest rates, market movements and/or currency exchange rates against which the Fund seeks a hedge. A correlation may also be distorted
(a) temporarily, by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds;
(b) by investors in futures contracts electing to close out their contracts through offsetting transactions rather than meet margin deposit requirements;
(c) by investors in futures contracts opting to make or take delivery of underlying securities rather than engage in closing transactions, thereby reducing liquidity of the futures market; and (d) temporarily, by speculators who view the deposit requirements in the futures markets as less onerous than margin requirements in the cash market. Due to the possibility of price distortion in the futures market and because of the possible imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of interest rate, currency exchange rate and/or market movement trends by the Investment Manager may still not result in a successful hedging transaction.

     There is no assurance that a liquid secondary market will exist for futures contracts and related options in which the Fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. The absence of a liquid market in futures contracts might cause the Fund to make or take delivery of the underlying securities (currencies) at a time when it may be disadvantageous to do so.


     Exchanges also limit the amount by which the price of a futures contract may move on any day. If the price moves equal to the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In these situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on the Fund's ability to effectively hedge its portfolio.


     Futures contracts and options thereon which are purchased or sold on foreign commodities exchanges may have greater price volatility than their U.S. counterparts. Furthermore, foreign commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Greater margin requirements may limit the Fund's ability to enter into certain commodity transactions on foreign exchanges. Moreover, differences in clearance and delivery requirements on foreign exchanges may occasion delays in the settlement of the Fund's transactions effected on foreign exchanges.

     In the event of the bankruptcy of a broker through which the Fund engages in transactions in futures or options thereon, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker.

     If the Fund maintains a short position in a futures contract or has sold a call option on a futures contract, it will cover this position by holding, in a segregated account maintained on the books of the Fund, cash, U.S. government securities or other liquid portfolio securities equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract or the exercise price of the option. Such a position may also be covered by owning the securities underlying the futures contract (in the case of a stock index futures contract a portfolio of securities substantially replicating the relevant index), or by holding a call option permitting the Fund to purchase the same contract at a price no higher than the price at which the short position was established.

     In addition, if the Fund holds a long position in a futures contract or has sold a put option on a futures contract, it will hold cash, U.S. government securities or other liquid portfolio securities equal to the purchase price of the contract or the exercise price of the put option (less the amount of initial or variation margin on deposit) in a segregated account maintained on the books of the Fund. Alternatively, the Fund could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Fund.


     MONEY MARKET SECURITIES. The Fund may invest in various money market securities for cash management purposes or when assuming a temporary defensive position, which among others may include commercial paper, bankers' acceptances, bank obligations, corporate debt securities, certificates of deposit, U.S. government securities, obligations of savings institutions and repurchase agreements. Such securities are limited to:


     U.S. GOVERNMENT SECURITIES. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank), including Treasury bills, notes and bonds;

     BANK OBLIGATIONS. Obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks subject to regulation by the U.S. government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except to the extent below;

     EURODOLLAR CERTIFICATES OF DEPOSIT. Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more;

     OBLIGATIONS OF SAVINGS INSTITUTIONS. Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more;

     FULLY INSURED CERTIFICATES OF DEPOSIT. Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is federally insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the FDIC), limited to $100,000 principal amount per certificate and to 15% or less of the Fund's total assets in all such obligations and in all illiquid assets, in the aggregate;

     COMMERCIAL PAPER. Commercial paper rated within the two highest grades by Standard & Poor's Corporation ("S&P") or by Moody's Investors Service, Inc. ("Moody's") or, if not rated, issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's; and

     REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreements. When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.


     While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures approved by the Trustees which are designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Manager. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of its net assets.

     SWAPS. The Fund may enter into swap contracts ("Swaps"). A Swap is a Derivative in the form of an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term "specified index" includes currencies, fixed interest rates, prices, total return on interest rate indices, fixed-income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, the Fund may agree to swap the return generated by a fixed-income index for the return generated by a second fixed-income index. The currency Swaps in which the Fund may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such Swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

     The Swaps in which the Fund may engage also include rate caps, floors and collars under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Swaps such as interest rate and total rate of return Swaps generally do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to Swaps is limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to a Swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. Currency Swaps, however, usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency Swap is subject to the risk that the other party to the Swap will default on its contractual delivery obligations. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The Swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized Swap documentation. As a result, the Swap market has become relatively liquid. Caps, floors, and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than Swaps.

     The Fund will usually enter into Swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund's obligations under a Swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a Swap Counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid securities to avoid any potential leveraging of the Fund. To the extent that these Swaps, caps, floors, and collars are entered into for hedging purposes, the Investment Manager believes such obligations do not constitute "senior securities" under the Investment Company Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions. The Fund may enter into OTC Derivatives transactions (Swaps, caps, floors, puts, etc., but excluding foreign exchange contracts) with Counterparties that are approved by the Investment Manager in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each Counterparty and various credit enhancement techniques (for example, collateralization of amounts due from Counterparties) to limit exposure to Counterparties with ratings below AA.

     The use of Swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary Fund securities transactions. If the Investment Manager is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used.


     INVESTMENT COMPANIES. Any Fund investment in an investment company is subject to the underlying risk of that investment company's portfolio securities. For example, if the investment company held common stocks, the Fund also would be exposed to the risk of investing in common stocks. In addition, the Fund would bear its share of the investment company's fees and expenses. The Fund may acquire shares in foreign investment companies. Investment in foreign investment companies may be the sole or most practical means by which the Fund may participate in certain foreign securities markets. The Fund may invest in shares of various exchange-traded index funds ("ETFs"), which seek to track the performance of various securities indices. Shares of ETFs have many of the same risks as direct investments in common stocks. Their market value is expected to rise and fall as the value of the underlying index rises and falls. In addition, the market value of their shares may differ from the net asset value of the particular fund. As a shareholder in an investment company, the Fund would bear its ratable share of that entity's expenses, including its advisory and administration fees. At the same time, the Fund would continue to pay its own investment management fees and other expenses. As a result, the Fund and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in other investment companies.

     ZERO COUPON SECURITIES. A portion of the fixed-income securities purchased by the Fund may be zero coupon securities. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received on interest-paying securities if prevailing interest rates rise.

     A zero coupon security pays no interest to its holder during its life. Therefore, to the extent the Fund invests in zero coupon securities, it will not receive current cash available for distribution to shareholders. In addition, zero coupon securities are subject to substantially greater price fluctuations during periods of changing prevailing interest rates than are comparable securities which pay interest on a current basis. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.

     REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. The Fund may use reverse repurchase agreements as part of its investment strategy and may also use dollar rolls as part of its investment strategy.

     Reverse repurchase agreements involve sales by the Fund of assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Reverse repurchase agreements involve the risk that the market value of the securities the Fund is obligated to purchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

     Dollar rolls involve the Fund selling securities for delivery in the current month and simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund will forgo principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

     Reverse repurchase agreements and dollar rolls are speculative techniques involving leverage and are considered borrowings by the Fund.


     LENDING PORTFOLIO SECURITIES. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that the loans are callable at any time by the Fund, and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least 100% of the market value, determined daily, of the loaned securities. The advantage of these loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend more than 25% of the value of its net assets.


     As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund.

     When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of the rights if the matters involved would have a material effect on the Fund's investment in the loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. From time to time the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. While the Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

     At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of its net asset value. The Fund will also establish a segregated account on the Fund's books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis.


     WHEN, AS AND IF ISSUED SECURITIES. The Fund may purchase securities on a "when, as and if issued" basis, under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Investment Manager determines that issuance of the security is probable. At that time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At that time, the Fund will also establish a segregated account on the Fund's books in which it will maintain cash, cash equivalents, U.S. government securities or other liquid portfolio securities equal in value to recognized commitments for such securities.


     An increase in the percentage of the Fund's total assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The Fund may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of sale.

     PRIVATE PLACEMENTS. The Fund may invest up to 15% of its net assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the "Securities Act"), or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) These securities are generally referred to as private placements or restricted securities. Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration.

     Rule 144A permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Investment Manager, pursuant to procedures adopted by the Trustees, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be "liquid," the security will not be included within the category "illiquid securities," which may not exceed 15% of the Fund's net assets. However, investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.


     CONVERTIBLE SECURITIES. The Fund may invest in securities which are convertible into common stock or other securities of the same or a different issuer or into cash within a particular period of time at a specified price or formula. Convertible securities are generally fixed-income securities (but may include preferred stock) and generally rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).


     To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by the Fund at varying price levels above their investment values and/or their conversion values in keeping with the Fund's objective.


     Up to 5% of the Fund's net assets may be invested in convertible securities that are below investment grade. Debt securities rated below investment grade are commonly known as "junk bonds." Although the Fund selects these securities primarily on the basis of their equity characteristics, investors should be aware that convertible securities rated in these categories are considered high risk securities; the rating agencies consider them speculative with respect to the issuer's continuing ability to make timely payments of interest and principal. Thus, to the extent that such convertible securities are acquired by the Fund, there is a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher-rated convertible securities.


     WARRANTS AND SUBSCRIPTION RIGHTS. The Fund may acquire warrants and/or rights which are attached to other securities. A warrant is, in effect, an option to purchase equity securities at a specific price, generally valid for a specific period of time, and has no voting rights, pays no dividends and has no rights with respect to the corporations issuing it.

     A subscription right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is offered to the public. A subscription right normally has a life of two to four weeks and a subscription price lower than the current market value of the common stock.

C. FUND POLICIES/INVESTMENT RESTRICTIONS


     The investment objective, policies and restrictions listed below have been adopted by the Fund as fundamental policies. Under the Investment Company Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund. The Investment Company Act defines a majority as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund. For purposes of the following restrictions: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.


The Fund will:

     1.  Seek above-average total return.

The Fund MAY not:


     1. As to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed by, the U.S. Government, its agencies or instrumentalities).


     2. As to 75% of its total assets, purchase more than 10% of the outstanding voting securities or any class of securities of any one issuer.


     3. Invest 25% or more of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.


     4. Purchase or sell real estate or interests therein (including limited partnership interests), although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein.

     5. With the exception of reverse repurchase agreements and dollar rolls, borrow money except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed).

     6. Issue senior securities as defined in the Investment Company Act except insofar as the Fund may be deemed to have issued a senior security by reason of
(a) entering into any repurchase agreement; (b) purchasing any securities on a when-issued or delayed delivery basis; (c) purchasing or selling any futures contracts; (d) borrowing money; or (e) lending portfolio securities.

     7. Make loans of money or securities, except: (a) by the purchase of portfolio securities; (b) by investment in repurchase agreements; or (c) by lending its portfolio securities.

     8. Purchase or sell commodities or commodities contracts except that the Fund may purchase or sell futures contracts or options thereon.

     9. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act in disposing of a portfolio security.

     In addition, as a non-fundamental policy, the Fund may not invest in other investment companies in reliance on Section 12(d)(1)(F), 12(d)(1)(G) or 12(d)(1)(J) of the Investment Company Act.

     Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Fund.


III. MANAGEMENT OF THE FUND

A. BOARD OF TRUSTEES

     The Board of Trustees of the Fund oversees the management of the Fund but does not itself manage the Fund. The Trustees review various services provided by or under the direction of the Investment Manager to ensure that the Fund's general investment policies and programs are properly carried out. The Trustees also conduct their review to ensure that administrative services are provided to the Fund in a satisfactory manner.

     Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Fund and not the Trustee's own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of the Fund and its shareholders.

B. MANAGEMENT INFORMATION

     Effective July 31, 2003, the Board of Directors/Trustees (for ease of reference referred to herein as "Trustees") of the Fund approved Joseph J. Kearns and Fergus Reid to serve as Independent Trustees on the Board of the Fund, thereby consolidating the existing Board of the Fund with the Board of Directors/Trustees of the open-end and closed-end registered investment companies managed by Morgan Stanley Investment Advisors Inc., Morgan Stanley Investment Management Inc. and Morgan Stanley Investments LP.

     TRUSTEES AND OFFICERS. The Board of the Fund consists of ten Trustees. These same individuals also serve as directors or trustees for all of the funds advised by the Investment Manager (the "Retail Funds") and certain of the funds advised by Morgan Stanley Investment Management Inc., Morgan Stanley Investments LP and Morgan Stanley AIP GP LP (the "Institutional Funds"). Seven Trustees have no affiliation or business connection with the Investment Manager or any of its affiliated persons and do not own any stock or other securities issued by the Investment Manager's parent company, Morgan Stanley. These are the "non-interested" or "Independent" Trustees. The other three Trustees (the "Management Trustees") are affiliated with the Investment Manager.

     The Independent Trustees of the Fund, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee (as of July 31, 2003) and other directorships, if any, held by the Trustees, are shown below. The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Investment Manager and any funds that have an investment advisor that is an affiliated person of the Investment Manager (including but not limited to Morgan Stanley Investment Management Inc. and Morgan Stanley Investments LP).



                                                                                            NUMBER OF
                                                                                           PORTFOLIOS
                                                                                            IN FUND
                             POSITION(S)   LENGTH OF                                        COMPLEX
NAME, AGE AND ADDRESS OF     HELD WITH       TIME        PRINCIPAL OCCUPATION(S) DURING     OVERSEEN    OTHER DIRECTORSHIPS HELD
  INDEPENDENT TRUSTEE        REGISTRANT     SERVED*             PAST 5 YEARS**             BY TRUSTEE          BY TRUSTEE
--------------------------  ------------  -----------   --------------------------------   ----------  ---------------------------
Michael Bozic (62)          Trustee       Since April   Retired; Director or Trustee           216     Director of Weirton Steel
c/o Mayer, Brown,                         1994          of the Retail Funds and TCW/DW                 Corporation.
Rowe & Maw LLP                                          Term Trust 2003 (since April
Counsel to the                                          1994) and the Institutional
Independent Directors                                   Funds (since July 2003);
1675 Broadway                                           formerly Vice Chairman of
New York, NY                                            Kmart Corporation (December
                                                        1998-October 2000), Chairman
                                                        and Chief Executive Officer of
                                                        Levitz Furniture Corporation
                                                        (November 1995-November 1998)
                                                        and President and Chief
                                                        Executive Officer of Hills
                                                        Department Stores (May
                                                        1991-July 1995); formerly
                                                        variously Chairman, Chief
                                                        Executive Officer, President
                                                        and Chief Operating Officer
                                                        (1987-1991) of the Sears
                                                        Merchandise Group of Sears,
                                                        Roebuck & Co.

Edwin J. Garn (71)          Trustee       Since         Director or Trustee of the             216     Director of Franklin Covey
c/o Summit Ventures LLC                   January       Retail Funds and TCW/DW Term                   (time management systems),
1 Utah Center                             1993          Trust 2003 (since January                      BMW Bank of North America,
201 S. Main Street                                      1993) and the Institutional                    Inc. (industrial loan
Salt Lake City, UT                                      Funds (since July 2003);                       corporation), United Space
                                                        member of the Utah Regional                    Alliance (joint venture
                                                        Advisory Board of Pacific                      between Lockheed Martin and
                                                        Corp.; formerly United States                  the Boeing Company) and
                                                        Senator (R-Utah) (1974-1992)                   Nuskin Asia Pacific
                                                        and Chairman, Senate Banking                   (multilevel marketing);
                                                        Committee (1980-1986), Mayor                   member of the board of
                                                        of Salt Lake City, Utah                        various civic and charitable
                                                        (1971-1974), Astronaut, Space                  organizations.
                                                        Shuttle Discovery (April
                                                        12-19, 1985), and Vice
                                                        Chairman, Huntsman Corporation
                                                        (chemical company).


----------

* This is the earliest date the Trustee began serving the Retail Funds. Each Trustee serves an indefinite term, until his or her successor is elected.
** The dates referenced below indicating commencement of service as Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or Institutional Funds as applicable.

                                                                                            NUMBER OF
                                                                                           PORTFOLIOS
                                                                                            IN FUND
                             POSITION(S)   LENGTH OF                                        COMPLEX
NAME, AGE AND ADDRESS OF     HELD WITH       TIME        PRINCIPAL OCCUPATION(S) DURING     OVERSEEN    OTHER DIRECTORSHIPS HELD
  INDEPENDENT TRUSTEE        REGISTRANT     SERVED*             PAST 5 YEARS**             BY TRUSTEE          BY TRUSTEE
--------------------------  ------------  -----------   --------------------------------   ----------  ---------------------------
Wayne E. Hedien (69)        Trustee       Since         Retired; Director or Trustee           216     Director of The PMI Group
c/o Mayer, Brown,                         September     of the Retail Funds and TCW/DW                 Inc. (private mortgage
Rowe & Maw LLP                            1997          Term Trust 2003; (since                        insurance); Trustee and Vice
Counsel to the                                          September 1997) and the                        Chairman of The Field Museum
Independent Directors                                   Institutional Funds (since                     of Natural History; director
1675 Broadway                                           July 2003); formerly associated                of various other business
New York, NY                                            with the Allstate Companies                    and charitable
                                                        (1966-1994), most recently as                  organizations.
                                                        Chairman of The Allstate
                                                        Corporation (March 1993-December
                                                        1994) and Chairman and Chief
                                                        Executive Officer of its wholly-
                                                        owned subsidiary, Allstate
                                                        Insurance Company (July 1989-
                                                        December 1994).

Dr. Manuel H. Johnson (54)  Trustee       Since July    Chairman of the Audit                  216     Director of NVR, Inc. (home
c/o Johnson Smick                         1991          Committee and Director or                      construction); Chairman and
International, Inc.                                     Trustee of the Retail Funds                    Trustee of the Financial
2099 Pennsylvania Avenue,                               and TCW/DW Term Trust 2003                     Accounting Foundation
N.W. Suite 950                                          (since July 1991) and the                      (oversight organization of
Washington, D.C.                                        Institutional Funds (since                     the Financial Accounting
                                                        July 2003); Senior Partner,                    Standards Board); Director
                                                        Johnson Smick International,                   of RBS Greenwich Capital
                                                        Inc., a consulting firm;                       Holdings (financial holding
                                                        Co-Chairman and a founder of                   company).
                                                        the Group of Seven Council
                                                        (G7C), an international
                                                        economic commission; formerly
                                                        Vice Chairman of the Board of
                                                        Governors of the Federal
                                                        Reserve System and Assistant
                                                        Secretary of the U.S.
                                                        Treasury.

Joseph J. Kearns (61)       Trustee       Since July    Deputy Chairman of the Audit           217     Director of Electro Rent
PMB754                                    2003          Committee and Director or                      Corporation (equipment
23852 Pacific                                           Trustee of the Retail Funds                    leasing), The Ford Family
Coast Highway                                           and TCW/DW Term Trust 2003                     Foundation, and the UCLA
Malibu, CA                                              (since July 2003) and the                      Foundation.
                                                        Institutional Funds (since
                                                        August 1994); previously
                                                        Chairman of the Audit
                                                        Committee of the Institutional
                                                        Funds (October 2001-July
                                                        2003); President, Kearns &
                                                        Associates LLC (investment
                                                        consulting); formerly CFO of
                                                        the J. Paul Getty Trust.

Michael E. Nugent (67)      Trustee       Since July    Chairman of the Insurance              216     Director of various business
c/o Triumph Capital, L.P.                 1991          Committee and Director or                      organizations.
445 Park Avenue                                         Trustee of the Retail Funds
New York, NY                                            and TCW/DW Term Trust 2003
                                                        (since July 1991) and the
                                                        Institutional Funds (since
                                                        July 2001); General Partner of
                                                        Triumph Capital, L.P., a
                                                        private investment
                                                        partnership; formerly Vice
                                                        President, Bankers Trust
                                                        Company and BT Capital
                                                        Corporation (1984-1988).

Fergus Reid (71)            Trustee       Since July    Chairman of the Governance             217     Trustee and Director of
85 Charles Colman Blvd.                   2003          Committee and Director or                      certain investment companies
Pawling, NY                                             Trustee of the Retail Funds                    in the JPMorgan Funds
                                                        and TCW/DW Term Trust 2003                     complex managed by JP Morgan
                                                        (since July 2003) and the                      Investment Management Inc.
                                                        Institutional Funds (since
                                                        June 1992); Chairman of
                                                        Lumelite Plastics Corporation.


----------

* This is the earliest date the Trustee began serving the Retail Funds. Each Trustee serves an indefinite term, until his or her successor is elected.
** The dates referenced below indicating commencement of service as Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or Institutional Funds as applicable.

     The Trustees who are affiliated with the Investment Manager or affiliates of the Investment Manager (as set forth below) and executive officers of the Fund, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Management Trustee (as of July 31, 2003) and the other directorships, if any, held by the Trustee, are shown below.



                                                                                            NUMBER OF
                                                                                           PORTFOLIOS
                                                                                            IN FUND
                             POSITION(S)   LENGTH OF                                        COMPLEX
NAME, AGE AND ADDRESS OF     HELD WITH       TIME        PRINCIPAL OCCUPATION(S) DURING     OVERSEEN    OTHER DIRECTORSHIPS HELD
  INDEPENDENT TRUSTEE        REGISTRANT     SERVED*             PAST 5 YEARS**             BY TRUSTEE          BY TRUSTEE
--------------------------  ------------  -----------   --------------------------------   ----------  ---------------------------
Charles A. Fiumefreddo      Chairman of   Since July    Chairman and Director or               216     None
(70)                        the Board     1991          Trustee of the Retail Funds
c/o Morgan Stanley Trust    and Trustee                 and TCW/DW Term Trust 2003
Harborside Financial                                    (since July 1991) and the
Center,                                                 Institutional Funds (since
Plaza Two,                                              July 2003); formerly Chief
Jersey City, NJ                                         Executive Officer of the
                                                        Retail Funds and the TCW/DW
                                                        Term Trust 2003 (until
                                                        September 2002).

James F. Higgins (55)       Trustee       Since June    Director or Trustee of the             216     Director of AXA Financial,
c/o Morgan Stanley Trust                  2000          Retail Funds and TCW/DW Term                   Inc. and The Equitable Life
Harborside Financial                                    Trust 2003 (since June 2000)                   Assurance Society of the
Center,                                                 and the Institutional Funds                    United States (financial
Plaza Two,                                              (since July 2003); Senior                      services).
Jersey City, NJ                                         Advisor of Morgan Stanley
                                                        (since August 2000); Director
                                                        of the Distributor and Dean
                                                        Witter Realty Inc.; previously
                                                        President and Chief Operating
                                                        Officer of the Private Client
                                                        Group of Morgan Stanley (May
                                                        1999-August 2000), and
                                                        President and Chief Operating
                                                        Officer of Individual
                                                        Securities of Morgan Stanley
                                                        (February 1997-May 1999).

Philip J. Purcell (60)      Trustee       Since April   Director or Trustee of the             216     Director of American
1585 Broadway                             1994          Retail Funds and TCW/DW Term                   Airlines, Inc. and its
New York, NY                                            Trust 2003 (since April 1994)                  parent company, AMR
                                                        and the Institutional Funds                    Corporation.
                                                        (since July 2003); Chairman of
                                                        the Board of Directors and
                                                        Chief Executive Officer of
                                                        Morgan Stanley and Morgan
                                                        Stanley DW Inc.; Director of
                                                        the Distributor; Chairman of
                                                        the Board of Directors and
                                                        Chief Executive Officer of
                                                        Novus Credit Services Inc.;
                                                        Director and/or officer of
                                                        various Morgan Stanley
                                                        subsidiaries.


----------

* This is the earliest date the Trustee began serving the Retail Funds. Each Trustee serves an indefinite term, until his or her successor is elected.
** The dates referenced below indicating commencement of service as Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or Institutional Funds as applicable.

                                POSITION(S)     LENGTH
  NAME, AGE AND ADDRESS OF      HELD WITH       OF TIME            PRINCIPAL OCCUPATION(S) DURING
     EXECUTIVE OFFICER          REGISTRANT      SERVED*                    PAST 5 YEARS**
----------------------------  --------------- --------------  -----------------------------------------
Mitchell M. Merin (50)        President       Since May       President and Chief Operating Officer of
1221 Avenue of the Americas                   1999            Morgan Stanley Investment Management
New York, NY                                                  Inc.; President, Director and Chief
                                                              Executive Officer of the Investment
                                                              Manager and Morgan Stanley Services;
                                                              Chairman, Chief Executive Officer and
                                                              Director of the Distributor; Chairman
                                                              and Director of the Transfer Agent;
                                                              Director of various Morgan Stanley
                                                              subsidiaries; President of Morgan
                                                              Stanley Investments LP (since February
                                                              2003); President of the Institutional
                                                              Funds (since July 2003) and President of
                                                              the Retail Funds and TCW/DW Term Trust
                                                              2003 (since May 1999); Trustee (since
                                                              July 2003) and President (since December
                                                              2002) of the Van Kampen Closed-End
                                                              Funds; Trustee (since May 1999) and
                                                              President (since October 2002) of the
                                                              Van Kampen Open-End Funds.

Barry Fink (48)               Vice President  Since           General Counsel (since May 2000) and
1221 Avenue of the Americas   and General     February 1997   Managing Director (since December 2000)
New York, NY                  Counsel                         of Morgan Stanley Investment Management;
                                                              Managing Director (since December 2000),
                                                              Secretary (since February 1997) and
                                                              Director (since July 1998) of the
                                                              Investment Manager and Morgan Stanley
                                                              Services; Assistant Secretary of Morgan
                                                              Stanley DW; Chief Legal Officer of
                                                              Morgan Stanley Investments LP (since
                                                              July 2002); Vice President of the
                                                              Institutional Funds (since July 2003);
                                                              Vice President and Secretary of the
                                                              Distributor; previously Secretary of the
                                                              Retail Funds (February 1997-July 2003);
                                                              previously Vice President and Assistant
                                                              General Counsel of the Investment
                                                              Manager and Morgan Stanley Services
                                                              (February 1997-December 2001).

Ronald E. Robison (64)        Executive Vice  Since April     Chief Global Operations Officer and
1221 Avenue of the Americas   President and   2003            Managing Director of Morgan Stanley
New York, NY                  Principal                       Investment Management Inc.; Managing
                              Executive                       Director of Morgan Stanley & Co.
                              Officer                         Incorporated; Managing DIrector of
                                                              Morgan Stanley; Managing Director, Chief
                                                              Administrative Officer and Director of
                                                              the Investment Manager and Morgan
                                                              Stanley Services; Chief Executive
                                                              Officer and Director of the Transfer
                                                              Agent; Executive Vice President and
                                                              Principal Executive Officer of the
                                                              Institutional Funds (since July 2003);
                                                              and the TCW/DW Term Trust 2003 (since
                                                              April 2003); previously President of the
                                                              Institutional Funds (March 2001-July
                                                              2003) and Director of the Institutional
                                                              Funds (March 2001-July 2003).

Joseph J. McAlinden (60)      Vice President  Since July      Managing Director and Chief Investment
1221 Avenue of the Americas                   1995            Officer of the Investment Manager,
New York, NY                                                  Morgan Stanley Investment Management
                                                              Inc. and Morgan Stanley Investments LP;
                                                              Director of the Transfer Agent, Chief
                                                              Investment Officer of the Van Kampen
                                                              Funds; Vice President of the
                                                              Institutional Funds (since July 2003)
                                                              and the Retail Funds (since July 1995).

Stefanie V. Chang (36)        Vice President  Since July      Executive Director of Morgan Stanley &
1221 Avenue of the Americas                   2003            Co. and Morgan Stanley Investment
New York, NY                                                  Management Inc. and Vice President of
                                                              the Institutional Funds (since December
                                                              1997) and the Retail Funds (since July
                                                              2003); formerly practiced law with the
                                                              New York law firm of Rogers & Wells (now
                                                              Clifford Chance LLP).


----------

* This is the earliest date the Officer began serving the Retail Funds. Each Officer serves an indefinite term, until his or her successor is elected.
** The dates referenced below indicating commencement of service as an Officer for the Retail and Institutional Funds reflect the earliest date the Officer began serving the Retail or Institutional Funds as applicable.

                                POSITION(S)     LENGTH
  NAME, AGE AND ADDRESS OF      HELD WITH       OF TIME            PRINCIPAL OCCUPATION(S) DURING
     EXECUTIVE OFFICER          REGISTRANT      SERVED*                    PAST 5 YEARS**
----------------------------  --------------- --------------  -----------------------------------------
Francis J. Smith (38)         Treasurer and   Treasurer since Executive Director of the Investment
c/o Morgan Stanley Trust      Chief Financial July 2003 and   Manager and Morgan Stanley Services
Harborside Financial Center,  Officer         Chief Financial (since December 2001); previously Vice
Plaza Two,                                    Officer since   President of the Retail Funds (September
Jersey City, NJ                               September 2002  2002-July 2003); previously Vice
                                                              President of the Investment Manager and
                                                              Morgan Stanley Services (August
                                                              2000-November 2001) and Senior Manager
                                                              at PricewaterhouseCoopers LLP (January
                                                              1998-August 2000).

Thomas F. Caloia (57)         Vice President  Since July      Executive Director (since December 2002)
c/o Morgan Stanley Trust                      2003            and Assistant Treasurer of the
Harborside Financial Center,                                  Investment Manager, the Distributor and
Plaza Two,                                                    Morgan Stanley Services; previously
Jersey City, NJ                                               Treasurer of the Retail Funds (April
                                                              1989-July 2003); formerly First Vice
                                                              President of the Investment Manager, the
                                                              Distributor and Morgan Stanley Services.

Mary E. Mullin (36)           Secretary       Since July      Vice President of Morgan Stanley & Co.
1221 Avenue of the Americas                   2003            Incorporated and Morgan Stanley
New York, NY                                                  Investment Management Inc.; Secretary of
                                                              the Institutional Funds (since June
                                                              1999) and the Retail Funds (since July
                                                              2003); formerly practiced law with the
                                                              New York law firms of McDermott, Will &
                                                              Emery and Skadden, Arps, Slate, Meagher
                                                              & Flom LLP.


----------

* This is the earliest date the Officer began serving the Retail Funds. Each Officer serves an indefinite term, until his or her successor is elected.
** The dates referenced below indicating commencement of service as an Officer for the Retail and Institutional Funds reflect the earliest date the Officer began serving the Retail or Institutional Funds as applicable.



     In addition, the following individuals who are officers of the Investment Manager or its affiliates serve as assistant secretaries of the Fund: Sara Badler, Lou Anne D. McInnis, Carsten Otto, Ruth Rossi, Marilyn K. Cranney, Joanne Doldo, Natasha Kassian, Elisa Mitchell, Elizabeth Nelson, Sheldon Winicour and Bennett MacDougall.

     For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Fund and in the Family of Investment Companies (Family of Investment Companies includes all of the registered investment companies advised by the Investment Manager) for the calendar year ended December 31, 2002 is shown below. Messrs. Kearns and Reid did not serve as Trustees of the Fund during the calendar year ended December 31, 2002.



                                                                            AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                                                                            ALL REGISTERED INVESTMENT COMPANIES OVERSEEN
                          DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND     BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
     NAME OF TRUSTEE                (AS OF DECEMBER 31, 2002)                          (AS OF DECEMBER 31, 2002)
-----------------------   ---------------------------------------------     ----------------------------------------------
INDEPENDENT:
Michael Bozic                                None                                            over $100,000

Edwin J. Garn                                None                                            over $100,000

Wayne E. Hedien                              None                                            over $100,000

Dr. Manuel H. Johnson                        None                                            over $100,000

Michael E. Nugent                            None                                            over $100,000

INTERESTED:

Charles A. Fiumefreddo                       None                                            over $100,000

James F. Higgins                             None                                            over $100,000

Philip J. Purcell                            None                                            over $100,000



     As to each independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment advisor or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment advisor or principal underwriter of the Fund.

     INDEPENDENT TRUSTEES AND THE COMMITTEES. Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Retail Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Retail Funds' boards, such individuals may reject other attractive assignments because the Retail Funds make substantial demands on their time. All of the Independent Trustees serve as members of the Audit Committee. In addition, three Trustees including two Independent Trustees, serve as members of the Insurance Committee, and three Independent Trustees serve as members of the Governance Committee.


     The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the board of any fund that has a Rule 12b-1 plan of distribution. Most of the Retail Funds have a Rule 12b-1 plan.


     The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent auditors; directing investigations into matters within the scope of the independent auditors' duties, including the power to retain outside specialists; reviewing with the independent auditors the audit plan and results of the auditing engagement; approving professional services provided by the independent auditors and other accounting firms prior to the performance of the services; reviewing the independence of the independent auditors; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full Board. The Audit Committee currently consists of Messrs. Bozic, Garn, Hedien, Johnson, Kearns, Nugent and Reid. Messrs. Kearns and Reid were appointed to the Audit Committee on July 31, 2003. During the Fund's fiscal year ended August 31, 2003, the Audit Committee held five meetings.


     The Boards of the Retails Funds have a Governance Committee to (i) monitor and make recommendations on corporate governance matters and Board/committee policies and procedures; and (ii) oversee the periodic evaluations of the Board and any committees. The Governance Committee consists of Messrs. Bozic Reid, and Garn. The Governance Committee was established on July 31, 2003. No meetings were held during the Fund's most recent fiscal year end.


     Finally, the Boards of the Retail Funds have formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund. The Insurance Committee currently consists of Messrs. Nugent, Fiumefreddo and Hedien. During the Fund's fiscal year ended August 31, 2003, the Insurance Committee held two meetings. The Derivatives Committee was eliminated as of July 31, 2003.


     ADVANTAGES OF HAVING SAME INDIVIDUALS AS TRUSTEES FOR THE RETAIL FUNDS AND INSTITUTIONAL FUNDS. The Independent Trustees and the funds' management believe that having the same Independent Trustees for each of the Retail Funds and Institutional Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the funds or even of sub-groups of funds. They believe that having the same individuals serve as Independent Trustees of all the Retail Funds and Institutional Funds tends to increase their knowledge and expertise regarding matters which affect the Fund Complex generally and enhances their ability to negotiate on behalf of each fund with the fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all fund boards enhances the ability of each fund to obtain, at modest cost to each separate fund, the services of Independent Trustees, of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Retail Funds and Institutional Funds.


     TRUSTEE AND OFFICER INDEMNIFICATION. The Fund's Declaration of Trust provides that no Trustee, Officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, Officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.


C. COMPENSATION


     Effective August 1, 2003, each Independent Trustee receives an annual retainer fee of $168,000 for serving the Retail Funds and Institutional Funds. In addition, each Independent Trustee receives $2,000 for attending each of the four quarterly board meetings and two performance meetings that occur each year. The Chairman of the Audit Committee receives an additional annual retainer fee of $60,000. Other Committee Chairmen and the Deputy Chairman of the Audit Committee receive an additional annual retainer fee of $30,000. The aggregate compensation paid to each Independent Trustee is paid by the Retail Funds and Institutional Funds, and is allocated on a pro rata basis among each of the operational funds/portfolios of the Retail Funds and Institutional Funds based on the relative net assets of each of the funds/portfolios of the Retail Funds and Institutional Funds.


     Prior to August 1, 2003, the Fund paid each Independent Trustee an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Trustees, the Independent Trustees or Committees of the Board of Trustees attended by the Trustee (the Fund paid the Chairman of the Audit Committee an additional annual fee of $750, and the Chairmen of the Derivatives and Insurance Committees additional annual fees of $500). If a Board meeting and a meeting of the Independent Trustees or a Committee meeting (except an Audit Committee meeting), or a meeting of the Independent Trustees and/or more than one Committee meeting (except an Audit Committee meeting), took place on a single day, the Trustees were paid a single meeting fee by the Fund.


     The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Fund for their services as Trustee. The Fund pays Mr. Fiumefreddo an annual fee for his service as Chairman of the Board and for administrative services provided to the Board of Trustees.


     The following tables illustrate the compensation that the Fund paid to its Trustees for the fiscal year ended August 31, 2003. Messrs. Kearns and Reid began serving as Trustees of the Fund on July 31, 2003.


                               FUND COMPENSATION



                                                                    AGGREGATE
                                                                  COMPENSATION
NAME OF TRUSTEE                                                   FROM THE FUND
---------------                                                   -------------
Michael Bozic                                                        $ 1,418
Edwin J. Garn                                                          1,418
Wayne E. Hedien                                                        1,418
Dr. Manuel H. Johnson                                                  2,011
Joseph J. Kearns                                                          60
Michael E. Nugent                                                      1,843
Fergus Reid                                                               60
Charles A. Fiumefreddo                                                 3,679



     The following table illustrates the compensation paid to the Fund's Trustees for the calendar year ended December 31, 2002 for services to the Morgan Stanley Retail Funds (consisting of 123 portfolios) that were in operation at December 31, 2002. None of the Fund's Trustees received compensation from any other funds in the Fund Complex during the calendar year ended December 31, 2002 except for Messr. Nugent who also received compensation for his service as Director/Trustee to 13 Institutional Funds (consisting of 90 portfolios). Messrs. Kearns and Reid began serving as Director/Trustee of the Morgan Stanley Funds on July 31, 2003, and did not receive compensation from the Morgan Stanley Funds for the calendar year ended December 31, 2002. Amounts shown in the table below for Messrs. Kearns and Reid reflect compensation received for their service as Director/Trustee to 14 Institutional Funds (consisting of 91 portfolios) during the calendar year ended December 31, 2002. The compensation below includes attendance at the Derivative Committee meetings, three of which were held during the Fund's last fiscal year. The Derivatives Committee was eliminated on July 31, 2003.


               CASH COMPENSATION FROM MORGAN STANLEY FUND COMPLEX



                                          TOTAL CASH
                                         COMPENSATION
                                        FOR SERVICES TO
                                        MORGAN STANLEY
NAME OF TRUSTEE                          FUND COMPLEX
---------------                         ---------------
Michael Bozic                              $ 159,650
Edwin J. Garn                                159,650
Wayne E. Hedien                              158,950
Dr. Manuel H. Johnson                        226,063
Joseph J. Kearns*                             95,500
Michael E. Nugent                            296,475
Fergus Reid*                                  95,500
Charles A. Fiumefreddo                       360,000


----------

* Messrs. Kearns and Reid began serving the Retail Board on July 31, 2003. Amounts shown in the table above include certain amounts deferred by Messrs. Kearns and Reid during their service on the Boards of the Institutional Funds. In connection with a deferred fee arrangement, pursuant to which Messrs. Kearns and Reid may defer to a later date the receipt of Trustees fees. The cumulative amounts deferred by Messrs. Kearns and Reid were $274,204 and $454,541, respectively.


     As of the date of this STATEMENT OF ADDITIONAL INFORMATION, 49 of the Morgan Stanley Retail Funds, not including the Fund, have adopted a retirement program under which an Independent Director/Trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an Independent Director/Trustee of any Morgan Stanley Retail Funds that have adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such director/trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service.


     Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 30.22% of his or her Eligible Compensation plus 0.5036662% of such Eligible Compensation for each full month of service as an independent director/trustee of any Adopting Fund in excess of five years up to a maximum of 60.44% after ten years of service. The foregoing percentages may be changed by the Board.(1) "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are accrued as expenses by the Adopting Funds. Such benefits are not secured or funded by the Adopting Funds.


     The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the 49 Morgan Stanley Retail Funds (not including the Fund) for the calendar year ended December 31, 2002, and the estimated retirement benefits for the Independent Trustees, to commence upon their retirement, from the 49 Morgan Stanley Retail Funds as of December 31, 2002. For the calendar year ended December 31, 2002, no retirement benefits were accrued to the Independent Trustees from any other funds in the Fund Complex. Messrs. Kearns and Reid did not serve as Trustees of the Funds during the last calendar year and therefore did not accrue any retirement benefits. Furthermore, as of this Statement of Additional Information, Messrs. Kearns and Reid do not participate in the retirement program.


----------
(1) An Eligible Trustee may elect alternative payments of his or her retirement benefits based upon the combined life expectancy of the Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to a lower percentage of the periodic amount when both spouses were alive. The amount estimated to be payable under this method, through the remainder of the later of the lives of the Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit.

            RETIREMENT BENEFITS FROM ALL MORGAN STANLEY RETAIL FUNDS



                                              FOR ALL ADOPTING FUNDS
                                           ----------------------------    RETIREMENT
                                             ESTIMATED                      BENEFITS       ESTIMATED ANNUAL
                                             CREDITED                      ACCRUED AS          BENEFITS
                                             YEARS OF       ESTIMATED       EXPENSES        UPON RETIREMENT
                                            SERVICE AT    PERCENTAGE OF      BY ALL            FROM ALL
                                            RETIREMENT      ELIGIBLE        ADOPTING           ADOPTING
NAME OF INDEPENDENT TRUSTEE                (MAXIMUM 10)   COMPENSATION        FUNDS            FUNDS(2)
---------------------------                ------------   -------------    -----------     ----------------
Michael Bozic                                   10            60.44%        $ 18,457           $ 47,838
Edwin J. Garn                                   10            60.44           23,881             47,878
Wayne E. Hedien                                  9            51.37           34,473             40,842
Dr. Manuel H. Johnson                           10            60.44           19,803             70,050
Michael E. Nugent                               10            60.44           32,362             62,646


----------

(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote (1) on page 23.


IV. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     The following owned 5% or more of the outstanding Class A shares of the Fund as of October 9, 2003: Citigroup Global Markets Inc., 00117990411, 333 West 34th Street, 3rd Floor, New York, New York 10001-12.46%.

     As of the date of this STATEMENT OF ADDITIONAL INFORMATION, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1% of the Fund's shares of beneficial interest outstanding.

V. INVESTMENT MANAGEMENT AND OTHER SERVICES

A. INVESTMENT MANAGER

     The Investment Manager to the Fund is Morgan Stanley Investment Advisors Inc., a Delaware corporation, whose address is 1221 Avenue of the Americas, New York, NY 10020. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley, a Delaware corporation. Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.


     Pursuant to an Investment Management Agreement (the "Management Agreement") with the Investment Manager, the Fund has retained the Investment Manager to provide administrative services and to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Fund pays the Investment Manager monthly compensation calculated daily by applying the annual rate of 0.80% to the average net assets of the Fund determined as of the close of each business day. The Investment Manager had agreed to assume all operating expenses (except for brokerage and 12b-1 fees) and waive the compensation provided in the Management Agreement until such time as the Fund had $50 million of net assets or until 6 months from the date of commencement of the Fund's operations, whichever occurred first. The Fund reached $50 million on January 24, 2002, at which time the waiver of fees and assumption of expenses ceased. Taking this waiver and assumption of expenses into account, for the period October 29, 2001 (commencement of operations) through August 31, 2002, the fees payable under the Management Agreement amounted to $481,405. For the fiscal year ended August 31, 2003, the Investment Manager accrued total compensation under the Management Agreement in the amount of $1,633,679. The management fee is allocated among the Classes pro rata based on the net assets of the Fund attributable to each Class.


     The Investment Manager has retained its wholly-owned subsidiary, Morgan Stanley Services, to perform administrative services for the Fund.

     In approving the Management Agreement, the Board of Trustees, including the Independent Trustees, considered the nature, quality and scope of the services provided by the Investment Manager; the performance, fees and expenses of the Fund compared to other similar investment companies; the Investment Manager's expenses in providing the services; the profitability of the Investment Manager and its affiliated companies and other benefits they derive from their relationship with the Fund; and the extent to which economies of scale are shared with the Fund. The Independent Trustees met with and reviewed reports from third parties about the foregoing factors and changes, if any, in such items since the preceding year's deliberations. The Independent Trustees noted their confidence in the capability and integrity of the senior management and staff of the Investment Manager and the financial strength of the Investment Manager and its affiliated companies. The Independent Trustees weighed the foregoing factors in light of the advice given to them by their legal counsel as to the law applicable to the review of investment advisory contracts. Based upon its review, the Board of Trustees, including all of the Independent Trustees, determined, in the exercise of its business judgment, that approval of the Management Agreement was in the best interests of the Fund and its shareholders.


B. PRINCIPAL UNDERWRITER

     The Fund's principal underwriter is the Distributor (which has the same address as the Investment Manager). In this capacity, the Fund's shares are distributed by the Distributor. The Distributor has entered into a selected dealer agreement with Morgan Stanley DW, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into similar agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of Morgan Stanley.

     The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. These expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to Financial Advisors, the cost of educational and/or business-related trips, and educational and/or promotional and business-related expenses. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal and state securities laws and pays filing fees in accordance with state securities laws.

     The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.

C. SERVICES PROVIDED BY THE INVESTMENT MANAGER

     The Investment Manager manages the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager obtains and evaluates the information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective.

     Under the terms of the Management Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, the office space, facilities, equipment, clerical help, bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent auditors and attorneys is, in the opinion of the Investment Manager, necessary or desirable). The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

     Expenses not expressly assumed by the Investment Manager under the Management Agreement, or by the Distributor, will be paid by the Fund. These expenses will be allocated among the four Classes of shares pro rata based on the net assets of the Fund attributable to each Class, except as described below. Such expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1; charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing prospectuses of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Investment Manager (not including compensation or expenses of attorneys who are employees of the Investment Manager); fees and expenses of the Fund's independent auditors; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation. The 12b-1 fees relating to a particular Class will be allocated directly to that Class. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Trustees.

     The Management Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager is not liable to the Fund or any of its investors for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors.

     The Management Agreement will remain in effect from year to year, provided continuance of the Management Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Investment Company Act, of the outstanding shares of the Fund, or by the Trustees, provided that in either event such continuance is approved annually by the vote of a majority of the Trustees, including a majority of the Independent Trustees.

D. DEALER REALLOWANCES


     Upon notice to selected broker-dealers, the Distributor may reallow up to the full applicable front-end sales charge during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such selected broker-dealers may be deemed to be underwriters as that term is defined in the Securities Act.


E. RULE 12b-1 PLAN

     The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act (the "Plan") pursuant to which each Class, other than Class D, pays the Distributor compensation accrued daily and payable monthly at the following maximum annual rates: 0.25%, 1.0% and 1.0% of the average daily net assets of Class A, Class B and Class C, respectively.

     The Distributor also receives the proceeds of front-end sales charges ("FSCs") and of contingent deferred sales charges ("CDSCs") imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan. The Distributor has informed the Fund that it and/or Morgan Stanley DW received the proceeds of CDSCs and FSCs, for the fiscal period October 29, 2001 (commencement of operations) through August 31, 2002 and for the fiscal year ended August 31, 2003, in approximate amounts as provided in the table below (the Distributor did not retain any of these amounts).



                                                               OCTOBER 29, 2001
                                                                   THROUGH
                                             2003              AUGUST 31, 2002
                                      -------------------    -------------------
Class A                                FSCs:(1) $  19,338     FSCs:(1) $  46,004
                                      CDSCs:    $      25    CDSCs:    $       0
Class B                               CDSCs:    $ 188,301    CDSCs:    $ 110,273
Class C                               CDSCs:    $   7,725    CDSCs:    $   2,392


----------
(1)  FSCs apply to Class A only.


     The Distributor has informed the Fund that the entire fee payable by Class A and a portion of the fees payable by each of Class B and Class C each year pursuant to the Plan equal to 0.25% of such Class' average daily net assets are currently each characterized as a "service fee" under the Rules of the NASD (of which the Distributor is a member). The "service fee" is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by a Class, if any, is characterized as an "asset-based sales charge" as such is defined by the Rules of the NASD.

     Under the Plan and as required by Rule 12b-1, the Trustees receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. During the fiscal year ended August 31, 2003, Class A, Class B and Class C shares of the Fund accrued amounts payable to the Distributor under the Plan of $6,675, $492,459 and $59,495, respectively, which amounts are equal to 0.23%, 1.00% and 1.00% of the average daily net assets of Class A, Class B and Class C, respectively.


     The Plan was adopted in order to permit the implementation of the Fund's method of distribution. Under this distribution method the Fund offers four Classes, each with a different distribution arrangement.

     With respect to Class A shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from proceeds of the FSC, commissions for the sale of Class A shares, currently a gross sales credit of up to 5.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.25% of the current value of the respective accounts for which they are the Financial Advisors or dealers of record in all cases. On orders of $1 million or more (for which no sales charge was paid) or net asset value purchases by employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which (i) the Transfer Agent serves as Trustee, (ii) Morgan Stanley's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement or (iii) an entity independent from Morgan Stanley serves as recordkeeper under an alliance or similar agreement with Morgan Stanley's Retirement Plan Services ("Morgan Stanley Eligible Plans"), the Investment Manager compensates Financial Advisors by paying them, from its own funds, a gross sales credit of 1.0% of the amount sold.

     With respect to Class B shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class B shares, currently a gross sales credit of up to 5.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.25% of the current value (not including reinvested dividends or distributions) of the amount sold in all cases. In the case of Class B shares purchased by Morgan Stanley Eligible Plans, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, a gross sales credit of 3.0% of the amount sold.

     With respect to Class C shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class C shares, currently a gross sales credit of up to 1.0% of the amount sold and an annual residual commission, currently up to 1.0% of the current value of the respective accounts for which they are the Financial Advisors of record.

     With respect to Class D shares other than shares held by participants in the Investment Manager's mutual fund asset allocation program and in the Morgan Stanley Choice Program, the Investment Manager compensates Morgan Stanley DW's Financial Advisors by paying them, from its own funds, commissions for the sale of Class D shares, currently a gross sales credit of up to 1.0% of the amount sold. There is a chargeback of 100% of the amount paid if the Class D shares are redeemed in the first year and a chargeback of 50% of the amount paid if the Class D shares are redeemed in the second year after purchase. The Investment Manager also compensates Morgan Stanley DW's Financial Advisors by paying them, from its own funds, an annual residual commission, currently up to 0.10% of the current value of the respective accounts for which they are the Financial Advisors of record (not including accounts of participants in the Investment Manager's mutual fund asset allocation program and the Morgan Stanley Choice Program).

     The gross sales credit is a charge which reflects commissions paid by Morgan Stanley DW to its Financial Advisors and Morgan Stanley DW's Fund-associated distribution-related expenses, including sales compensation, and overhead and other branch office distribution-related expenses including (a) the expenses of operating Morgan Stanley DW's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies; (b) the costs of client sales seminars; (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares; and (d) other expenses relating to branch promotion of Fund sales.

     The Investment Manager pays a retention fee to Financial Advisors at an annual rate of 0.05% of the value of shares of the Fund held for at least one year. Shares purchased through the reinvestment of dividends will be eligible for a retention fee, provided that such dividends were earned on shares otherwise eligible for a retention fee payment. Shares owned in variable annuities, closed-end fund shares and shares held in 401(k) plans where the Transfer Agent or Morgan Stanley's Retirement Plan Services is either recordkeeper or trustee are not eligible for a retention fee.

     The retention fees are paid by the Investment Manager from its own assets, which may include profits from investment management fees payable under the Management Agreement, as well as from borrowed funds.

     The distribution fee that the Distributor receives from the Fund under the Plan, in effect, offsets distribution expenses incurred under the Plan on behalf of the Fund and, in the case of Class B shares, opportunity costs, such as the gross sales credit and an assumed interest charge thereon ("carrying charge"). These expenses may include the costs of Fund-related educational and/or business-related trips or payment of Fund-related educational and/or promotional expenses of Financial Advisors. For example, the Distributor has implemented a compensation program available only to Financial Advisors meeting specified criteria under which certain marketing and/or promotional expenses of those Financial Advisors are paid by the Distributor out of compensation it receives under the Plan. In the Distributor's reporting of the distribution expenses to the Fund, in the case of Class B shares, such assumed interest (computed at the "broker's call rate") has been calculated on the gross credit as it is reduced by amounts received by the Distributor under the Plan and any contingent deferred sales charges received by the Distributor upon redemption of shares of the Fund. No other interest charge is included as a distribution expense in the Distributor's calculation of its distribution costs for this purpose. The broker's call rate is the interest rate charged to securities brokers on loans secured by exchange-listed securities.

     The Fund is authorized to reimburse expenses incurred or to be incurred in promoting the distribution of the Fund's Class A and Class C shares and in servicing shareholder accounts. Reimbursement will be made through payments at the end of each month. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.25%, in the case of Class A, and 1.0%, in the case of Class C, of the average net assets of the respective Class during the month. No interest or other financing charges, if any, incurred on any distribution expenses on behalf of Class A and Class C will be reimbursable under the Plan. With respect to Class A, in the case of all expenses other than expenses representing the service fee, and, with respect to Class C, in the case of all expenses other than expenses representing a gross sales credit or a residual to Financial Advisors and other authorized financial representatives, such amounts shall be determined at the beginning of each calendar quarter by the Trustees, including, a majority of the Independent Trustees. Expenses representing the service fee (for Class A) or a gross sales credit or a residual to Financial Advisors and other authorized financial representatives (for Class C) may be reimbursed without prior determination. In the event that the Distributor proposes that monies shall be reimbursed for other than such expenses, then in making quarterly determinations of the amounts that may be reimbursed by the Fund, the Distributor will provide and the Trustees will review a quarterly budget of projected distribution expenses to be incurred on behalf of the Fund, together with a report explaining the purposes and anticipated benefits of incurring such expenses. The Trustees will determine which particular expenses, and the portions thereof, that may be borne by the Fund, and in making such a determination shall consider the scope of the Distributor's commitment to promoting the distribution of the Fund's Class A and Class C shares.


     Each Class paid 100% of the amounts accrued under the Plan with respect to that Class for the fiscal year ended August 31, 2003 to the Distributor. The Distributor and Morgan Stanley DW estimate that they have spent, pursuant to the Plan, $3,369,858 on behalf of Class B since the inception of the Plan. It is estimated that this amount was spent in approximately the following ways: (i) 12.34% ($415,778) -- advertising and promotional expenses; (ii) 0.07% ($2,447) -- printing of prospectuses for distribution to other than current shareholders; and (iii) 87.59% ($2,951,633) -- other expenses, including the gross sales credit and the carrying charge, of which 1.89% ($55,731) represents carrying charges, 40.62% ($1,198,903) represents commission credits to Morgan Stanley DW's branch offices and other selected broker-dealers for payments of commissions to Financial Advisors and other authorized financial representatives, and 57.49% ($1,696,999) represents overhead and other branch office distribution-related expenses. The amounts accrued by Class A and a portion of the amounts accrued by Class C under the Plan during the fiscal year ended August 31, 2003, were service fees. The remainder of the amounts accrued by Class C were for expenses which relate to compensation of sales personnel and associated overhead expenses.

     In the case of Class B shares, at any given time, the expenses of distributing shares of the Fund may be more or less than the total of (i) the payments made by the Fund pursuant to the Plan; and (ii) the proceeds of CDSCs paid by investors upon redemption of shares. For example, if $1 million in expenses in distributing Class B shares of the Fund had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. The Distributor has advised the Fund that in the case of Class B shares the excess distribution expenses, including the carrying charge designed to approximate the opportunity costs incurred by Morgan Stanley DW which arise from it having advanced monies without having received the amount of any sales charges imposed at the time of sale of the Fund's Class B shares, totaled $2,123,784 as of August 31, 2003 (the end of the Fund's fiscal year), which was equal to approximately 3.74% of the net assets of Class B on such date. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses with respect to Class B shares or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs.

     In the case of Class A and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to Morgan Stanley Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. The Distributor has advised the Fund that there were no such expenses that may be reimbursed in the subsequent year in the case of Class A or Class C at December 31, 2002 (the end of the calender year). No interest or other financing charges will be incurred on any Class A or Class C distribution expenses incurred by the Distributor under the Plan or on any unreimbursed expenses due to the Distributor pursuant to the Plan.


     No interested person of the Fund nor any Independent Trustee has any direct financial interest in the operation of the Plan except to the extent that the Distributor, the Investment Manager, Morgan Stanley DW, Morgan Stanley Services or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.

     On an annual basis, the Trustees, including a majority of the Independent Trustees, consider whether the Plan should be continued. Prior to approving the last continuation of the Plan, the Trustees requested and received from the Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Trustees considered: (1) the Fund's experience under the Plan and whether such experience indicates that the Plan is operating as anticipated; (2) the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plan, including that: (a) the Plan is essential in order to give Fund investors a choice of alternatives for payment of distribution and service charges and to enable the Fund to continue to grow and avoid a pattern of net redemptions which, in turn, are essential for effective investment management; and (b) without the compensation to individual brokers and the reimbursement of distribution and account maintenance expenses of Morgan Stanley DW's branch offices made possible by the 12b-1 fees, Morgan Stanley DW could not establish and maintain an effective system for distribution, servicing of Fund shareholders and maintenance of shareholder accounts; and (3) what services had been provided and were continuing to be provided under the Plan to the Fund and its shareholders. Based upon their review, the Trustees, including each of the Independent Trustees, determined that continuation of the Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders. In the Trustees' quarterly review of the Plan, they will consider its continued appropriateness and the level of compensation provided therein.


     The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by the shareholders of the affected Class or Classes of the Fund, and all material amendments to the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company
Act) on not more than 30 days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.


F. OTHER SERVICE PROVIDERS

(1)  TRANSFER AGENT/DIVIDEND-PAYING AGENT

     Morgan Stanley Trust is the Transfer Agent for the Fund's shares and the Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans. The principal business address of the Transfer Agent is Harborside Financial Center, Plaza Two, 2nd Floor, Jersey City, NJ 07311.

(2)  CUSTODIAN AND INDEPENDENT AUDITORS


     The Bank of New York, 100 Church Street, New York, NY 10286 is the Custodian of the Fund's assets. Any of the Fund's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. These balances may, at times, be substantial.


     Deloitte & Touche LLP, Two World Financial Center, New York, NY 10281 serves as the independent auditors of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.

(3)  AFFILIATED PERSONS

     The Transfer Agent is an affiliate of the Investment Manager and the Distributor. As Transfer Agent and Dividend Disbursing Agent, the Transfer Agent's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services, the Transfer Agent receives a per shareholder account fee from the Fund and is reimbursed for its out-of-pocket expenses in connection with such services.

G. CODES OF ETHICS

     The Fund, the Investment Manager and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Codes of Ethics are designed to detect and prevent improper personal trading. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Fund, subject to a number of restrictions and controls including prohibitions against purchases of securities in an Initial Public Offering and a preclearance requirement with respect to personal securities transactions.

VI. BROKERAGE ALLOCATION AND OTHER PRACTICES

A. BROKERAGE TRANSACTIONS

     Subject to the general supervision of the Trustees, the Investment Manager is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. Options and futures transactions will usually be effected through a broker and a commission will be charged. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.


     For the fiscal period October 29, 2001 (commencement of operations) through August 31, 2002 and for the fiscal year ended August 31, 2003, the Fund paid a total of $689,995 and $1,910,100, respectively, in brokerage commissions. The variation resulted from the portfolio manager's response to varying market conditions during these periods.


B. COMMISSIONS

     Pursuant to an order of the SEC, the Fund may effect principal transactions in certain money market instruments with Morgan Stanley DW. The Fund will limit its transactions with Morgan Stanley DW to U.S. government and government agency securities, bank money instruments (i.e., certificates of deposit and bankers' acceptances) and commercial paper. The transactions will be effected with Morgan Stanley DW only when the price available from Morgan Stanley DW is better than that available from other dealers.


     During the fiscal period October 29, 2001 (commencement of operations) through August 31, 2002 and for the fiscal year ended August 31, 2003, the Fund did not effect any principal transactions with Morgan Stanley DW.


     Brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Morgan Stanley DW, Morgan Stanley & Co. and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Manager by any amount of the brokerage commissions it may pay to an affiliated broker or dealer.


     During the fiscal period October 29, 2001 (commencement of operations) through August 31, 2002 and for the fiscal year ended August 31, 2003, the Fund did not pay any brokerage commissions to Morgan Stanley DW.

     During the fiscal period October 29, 2001 (commencement of operations) through August 31, 2002 and for the fiscal year ended August 31, 2003, the Fund paid a total of $29,523 and $33,526, respectively, in brokerage commissions to Morgan Stanley & Co. During the fiscal year ended August 31, 2003, the brokerage commissions paid to Morgan Stanley & Co. represented approximately 1.76% of the total brokerage commissions paid by the Fund during the year and were paid on account of transactions having an aggregate dollar value equal to approximately 1.58% of the aggregate dollar value of all portfolio transactions of the Fund during the year for which commissions were paid.


C. BROKERAGE SELECTION

     The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Investment Manager from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Manager relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. These determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable. The Fund anticipates that certain of its transactions involving foreign securities will be effected on foreign securities exchanges. Fixed commissions on such transactions are generally higher than negotiated commissions on domestic transactions. There is also generally less government supervision and regulation of foreign securities exchanges and brokers than in the United States.


     In seeking to implement the Fund's policies, the Investment Manager effects transactions with those brokers and dealers who the Investment Manager believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Manager believes the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Manager. The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The information and services received by the Investment Manager from brokers and dealers may be utilized by the Investment Manager and any of its asset management affiliates in the management of accounts of some of their other clients and may not in all cases benefit the Fund directly.


     The Investment Manager and certain of its affiliates currently serve as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or advisor to others. It is the practice of the Investment Manager and its affiliates to cause purchase and sale transactions (including transactions in certain initial and secondary public offerings) to be allocated among clients whose assets they manage (including the
Fund) in such manner as they deem equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. The Investment Manager and its affiliates may operate one or more order placement facilities and each facility will implement order allocation in accordance with the procedures described above. From time to time, each facility may transact in a security at the same time as other facilities are trading in that security.

D. DIRECTED BROKERAGE


     During the fiscal year ended August 31, 2003, the Fund paid $1,428,429 in brokerage commissions in connection with transactions in the aggregate amount of $475,425,788 to brokers because of research services provided.


E. REGULAR BROKER-DEALERS


     During the fiscal year ended August 31, 2003 the Fund purchased securities issued by Lehman Brothers, Inc. which issuers were among the ten brokers or ten dealers which executed transactions for or with the Fund in the largest dollar amounts during the period. At August 31, 2003, the Fund held securities issued by Lehman Brothers Holdings, Inc. with a market value of $1,901,175.


VII. CAPITAL STOCK AND OTHER SECURITIES

     The shareholders of the Fund are entitled to a full vote for each full share of beneficial interest held. The Fund is authorized to issue an unlimited number of shares of beneficial interest. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such Class or any other matter in which the interests of one Class differ from the interests of any other Class. In addition, Class B share holders will have the right to vote on any proposed material increase in Class A's expenses, if such proposal is submitted separately to Class A shareholders. Also, Class A, Class B and Class C bear expenses related to the distribution of their respective shares.

     The Fund's Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional Classes of shares within any series. The Trustees have not presently authorized any such additional series or Classes of shares other than as set forth in the PROSPECTUS.


     The Fund is not required to hold annual meetings of shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of Trust. Under certain circumstances the Trustees may be removed by action of the Trustees. In addition, under certain circumstances the shareholders may call a meeting to remove the Trustees and the Fund is required to provide assistance in communicating with shareholders about such a meeting. The voting rights of shareholders are not cumulative, so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.


     Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

     The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund.

VIII. PURCHASE, REDEMPTION AND PRICING OF SHARES

A. PURCHASE/REDEMPTION OF SHARES

     Information concerning how Fund shares are offered to the public (and how they are redeemed and exchanged) is provided in the Fund's PROSPECTUS.

     TRANSFER AGENT AS AGENT. With respect to the redemption or repurchase of Fund shares, the application of proceeds to the purchase of new shares in the Fund or any other Morgan Stanley Funds and the general administration of the exchange privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's authorized broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer Agent is liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund is not liable for any default or negligence of the Transfer Agent, the Distributor or any authorized broker-dealer.

     The Distributor and any authorized broker-dealer have appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other Morgan Stanley Fund and the general administration of the exchange privilege. No commission or discounts will be paid to the Distributor or any authorized broker-dealer for any transaction pursuant to the exchange privilege.

     TRANSFERS OF SHARES. In the event a shareholder requests a transfer of Fund shares to a new registration, the shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to a CDSC or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all of the shares in an account will be made on a pro rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable CDSC as if they had not been so transferred.

     OUTSIDE BROKERAGE ACCOUNTS. If a shareholder wishes to maintain his or her fund account through a brokerage company other than Morgan Stanley DW, he or she may do so only if the Distributor has entered into a selected dealer agreement with that brokerage company. Accounts maintained through a brokerage company other than Morgan Stanley DW may be subject to certain restrictions on subsequent purchases and exchanges. Please contact your brokerage company or the Transfer Agent for more information.

B. OFFERING PRICE

     The Fund's Class B, Class C and Class D shares are offered at net asset value per share and the Class A shares are offered at net asset value per share plus any applicable FSC which is distributed among the Fund's Distributor, Morgan Stanley DW and other authorized dealers as described in Section "V. Investment Management and Other Services -- E. Rule 12b-1 Plan." The price of Fund shares, called "net asset value," is based on the value of the Fund's portfolio securities. Net asset value per share of each Class is calculated by dividing the value of the portion of the Fund's securities and other assets attributable to that Class, less the liabilities attributable to that Class, by the number of shares of that Class outstanding. The assets of each Class of shares are invested in a single portfolio. The net asset value of each Class, however, will differ because the Classes have different ongoing fees.


     In the calculation of the Fund's net asset value: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; and (3) all other equity portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. For equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day. When market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that the sale price, the bid price or the mean between the last reported bid and asked price are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the New York Stock Exchange.

     Short-term debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees. Certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

     Listed options on debt securities are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they will be valued at the mean between their latest bid and asked prices. Unlisted options on debt securities and all options on equity securities are valued at the mean between their latest bid and asked prices. Futures are valued at the latest price published by the commodities exchange on which they trade unless it is determined that such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.


     Generally, trading in foreign securities, as well as corporate bonds, U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events which may affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange and will therefore not be reflected in the computation of the Fund's net asset value. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

IX. TAXATION OF THE FUND AND SHAREHOLDERS


     The Fund generally will make two basic types of distributions: ordinary dividends and long-term capital gain distributions. These two types of distributions are reported differently on a shareholder's income tax return. The tax treatment of the investment activities of the Fund will affect the amount, timing and character of the distributions made by the Fund. Tax issues relating to the Fund are not generally a consideration for shareholders such as tax-exempt entities and tax-advantaged retirement vehicles such as an IRA or 401(k) plan. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.


     INVESTMENT COMPANY TAXATION. The Fund intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As such, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it distributes such income and capital gains to its shareholders.

     The Fund generally intends to distribute sufficient income and gains so that the Fund will not pay corporate income tax on its earnings. The Fund also generally intends to distribute to its shareholders in each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax. However, the Fund may instead determine to retain all or part of any net long-term capital gains in any year for reinvestment. In such event, the Fund will pay federal income tax (and possibly excise tax) on such retained gains.


     Gains or losses on sales of securities by the Fund will be long-term capital gains or losses if the securities have a tax holding period of more than one year at the time of such sale. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or losses. Special tax rules may change the normal treatment of gains and losses recognized by the Fund when the Fund invests in forward foreign currency exchange contracts, options, futures transactions, and non-U.S. corporations classified as "passive foreign investment companies ("PFICs")". Those special tax rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term and may result in ordinary income or loss rather than capital gain or loss. The application of these special rules would therefore also affect the character of distributions made by the Fund.


     Under certain tax rules, the Fund may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Fund receives no payments in cash on the security during the year. To the extent that the Fund invests in such securities, it would be required to pay out such income as an income distribution in each year in order to avoid taxation at the Fund level. Such distributions will be made from the available cash of the Fund or by liquidation of portfolio securities if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Investment Manager will select which securities to sell. The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.


     TAXATION OF DIVIDENDS AND DISTRIBUTIONS. Shareholders normally will have to pay federal income taxes, and any state and/or local income taxes, on the dividends and other distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash. Under recently enacted legislation, ordinary income dividends received by a shareholder may be taxed at the same rate as long-term capital gains. However, even if income received in the form of ordinary income dividends is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example, you generally will not be permitted to offset ordinary income dividends with capital losses. Short-term capital gain distributions will continue to be taxed at ordinary income rates.

     Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Under current law, the maximum tax rate on long-term capital gains available to non-corporate shareholders generally is 15%. Without future congressional action, the maximum tax rate on long-term capital gains would return to 20% in 2009, and the maximum rate on dividends would move to 35% in 2009 and 39.6% in 2011.


     Shareholders are generally taxed on any ordinary dividend or capital gain distributions from the Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December and paid in January then such amounts will be treated for tax purposes as received by the shareholders on December 31, to shareholders of record of such month.

     Subject to certain exceptions, a corporate shareholder may be eligible for a 70% dividends received deduction to the extent that the Fund earns and distributes qualifying dividends from its investments. Distributions of net capital gains by the Fund will not be eligible for the dividends received deduction.

     Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of United States tax on distributions made by the Fund of investment income and short term capital gains.

     After the end of each calendar year, shareholders will be sent information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, the portion taxable as long-term capital gains, and the amount of any dividends eligible for the federal dividends received deduction for corporations.

     PURCHASES AND REDEMPTIONS AND EXCHANGES OF FUND SHARES. Any dividend or capital gains distribution received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, such dividends and capital gains distributions are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a distribution record date.


     In general, a sale of shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder's Fund shares is normally treated as a sale for tax purposes. Fund shares held for a period of one year or less at the time of such sale or redemption will, for tax purposes, generally result in short-term capital gains or losses and those held for more than one year will generally result in long-term capital gains or losses. Under current law, the maximum tax rate on long-term capital gains available to non-corporate shareholders generally is 15%. Without future congressional action, the maximum tax rate on long-term capital gains would return to 20% in 2009. Any loss realized by shareholders upon a sale or redemption of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares during the six-month period.


     Gain or loss on the sale or redemption of shares in the Fund is measured by the difference between the amount received and the tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances a shareholder may compute and use an average cost basis in determining the gain or loss on the sale or redemption of shares.

     Exchanges of Fund shares for shares of another fund, including shares of other Morgan Stanley Funds, are also subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the first fund, followed by the purchase of shares in the second fund.

     If a shareholder realizes a loss on the redemption or exchange of a fund's shares and reinvests in that fund's shares within 30 days before or after the redemption or exchange, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes.

X. UNDERWRITERS

     The Fund's shares are offered to the public on a continuous basis. The Distributor, as the principal underwriter of the shares, has certain obligations under the Distribution Agreement concerning the distribution of the shares. These obligations and the compensation the Distributor receives are described above in the sections titled "Principal Underwriter" and "Rule 12b-1 Plan."

XI. CALCULATION OF PERFORMANCE DATA


     From time to time, the Fund may quote its "total return" in advertisements and sales literature. These figures are computed separately for Class A, Class B, Class C and Class D shares. The Fund's "average annual total return" represents an annualization of the Fund's total return over a particular period and is computed by finding the annual percentage rate which will result in the ending redeemable value of a hypothetical $1,000 investment made at the beginning of a one, five or ten year period, or for the period from the date of commencement of operations, if shorter than any of the foregoing. The ending redeemable value is reduced by any contingent deferred sales charge ("CDSC") at the end of the one, five, ten year or other period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing the average annual total return involves a percentage obtained by dividing the ending redeemable value by the amount of the initial investment (which in the case of Class A shares is reduced by the Class A initial sales charge), taking a root of the quotient (where the root is equivalent to the number of years in the period) and subtracting 1 from the result. Based on this calculation, the average annual total returns are as follows:

        AVERAGE ANNUAL RETURNS ASSUMING DEDUCTION OF MAXIMUM SALES CHARGE
                          PERIOD ENDING AUGUST 31, 2003



                                        INCEPTION
CLASS                                     DATE:        1 YEAR    LIFE OF FUND
-----                                   ---------      ------    ------------
Class A                                  10/29/01      16.96%       -2.24%
Class B                                  10/29/01      17.45%       -2.29%
Class C                                  10/29/01      21.45%       -0.10%
Class D                                  10/29/01      23.63%        0.91%



     In addition, the Fund may advertise its total return for each Class over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. These calculations may or may not reflect the imposition of the maximum front-end sales charge for Class A or the deduction of the CDSC for each of Class B and Class C which, if reflected, would reduce the performance quoted. For example, the average annual total return of the Fund may be calculated in the manner described above, but without deduction for any applicable sales charge. Based on this calculation, the average annual total returns are as follows:

          AVERAGE ANNUAL RETURNS ASSUMING NO DEDUCTION OF SALES CHARGE
                         PERIOD ENDING AUGUST 31, 2003



                                        INCEPTION
CLASS                                     DATE:        1 YEAR    LIFE OF FUND
-----                                   ---------      ------    ------------
Class A                                  10/29/01      23.44%        0.67%
Class B                                  10/29/01      22.45%       -0.09%
Class C                                  10/29/01      22.45%       -0.10%
Class D                                  10/29/01      23.63%        0.91%



     In addition, the Fund may compute its aggregate total return for each Class for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value (without reduction for any sales charge) by the initial $1,000 investment and subtracting 1 from the result. Based on the foregoing calculation, the aggregate total returns are as follows:

         AGGREGATE TOTAL RETURNS ASSUMING NO DEDUCTION OF SALES CHARGE
                         PERIOD ENDING AUGUST 31, 2003



                                        INCEPTION
CLASS                                     DATE:        1 YEAR    LIFE OF FUND
-----                                   ---------      ------    ------------
Class A                                  10/29/01      23.44%        1.23%
Class B                                  10/29/01      22.45%       -0.17%
Class C                                  10/29/01      22.45%       -0.18%
Class D                                  10/29/01      23.63%        1.67%

      The Fund may also advertise the performance of hypothetical investments of $10,000, $50,000, and $100,000 in each Class of shares of the Fund by adding 1 to the Fund's aggregate total return to date (expressed as a decimal and without taking into account the effect of any applicable CDSC) and multiplying by $9,475, $48,000 and $97,000 in the case of Class A (investments of $10,000, $50,000 and $100,000 adjusted for the initial sales charge) or by $10,000, $50,000 and $100,000 in the case of each of Class B, Class C and Class D, as the case may be. Investments of $10,000, $50,000 and $100,000 in each Class at inception of the Class would have increased/decreased to the following amounts at August 31, 2003.



                                                             INVESTMENT AT INCEPTION OF:
                                                           --------------------------------
                                           INCEPTION
CLASS                                        DATE:         $10,000     $50,000     $100,000
-----                                      ---------       -------     -------     --------
Class A                                     10/29/01      $  9,592    $ 48,590    $  98,193
Class B                                     10/29/01      $  9,983    $ 49,915    $  99,830
Class C                                     10/29/01      $  9,982    $ 49,910    $  99,820
Class D                                     10/29/01      $ 10,167    $ 50,835    $ 101,670



     The after-tax returns of the Fund may also be advertised or otherwise reported. This is generally calculated in a manner similar to the computation of average annual total returns discussed above, except that the calculation also reflects the effect of taxes on returns. Based on these calculations, the average annual total returns after taxes on distributions and after taxes on distributions and redemptions for Class B are as follows:

  AVERAGE ANNUAL AFTER-TAX RETURNS ASSUMING DEDUCTION OF MAXIMUM SALES CHARGE
                                    CLASS B
                         PERIOD ENDING AUGUST 31, 2003



                                                       INCEPTION
CALCULATION METHODOLOGY                                  DATE:      1 YEAR   LIFE OF FUND
-----------------------                                ----------   ------   ------------
After taxes on distributions                            10/29/01    17.45%      -2.29%
After taxes on distributions and redemptions            10/29/01    11.35%      -1.94%



     The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by recognized organizations.

XII. FINANCIAL STATEMENTS

     EXPERTS. The financial statements of the Fund for the fiscal year ended August 31, 2003 included in this STATEMENT OF ADDITIONAL INFORMATION and incorporated by reference in the PROSPECTUS have been so included and incorporated in reliance on the report of Deloitte & Touche LLP, independent auditors, given on the authority of said firm as experts in auditing and accounting.

                                     *****

     This STATEMENT OF ADDITIONAL INFORMATION and the PROSPECTUS do not contain all of the information set forth in the REGISTRATION STATEMENT the Fund has filed with the SEC. The complete REGISTRATION STATEMENT may be obtained from the SEC.

MORGAN STANLEY MID-CAP VALUE FUND
PORTFOLIO OF INVESTMENTS - AUGUST 31, 2003

NUMBER OF
  SHARES                                                               VALUE
--------------------------------------------------------------------------------
            Common Stocks (98.1%)
            ADVERTISING/MARKETING SERVICES (0.4%)
   69,021   DoubleClick Inc.*                                      $     777,867
   19,100   Harte-Hanks Inc.                                             362,900
                                                                   -------------
                                                                       1,140,767
                                                                   -------------
            AEROSPACE & DEFENSE (1.3%)
   57,126   Goodrich Corp.                                             1,486,990
   26,275   Lockheed Martin Corp.                                      1,346,068
   25,600   Raytheon Co.                                                 820,736
                                                                   -------------
                                                                       3,653,794
                                                                   -------------
            AIR FREIGHT/COURIERS (0.1%)
    9,937   CNF Inc.                                                     295,129
                                                                   -------------
            APPAREL/FOOTWEAR (1.3%)
  112,900   Jones Apparel Group, Inc.                                  3,487,481
                                                                   -------------
            APPAREL/FOOTWEAR RETAIL (1.0%)
   45,700   Abercrombie & Fitch Co. (Class A)*                         1,391,108
   45,895   Foot Locker, Inc.                                            760,480
   41,400   Too, Inc.*                                                   671,508
                                                                   -------------
                                                                       2,823,096
                                                                   -------------
            AUTO PARTS: O.E.M. (0.5%)
   15,786   ArvinMeritor, Inc.                                           297,093
   21,825   Lear Corp.*                                                1,212,379
                                                                   -------------
                                                                       1,509,472
                                                                   -------------
            BEVERAGES: ALCOHOLIC (0.3%)
   27,100   Constellation Brands Inc.
             (Class A)*                                                  779,125
                                                                   -------------
            BIOTECHNOLOGY (5.5%)
   31,074   Cephalon, Inc.*                                            1,378,132
   68,425   Gilead Sciences, Inc.*                                     4,563,947
   11,425   ICOS Corp.*                                                  444,889
   50,775   IDEC Pharmaceuticals Corp.*                                1,764,431
   55,400   Medicines Company (The)*                                   1,587,210
   64,000   MGI Pharma, Inc.*                                          2,469,760
   54,750   Trimeris, Inc.*                                            2,335,087
   61,325   Vertex Pharmaceuticals, Inc.*                                772,695
                                                                   -------------
                                                                      15,316,151
                                                                   -------------
            BROADCASTING (1.3%)
   25,400   Citadel Broadcasting Co.*                              $     560,832
   32,700   Cox Radio, Inc. (Class A)*                                   789,378
   73,425   Westwood One, Inc.*                                        2,356,942
                                                                   -------------
                                                                       3,707,152
                                                                   -------------
            CASINO/GAMING (0.8%)
   26,950   GTECH Holdings Corp.                                       1,142,141
   18,600   Harrah's Entertainment, Inc.                                 770,412
   32,786   Park Place Entertainment
             Corp.*                                                      287,861
                                                                   -------------
                                                                       2,200,414
                                                                   -------------
            CHEMICALS: AGRICULTURAL (0.9%)
  321,275   IMC Global Inc.                                            2,515,583
                                                                   -------------
            CHEMICALS: MAJOR DIVERSIFIED (0.5%)
   39,249   Eastman Chemical Co.                                       1,405,507
    5,049   Hercules Inc.*                                                56,549
                                                                   -------------
                                                                       1,462,056
                                                                   -------------
            CHEMICALS: SPECIALTY (0.2%)
   16,200   Lubrizol Corp. (The)                                         550,800
                                                                   -------------
            COAL (0.2%)
   20,800   Arch Coal, Inc.                                              477,360
                                                                   -------------
            COMPUTER COMMUNICATIONS (0.9%)
  197,743   3Com Corp.*                                                1,127,135
   14,400   Avocent Corp.*                                               420,480
   24,300   Emulex Corp.*                                                588,303
   36,100   McDATA Corp. (Class A)*                                      366,415
                                                                   -------------
                                                                       2,502,333
                                                                   -------------
            CONTAINERS/PACKAGING (1.4%)
   99,400   Crown Holdings, Inc.*                                        737,548
   66,088   Pactiv Corp.*                                              1,327,047
   75,038   Sonoco Products Co.                                        1,708,615
                                                                   -------------
                                                                       3,773,210
                                                                   -------------
            CONTRACT DRILLING (1.8%)
   20,400   ENSCO International Inc.                                     570,180
   47,467   GlobalSantaFe Corp.                                        1,177,182
   75,925   Noble Corp. (Cayman Islands)*                              2,746,966

                        SEE NOTES TO FINANCIAL STATEMENTS

NUMBER OF
  SHARES                                                               VALUE
--------------------------------------------------------------------------------
   29,875   Pride International, Inc.*                             $     510,564
                                                                   -------------
                                                                       5,004,892
                                                                   -------------
            DATA PROCESSING SERVICES (4.1%)
  116,300   Acxiom Corp.*                                              1,879,408
   35,924   Affiliated Computer Services,
              Inc. (Class A)*                                          1,782,190
  184,286   BISYS Group, Inc. (The)*                                   3,381,648
    9,000   Certergy Inc.                                                272,250
   85,300   Concord EFS, Inc.*                                         1,181,405
   67,625   DST Systems, Inc.*                                         2,677,950
    1,600   Hewitt Associates, Inc.
              (Class A)*                                                  39,920
                                                                   -------------
                                                                      11,214,771
                                                                   -------------
            DEPARTMENT STORES (0.4%)
   25,875   Federated Department Stores, Inc.                          1,130,737
                                                                   -------------
            DISCOUNT STORES (1.1%)
   14,476   BJ's Wholesale Club, Inc.*                                   316,156
   66,075   Dollar Tree Stores, Inc.*                                  2,592,122
                                                                   -------------
                                                                       2,908,278
                                                                   -------------
            ELECTRIC UTILITIES (4.5%)
  207,800   Allegheny Energy, Inc.                                     1,926,306
   40,750   American Electric Power Co., Inc.                          1,153,632
   80,600   Aquila, Inc.                                                 195,052
   45,300   Constellation Energy Group, Inc.                           1,648,467
   55,998   DQE, Inc.                                                    825,970
   85,476   Edison International*                                      1,612,077
   52,451   Energy East Corp.                                          1,132,417
   41,811   Exelon Corp.                                               2,462,668
   20,500   FirstEnergy Corp.                                            599,830
   12,400   PNM Resources Inc.                                           339,760
   95,700   Reliant Resources, Inc.*                                     442,134
                                                                   -------------
                                                                      12,338,313
                                                                   -------------
            ELECTRICAL PRODUCTS (0.4%)
   22,500   Cooper Industries Ltd. (Class A)                           1,145,025
                                                                   -------------
            ELECTRONIC COMPONENTS (2.0%)
   96,000   Celestica, Inc.*                                       $   1,684,800
  434,450   Solectron Corp.*                                           2,576,289
   81,825   Vishay Intertechnology, Inc.*                              1,347,658
                                                                   -------------
                                                                       5,608,747
                                                                   -------------
            ELECTRONIC DISTRIBUTORS (2.3%)
  112,300   Avnet, Inc.*                                               2,027,015
   33,750   CDW Corp.                                                  1,741,838
   74,099   Tech Data Corp.*                                           2,471,202
                                                                   -------------
                                                                       6,240,055
                                                                   -------------
            ELECTRONIC PRODUCTION EQUIPMENT (0.8%)
   71,600   ASML Holding NV (Netherlands)*                             1,138,440
   47,500   Cadence Design Systems, Inc.*                                675,450
   12,300   Credence Systems Corp.*                                      141,327
   14,150   Lam Research Corp.*                                          363,938
                                                                   -------------
                                                                       2,319,155
                                                                   -------------
            ELECTRONICS/APPLIANCE STORES (0.3%)
   51,700   Hollywood Entertainment Corp.*                               898,029
                                                                   -------------
            ENGINEERING & CONSTRUCTION (0.3%)
   23,100   Fluor Corp.                                                  851,004
                                                                   -------------
            ENVIRONMENTAL SERVICES (0.7%)
   45,374   Allied Waste Industries, Inc.*                               501,836
   41,600   Waste Connections, Inc.*                                   1,465,568
                                                                   -------------
                                                                       1,967,404
                                                                   -------------
            FINANCE/RENTAL/LEASING (2.1%)
  195,900   AmeriCredit Corp.*                                         2,102,007
   19,200   CapitalSource, Inc.*                                         337,920
   24,200   CIT Group, Inc.                                              659,450
   21,100   Countrywide Financial Corp.                                1,431,635
   38,425   GATX Corp.                                                   813,842
   26,739   United Rentals, Inc.*                                        451,354
                                                                   -------------
                                                                       5,796,208
                                                                   -------------

                        SEE NOTES TO FINANCIAL STATEMENTS

NUMBER OF
  SHARES                                                               VALUE
--------------------------------------------------------------------------------
            FINANCIAL CONGLOMERATES (0.4%)
   22,700   State Street Corp.                                     $     997,665
                                                                   -------------
            FOOD DISTRIBUTORS (0.5%)
   51,600   ARAMARK Corp. (Class B)*                                   1,290,000
                                                                   -------------
            FOOD RETAIL (1.0%)
   87,338   Kroger Co.*                                                1,677,763
   44,500   Safeway Inc.*                                              1,086,245
                                                                   -------------
                                                                       2,764,008
                                                                   -------------
            FOOD: MAJOR DIVERSIFIED (0.3%)
   43,675   Sara Lee Corp.                                               828,952
                                                                   -------------
            FOOD: MEAT/FISH/DAIRY (0.4%)
   34,824   Smithfield Foods, Inc.*                                      705,186
   36,400   Tyson Foods, Inc. (Class A)                                  407,680
                                                                   -------------
                                                                       1,112,866
                                                                   -------------
            GAS DISTRIBUTORS (1.7%)
  148,700   Dynegy, Inc. (Class A)*                                      459,483
   50,686   Equitable Resources, Inc.                                  2,000,576
    2,437   KeySpan Corp.                                                 82,249
    9,350   Nicor Inc.                                                   317,807
   59,073   Sempra Energy                                              1,757,422
                                                                   -------------
                                                                       4,617,537
                                                                   -------------
            HOME FURNISHINGS (0.5%)
   55,200   Leggett & Platt, Inc.                                      1,278,432
                                                                   -------------
            HOSPITAL/NURSING MANAGEMENT (1.3%)
   55,700   Community Health Care*                                     1,280,543
   41,050   LifePoint Hospitals, Inc.*                                 1,182,651
   23,949   Universal Health Services, Inc.
             (Class B)*                                                1,192,181
                                                                   -------------
                                                                       3,655,375
                                                                   -------------
            HOUSEHOLD/PERSONAL CARE (0.4%)
   53,600   Dial Corp. (The)                                           1,086,472
                                                                   -------------
            INDUSTRIAL CONGLOMERATES (1.2%)
   64,976   SPX Corp.*                                                 3,206,566
                                                                   -------------
            INDUSTRIAL MACHINERY (1.3%)
   21,174   Flowserve Corp.*                                             445,713
   28,749   Kennametal Inc.                                        $   1,130,411
   26,400   Parker-Hannifin Corp.                                      1,307,328
   15,300   Tecumseh Products Co. (Class A)                              600,066
                                                                   -------------
                                                                       3,483,518
                                                                   -------------
            INDUSTRIAL SPECIALTIES (0.7%)
   93,587   GrafTech International Ltd..*                                748,696
   89,147   RPM International, Inc.                                    1,215,965
                                                                   -------------
                                                                       1,964,661
                                                                   -------------
            INFORMATION TECHNOLOGY SERVICES (1.0%)
  162,536   BearingPoint, Inc.*                                        1,332,795
   62,521   PeopleSoft, Inc.*                                          1,131,630
   48,700   Wind River Systems, Inc.*                                    362,815
                                                                   -------------
                                                                       2,827,240
                                                                   -------------
            INSURANCE BROKERS/SERVICES (0.3%)
    3,350   Gallagher (Arthur J.) & Co.                                   90,450
   23,700   Willis Group Holdings Ltd.                                   687,063
                                                                   -------------
                                                                         777,513
                                                                   -------------
            INTERNET RETAIL (0.2%)
   14,600   InterActiveCorp*                                             540,346
                                                                   -------------
            INTERNET SOFTWARE/SERVICES (1.7%)
   65,900   Internet Security Systems, Inc.*                             823,091
  276,204   Siebel Systems, Inc.*                                      2,784,136
   80,100   VeriSign, Inc.*                                            1,199,097
                                                                   -------------
                                                                       4,806,324
                                                                   -------------
            INVESTMENT BANKS/BROKERS (1.9%)
   10,700   Bear Stearns Companies, Inc. (The)                           748,786
  156,200   E*TRADE Group, Inc.*                                       1,441,726
   36,600   LaBranche & Co., Inc.                                        637,938
    5,700   Legg Mason, Inc.                                             409,431
   28,924   Lehman Brothers Holdings, Inc.                             1,901,175
                                                                   -------------
                                                                       5,139,056
                                                                   -------------

                        SEE NOTES TO FINANCIAL STATEMENTS

NUMBER OF
  SHARES                                                               VALUE
--------------------------------------------------------------------------------
            INVESTMENT MANAGERS (2.3%)
   15,749   Affiliated Managers Group, Inc.*                       $   1,067,782
   69,700   Amvescap PLC (ADR)
             (United Kingdom)                                          1,117,988
   69,575   Investors Financial Services Corp.                         2,079,597
   62,060   Mellon Financial Corp.                                     1,945,581
    7,599   Waddell & Reed Financial, Inc. (Class A)                     195,674
                                                                   -------------
                                                                       6,406,622
                                                                   -------------
            LIFE/HEALTH INSURANCE (1.0%)
   48,200   Lincoln National Corp.                                     1,707,244
   84,200   UnumProvident Corp.                                        1,187,220
                                                                   -------------
                                                                       2,894,464
                                                                   -------------
            MAJOR BANKS (0.7%)
   37,463   Comerica, Inc.                                             1,848,424
                                                                   -------------
            MAJOR TELECOMMUNICATIONS (0.2%)
   95,862   Cincinnati Bell Inc.*                                        541,620
                                                                   -------------
            MANAGED HEALTH CARE (2.8%)
   34,425   Anthem, Inc.*                                              2,519,910
  101,521   Caremark Rx, Inc.*                                         2,551,223
   41,325   Coventry Health Care, Inc.*                                1,939,796
   19,000   Health Net Inc.*                                             604,770
                                                                   -------------
                                                                       7,615,699
                                                                   -------------
            MEDICAL SPECIALTIES (1.1%)
   20,476   St. Jude Medical, Inc.*                                    1,066,185
   84,800   STERIS Corp.*                                              1,986,016
                                                                   -------------
                                                                       3,052,201
                                                                   -------------
            METAL FABRICATIONS (0.3%)
   19,025   Harsco Corp.                                                 741,785
                                                                   -------------
            MISCELLANEOUS COMMERCIAL SERVICES (0.4%)
    7,600   Fair Isaac Corp.                                             445,360
   38,250   The Brink's Co.                                              625,388
                                                                   -------------
                                                                       1,070,748
                                                                   -------------
            MOVIES/ENTERTAINMENT (0.4%)
    6,200   International Speedway Corp. (Class A)                 $     248,620
   64,000   Metro-Goldwyn-Mayer Inc.*                                    926,720
                                                                   -------------
                                                                       1,175,340
                                                                   -------------
            MULTI-LINE INSURANCE (1.7%)
   34,700   Hartford Financial Services Group, Inc. (The)              1,846,734
   94,725   Nationwide Financial Services, Inc. (Class A)              2,794,388
                                                                   -------------
                                                                       4,641,122
                                                                   -------------
            OIL & GAS PIPELINES (1.7%)
   16,126   Kinder Morgan Management, LLC*                               601,500
  447,200   Williams Companies, Inc. (The)                             4,082,936
                                                                   -------------
                                                                       4,684,436
                                                                   -------------
            OIL & GAS PRODUCTION (1.2%)
   15,607   Apache Corp.                                               1,076,571
      821   Cross Timbers Royalty Trust                                   18,341
  110,966   XTO Energy Inc.                                            2,329,176
                                                                   -------------
                                                                       3,424,088
                                                                   -------------
            OIL REFINING/MARKETING (0.7%)
   46,099   Valero Energy Corp.                                        1,816,301
                                                                   -------------
            OILFIELD SERVICES/EQUIPMENT (2.4%)
    9,500   Baker Hughes Inc.                                            317,870
    6,199   Cooper Cameron Corp.*                                        301,023
   85,787   FMC Technologies, Inc.*                                    2,030,578
   10,600   National-Oilwell, Inc.*                                      207,548
   27,087   Schlumberger Ltd.                                          1,341,077
    4,575   Smith International, Inc.*                                   178,837
   18,200   Tidewater, Inc.                                              522,704
   52,412   Varco International, Inc.*                                   904,107
   20,862   Weatherford International Ltd.*                              783,994
                                                                   -------------
                                                                       6,587,738
                                                                   -------------

                        SEE NOTES TO FINANCIAL STATEMENTS

NUMBER OF
  SHARES                                                               VALUE
--------------------------------------------------------------------------------
            OTHER CONSUMER SERVICES (0.9%)
  250,447   Bally Total Fitness Holding Corp.*                     $   2,424,327
                                                                   -------------
            OTHER METALS/MINERALS (0.3%)
   48,697   Olin Corp.                                                   886,772
                                                                   -------------
            PACKAGED SOFTWARE (3.1%)
    3,775   Ascential Software Corp.*                                     66,063
   94,825   BMC Software, Inc.*                                        1,392,031
  456,262   Compuware Corp.*                                           2,714,759
   51,900   Informatica Corp.*                                           461,391
   61,400   NetIQ Corp.*                                                 826,444
  105,200   Network Associates, Inc.*                                  1,464,384
   91,400   Quest Software, Inc.*                                        969,754
   46,400   Sybase, Inc.*                                                784,624
                                                                   -------------
                                                                       8,679,450
                                                                   -------------
            PERSONNEL SERVICES (0.4%)
   29,899   Manpower, Inc.                                             1,163,370
                                                                   -------------
            PHARMACEUTICALS: GENERIC DRUGS (0.4%)
   14,399   Barr Laboratories, Inc.*                                     974,380
                                                                   -------------
            PHARMACEUTICALS: OTHER (1.2%)
   13,800   Biovail Corp. (Canada)*                                      573,114
   81,500   Endo Pharmaceuticals
             Holdings, Inc.*                                           1,381,425
   63,200   United Therapeutics Corp.*                                 1,448,544
                                                                   -------------
                                                                       3,403,083
                                                                   -------------
            PROPERTY - CASUALTY INSURERS (1.0%)
   20,338   American Financial Group, Inc.                               444,995
   11,536   Everest Re Group, Ltd. (ADR)
             (Bermuda)                                                   845,589
   34,549   Ohio Casualty Corp.*                                         476,776
   34,113   Platinum Underwriters
             Holdings Ltd. (Bermuda)                                     926,168
                                                                   -------------
                                                                       2,693,528
                                                                   -------------
            PUBLISHING: BOOKS/MAGAZINES (0.2%)
   44,475   Reader's Digest Assoc., Inc. (The) (Class A)                 541,261
                                                                   -------------
            PUBLISHING: NEWSPAPERS (0.3%)
   35,100   Belo Corp. (Series A)                                  $     818,532
                                                                   -------------
            PULP & PAPER (0.7%)
   43,525   Bowater, Inc.                                              1,885,068
                                                                   -------------
            RECREATIONAL PRODUCTS (0.5%)
   40,043   Activision, Inc.*                                            516,955
   42,689   Hasbro, Inc.                                                 789,747
                                                                   -------------
                                                                       1,306,702
                                                                   -------------
            REGIONAL BANKS (5.6%)
   52,800   Banknorth Group, Inc.                                      1,483,680
   64,553   Charter One Financial, Inc.                                2,001,143
   17,700   City National Corp.                                          915,090
   25,900   Colonial BancGroup, Inc. (The)                               379,435
   41,900   Commerce Bancorp, Inc.                                     1,696,950
   31,475   Compass Bancshares, Inc.                                   1,082,111
   39,600   FirstMerit Corp.                                           1,003,068
   32,425   Greater Bay Bancorp                                          666,982
   47,624   Hibernia Corp. (Class A)                                     988,198
   19,974   Mercantile Bankshares Corp.                                  815,938
  109,351   National Commerce Financial Corp.                          2,733,775
      200   Provident Financial Group, Inc.                                5,342
   30,876   Zions Bancorporation                                       1,719,793
                                                                   -------------
                                                                      15,491,505
                                                                   -------------
            RESTAURANTS (0.8%)
   37,300   Brinker International, Inc.*                               1,275,660
   10,525   CBRL Group, Inc.                                             367,112
   27,950   Darden Restaurants, Inc.                                     609,310
                                                                   -------------
                                                                       2,252,082
                                                                   -------------
            SAVINGS BANKS (1.6%)
   53,700   Astoria Financial Corp.                                    1,725,918
   21,900   GreenPoint Financial Corp.                                   741,972
    7,725   Independence Community Bank Corp.                            255,311
   89,400   Sovereign Bancorp, Inc.                                    1,759,392
                                                                   -------------
                                                                       4,482,593
                                                                   -------------
            SEMICONDUCTORS (3.7%)
  116,144   Fairchild Semiconductor Corp. (Class A)*                   2,055,749

                        SEE NOTES TO FINANCIAL STATEMENTS

NUMBER OF
  SHARES                                                               VALUE
--------------------------------------------------------------------------------
   39,800   GlobespanVirata, Inc.*                                 $     302,878
  154,417   Integrated Device Technology, Inc.*                        2,154,117
   33,164   Intersil Corp. (Class A)*                                    966,067
   25,649   Microchip Technology Inc.                                    718,428
   68,900   National Semiconductor Corp.*                              2,007,746
   66,137   RF Micro Devices, Inc.*                                      583,328
  162,700   Silicon Storage Technology, Inc.*                          1,371,561
                                                                   -------------
                                                                      10,159,874
                                                                   -------------
            SPECIALTY INSURANCE (1.9%)
   69,374   PMI Group, Inc. (The)                                      2,454,452
   56,672   Radian Group, Inc.                                         2,697,020
                                                                   -------------
                                                                       5,151,472
                                                                   -------------
            SPECIALTY STORES (2.3%)
   43,326   Barnes & Noble, Inc.*                                      1,135,141
  110,425   Borders Group, Inc.*                                       2,135,620
   41,413   Linens 'N Things, Inc.*                                    1,196,836
   26,750   Michaels Stores, Inc.                                      1,215,788
   18,975   Pier 1 Imports, Inc.                                         390,316
    9,062   Williams-Sonoma, Inc.*                                       277,388
                                                                   -------------
                                                                       6,351,089
                                                                   -------------
            STEEL (0.1%)
   94,525   AK Steel Holding Corp.*                                      249,546
                                                                   -------------
            TELECOMMUNICATION EQUIPMENT (1.0%)
   57,400   Andrew Corp.*                                                710,612
  571,000   Lucent Technologies Inc.*                                  1,090,610
   54,161   Polycom, Inc.*                                               929,403
   15,074   Powerwave Technologies, Inc.*                                127,375
                                                                   -------------
                                                                       2,858,000
                                                                   -------------
            TOOLS/HARDWARE (0.6%)
   51,800   Stanley Works (The)                                        1,567,986
                                                                   -------------
            TRUCKING (0.2%)
   20,062   Yellow Corp.*                                                562,538
                                                                   -------------
            TRUCKS/CONSTRUCTION/FARM MACHINERY (1.8%)
   63,675   AGCO Corp.*                                                1,405,944
   99,800   Federal Signal Corp.                                   $   2,005,980
   32,589   Navistar International Corp.*                              1,457,706
                                                                   -------------
                                                                       4,869,630
                                                                   -------------
            WHOLESALE DISTRIBUTORS (0.2%)
   14,000   Fisher Scientific International, Inc.*                       549,080
                                                                   -------------
            WIRELESS TELECOMMUNICATIONS (0.4%)
  130,650   AT&T Wireless Services Inc.*                               1,126,203
                                                                   -------------
            Total Common Stocks
             (COST $223,044,281)                                     270,941,731
                                                                   -------------

 PRINCIPAL
 AMOUNT IN
 THOUSANDS
----------
            Short-Term Investment (1.5%)
            Repurchase Agreement
$   4,284   Joint repurchase agreement
             account 1.05% due 09/02/03
             (dated 08/29/03; proceeds
             $4,284,500) (a)
             (COST $4,284,000)                                         4,284,000
                                                                   -------------
Total Investments
 (COST $227,328,281) (b)                           99.6%             275,225,731
Other Assets In Excess Of
 Liabilities                                        0.4                1,042,395
                                                  -----            -------------
Net Assets                                        100.0%           $ 276,268,126
                                                  =====            =============

----------
    ADR  AMERICAN DEPOSITORY RECEIPT.
     *   NON-INCOME PRODUCING SECURITY.
    (a)  COLLATERALIZED BY FEDERAL AGENCY AND U.S. TREASURY OBLIGATIONS.
    (b) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES IS $235,800,935. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $41,145,806 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $1,721,010, RESULTING IN NET UNREALIZED APPRECIATION OF $39,424,796.

                        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY MID-CAP VALUE FUND
FINANCIAL STATEMENTS

Statement of Assets and Liabilities
AUGUST 31, 2003

Assets:
Investments in securities, at value (cost $227,328,281)           $ 275,225,731
Receivable for:
  Investments sold                                                    5,111,042
  Shares of beneficial interest sold                                  1,364,292
  Dividends                                                             201,325
Prepaid expenses and other assets                                        91,340
                                                                  -------------
    Total Assets                                                    281,993,730
                                                                  -------------
Liabilities:
Payable for:
  Investments purchased                                               5,252,675
  Investment management fee                                             177,646
  Shares of beneficial interest redeemed                                142,615
  Distribution fee                                                       52,267
Accrued expenses and other payables                                     100,401
                                                                  -------------
    Total Liabilities                                                 5,725,604
                                                                  -------------
    Net Assets                                                    $ 276,268,126
                                                                  =============
Composition of Net Assets:
Paid-in-capital                                                   $ 257,448,939
Net unrealized appreciation                                          47,897,450
    Accumulated net realized loss                                   (29,078,263)
                                                                  -------------
    Net Assets                                                    $ 276,268,126
                                                                  =============
Class A Shares:
Net Assets                                                        $   3,172,748
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE)               313,753
    Net Asset Value Per Share                                     $       10.11
                                                                  =============
    Maximum Offering Price Per Share,
    (net asset value plus 5.54% of net asset value)               $       10.67
                                                                  =============
Class B Shares:
Net Assets                                                        $  56,822,517
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE)             5,691,894
    Net Asset Value Per Share                                     $        9.98
                                                                  =============
Class C Shares:
Net Assets                                                        $   7,238,283
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE)               725,050
    Net Asset Value Per Share                                     $        9.98
                                                                  =============
Class D Shares:
Net Assets                                                        $ 209,034,578
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE)            20,590,998
    Net Asset Value Per Share                                     $       10.15
                                                                  =============

                        SEE NOTES TO FINANCIAL STATEMENTS

Statement of Operations
FOR THE YEAR ENDED AUGUST 31, 2003

Net Investment Loss:
Income
Dividends                                                         $   2,112,052
Interest                                                                100,909
                                                                  -------------
    Total Income                                                      2,212,961
                                                                  -------------
Expenses
Investment management fee                                             1,633,679
Transfer agent fees and expenses                                        633,786
Distribution fee (Class A shares)                                         6,675
Distribution fee (Class B shares)                                       492,459
Distribution fee (Class C shares)                                        59,495
Professional fees                                                        65,721
Registration fees                                                        62,753
Custodian fees                                                           55,902
Shareholder reports and notices                                          55,345
Trustees' fees and expenses                                              14,079
Other                                                                     6,793
                                                                  -------------
    Total Expenses                                                    3,086,687
                                                                  -------------
    Net Investment Loss                                                (873,726)
                                                                  -------------
Net Realized and Unrealized Gain (Loss):
Net realized loss                                                   (15,371,350)
Net change in unrealized depreciation                                70,528,599
                                                                  -------------
    Net Gain                                                         55,157,249
                                                                  -------------
Net Increase                                                      $  54,283,523
                                                                  =============

                        SEE NOTES TO FINANCIAL STATEMENTS

Statement of Changes in Net Assets

                                                                                     FOR THE PERIOD
                                                                   FOR THE YEAR     OCTOBER 29, 2001*
                                                                       ENDED              THROUGH
                                                                  AUGUST 31, 2003    AUGUST 31, 2002
                                                                  ---------------   -----------------
Increase (Decrease) in Net Assets:
Operations:
Net investment loss                                               $     (873,726)    $     (730,564)
Net realized loss                                                    (15,371,350)       (13,706,913)
Net change in unrealized depreciation                                 70,528,599        (22,631,149)
                                                                  --------------     --------------

    Net Increase (Decrease)                                           54,283,523        (37,068,626)
                                                                  --------------     --------------

Dividends to Shareholders from Net Investment Income:
Class A shares                                                                --             (2,609)
Class B shares                                                                --            (10,258)
Class C shares                                                                --               (946)
Class D shares                                                                --             (5,688)
                                                                  --------------     --------------

    Total Dividends                                                           --            (19,501)
                                                                  --------------     --------------

Net increase from transactions in shares of beneficial interest       63,479,985        195,492,745
                                                                  --------------     --------------

    Net Increase                                                     117,763,508        158,404,618

Net Assets:
Beginning of period                                                  158,504,618            100,000
                                                                  --------------     --------------

End of Period                                                     $  276,268,126     $  158,504,618
                                                                  ==============     ==============

----------
 * Commencement of operations.

                        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY MID-CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS - AUGUST 31, 2003

1. Organization and Accounting Policies
Morgan Stanley Mid-Cap Value Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is above-average total return. The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of common stocks and other equity securities of companies with market capitalizations in the range of companies included in the S&P Mid-Cap 400 Index (effective September 30, 2003, the Russell Midcap Value Index). The Fund was organized as a Massachusetts business trust on April 12, 2001 and had no operations other than those relating to organizational matters and the issuance of 2,500 shares of beneficial interest by each class for $25,000 of each class to Morgan Stanley Investment Advisors Inc. (the "Investment Manager") to effect the Fund's initial capitalization. The Fund commenced operations on October 29, 2001.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The following is a summary of significant accounting policies:

A. Valuation of Investments -- (1) an equity portfolio security listed or traded on the New York or American Stock Exchange or other exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (3) all other equity portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (4) for equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day; (5) when market quotations are not readily available or the Investment Manager determines that the latest sale price, the bid price or the mean between the last reported bid and asked price do not reflect a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees; (6) certain portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees; and (7) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. Repurchase Agreements -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated entities managed by the Investment Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements and are collateralized by cash, U.S. Treasury or federal agency obligations. The Fund may also invest directly with institutions in repurchase agreements. The Fund's custodian receives the collateral, which is marked-to-market daily to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest.

D. Multiple Class Allocations -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E. Federal Income Tax Policy -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

F. Dividends and Distributions to Shareholders -- Dividends and distributions to shareholders are recorded on the ex-dividend date.

G. Use of Estimates -- The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

2. Investment Management Agreement
Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 0.80% to the net assets of the Fund determined as of the close of each business day.

3. Plan of Distribution
Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A -- up to 0.25% of the average daily net assets of Class A; (ii) Class B -- 1.0% of the average daily net assets of Class B; and (iii) Class C -- up to 1.0% of the average daily net assets of Class C.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $2,123,784 at August 31, 2003.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the year ended August 31, 2003, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.23% and 1.0%, respectively.

The Distributor has informed the Fund that for the year ended August 31, 2003, it received contingent deferred sales charges from certain redemptions of the Fund's Class A shares, Class B shares and Class C shares of $25, $188,301 and $7,725, respectively and received $19,338 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

4. Security Transactions and Transactions with Affiliates
The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended August 31, 2003 aggregated $396,206,058 and $327,131,524, respectively.

For the year ended August 31, 2003 the Fund incurred brokerage commissions of $33,526 with Morgan Stanley & Co., Inc., an affiliate of the Investment Manager and Distributor, for portfolio transactions executed on behalf of the Fund.

Morgan Stanley Trust, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At August 31, 2003, the Fund had transfer agent fees and expenses payable of approximately $15,300.

5. Federal Income Tax Status
The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

The tax character of distributions paid was as follows:

                            FOR THE YEAR        FOR THE YEAR
                                ENDED               ENDED
                           AUGUST 31, 2003     AUGUST 31, 2002
                           ---------------     ---------------
Ordinary income                   --               $ 19,501

As of August 31, 2003, the tax-basis components of accumulated earnings were as follows:

Net accumulated earnings                                  --
Capital loss carryforward*                     $ (15,087,079)
Post-October losses                               (5,518,530)
Net unrealized appreciation                       39,424,796
                                               -------------
Total accumulated earnings                     $  18,819,187
                                               =============

*As of August 31, 2003, the Fund had a net capital loss carryforward of $15,087,079 of which $4,185 will expire on August 31, 2010 and $15,082,894 will expire on August 31, 2011 to offset future capital gains to the extent provided by regulations.

As of August 31, 2003, the Fund had temporary book/tax differences attributable to post-October losses (capital losses incurred after October 31 within the taxable year which are deemed to arise on the first business day of the Fund's next taxable year) and capital loss deferrals on wash sales and permanent book/tax differences primarily attributable to a net operating loss. To reflect reclassifications arising from the permanent differences, paid-in-capital was charged and net investment loss was credited $873,726.

6. Shares of Beneficial Interest
Transactions in shares of beneficial interest were as follows:

                                                                                 FOR THE PERIOD
                                                 FOR THE YEAR                  OCTOBER 29, 2001*
                                                     ENDED                          THROUGH
                                                AUGUST 31, 2003                 AUGUST 31, 2002
                                          ---------------------------     ---------------------------
                                            SHARES          AMOUNT          SHARES         AMOUNT
                                          ----------    -------------     ----------    -------------
CLASS A SHARES
Sold                                         115,054    $     961,173        456,608    $   4,702,139
Reinvestment of dividends                         --               --            230            2,454
Redeemed                                    (173,866)      (1,426,387)       (86,773)        (824,149)
                                          ----------    -------------     ----------    -------------
Net increase (decrease) -- Class A           (58,812)        (465,214)       370,065        3,880,444
                                          ----------    -------------     ----------    -------------
CLASS B SHARES
Sold                                       1,366,029       11,463,631      7,771,474       80,153,599
Reinvestment of dividends                         --               --            851            9,080
Redeemed                                  (2,293,090)     (18,471,458)    (1,155,870)     (10,499,456)
                                          ----------    -------------     ----------    -------------
Net increase (decrease) -- Class B          (927,061)      (7,007,827)     6,616,455       69,663,223
                                          ----------    -------------     ----------    -------------
CLASS C SHARES
Sold                                         227,668        1,891,523        877,923        8,959,262
Reinvestment of dividends                         --               --             83              884
Redeemed                                    (282,157)      (2,259,257)      (100,967)        (932,655)
                                          ----------    -------------     ----------    -------------
Net increase (decrease) -- Class C           (54,489)        (367,734)       777,039        8,027,491
                                          ----------    -------------     ----------    -------------
CLASS D SHARES
Sold                                      13,696,927      111,374,767     12,437,298      121,503,040
Reinvestment of dividends                         --               --            435            4,643
Redeemed                                  (4,701,478)     (40,054,007)      (844,684)      (7,586,096)
                                          ----------    -------------     ----------    -------------
Net increase -- Class D                    8,995,449       71,320,760     11,593,049      113,921,587
                                          ----------    -------------     ----------    -------------
Net increase in Fund                       7,955,087    $  63,479,985     19,356,608    $ 195,492,745
                                          ==========    =============     ==========    =============

----------
 * Commencement of operations.

MORGAN STANLEY MID-CAP VALUE FUND
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                                            FOR THE PERIOD
                                                                       FOR THE YEAR        OCTOBER 29, 2001*
                                                                           ENDED                THROUGH
                                                                      AUGUST 31, 2003       AUGUST 31, 2002
                                                                      ---------------      -----------------
Class A Shares

Selected Per Share Data:
Net asset value, beginning of period                                      $    8.19             $   10.00
                                                                          ---------             ---------
Income (loss) from investment operations:
  Net investment loss++                                                       (0.03)                (0.04)
  Net realized and unrealized gain (loss)                                      1.95                 (1.76)
                                                                          ---------             ---------
Total income (loss) from investment operations                                 1.92                 (1.80)
                                                                          ---------             ---------
Less dividends from net investment income                                         -                 (0.01)
                                                                          ---------             ---------
Net asset value, end of period                                            $   10.11             $    8.19
                                                                          =========             =========

Total Return+                                                                 23.44%               (17.99)%(1)

Ratios to Average Net Assets(3):
Expenses                                                                       1.47%                 1.45%(2)(4)
Net investment loss                                                           (0.39)%               (0.58)%(2)(4)

Supplemental Data:
Net assets, end of period, in thousands                                   $   3,173             $   3,053
Portfolio turnover rate                                                         165%                  121%(1)

----------
  *  COMMENCEMENT OF OPERATIONS.
 ++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
  + DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
(1)  NOT ANNUALIZED.
(2)  ANNUALIZED.
(3) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.
(4) IF THE FUND HAD BORNE ALL ITS EXPENSES THAT WERE REIMBURSED OR WAIVED BY THE INVESTMENT MANAGER, THE ANNUALIZED EXPENSE AND NET INVESTMENT LOSS RATIOS WOULD HAVE BEEN 1.66% AND (0.79)%, RESPECTIVELY.

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                                                            FOR THE PERIOD
                                                                       FOR THE YEAR        OCTOBER 29, 2001*
                                                                           ENDED                THROUGH
                                                                      AUGUST 31, 2003       AUGUST 31, 2002
                                                                      ---------------      -----------------
Class B Shares

Selected Per Share Data:
Net asset value, beginning of period                                      $    8.15             $   10.00
                                                                          ---------             ---------
Income (loss) from investment operations:
  Net investment loss++                                                       (0.09)                (0.10)
  Net realized and unrealized gain (loss)                                      1.92                 (1.75)
                                                                          ---------             ---------
Total income (loss) from investment operations                                 1.83                 (1.85)
                                                                          ---------             ---------
Less dividends from net investment income                                         -                  0.00**
                                                                          ---------             ---------
Net asset value, end of period                                            $    9.98             $    8.15
                                                                          =========             =========

Total Return+                                                                 22.45%               (18.47)%(1)

Ratios to Average Net Assets(3):
Expenses                                                                       2.24%                 2.20%(2)(4)
Net investment loss                                                           (1.16)%               (1.33)%(2)(4)

Supplemental Data:
Net assets, end of period, in thousands                                   $  56,823             $  53,948
Portfolio turnover rate                                                         165%                  121%(1)

----------
  *  COMMENCEMENT OF OPERATIONS.
 ++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
  + DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
 **  LESS THAN $0.005 PER SHARE.
(1)  NOT ANNUALIZED.
(2)  ANNUALIZED.
(3) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.
(4) IF THE FUND HAD BORNE ALL ITS EXPENSES THAT WERE REIMBURSED OR WAIVED BY THE INVESTMENT MANAGER, THE ANNUALIZED EXPENSE AND NET INVESTMENT LOSS RATIOS WOULD HAVE BEEN 2.41% AND (1.54)%, RESPECTIVELY.

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                                                            FOR THE PERIOD
                                                                       FOR THE YEAR        OCTOBER 29, 2001*
                                                                           ENDED                THROUGH
                                                                      AUGUST 31, 2003       AUGUST 31, 2002
                                                                      ---------------      -----------------
Class C Shares

Selected Per Share Data:
Net asset value, beginning of period                                      $    8.15             $   10.00
                                                                          ---------             ---------
Income (loss) from investment operations:
  Net investment loss++                                                       (0.09)                (0.10)
  Net realized and unrealized gain (loss)                                      1.92                 (1.75)
                                                                          ---------             ---------
Total income (loss) from investment operations                                 1.83                 (1.85)
                                                                          ---------             ---------
Less dividends from net investment income                                         -                  0.00**
                                                                          ---------             ---------
Net asset value, end of period                                            $    9.98             $    8.15
                                                                          =========             =========

Total Return+                                                                 22.45%               (18.48)%(1)

Ratios to Average Net Assets(3):
Expenses                                                                       2.24%                 2.20%(2)(4)
Net investment loss                                                           (1.16)%               (1.33)%(2)(4)

Supplemental Data:
Net assets, end of period, in thousands                                   $   7,238             $   6,354
Portfolio turnover rate                                                         165%                  121%(1)

----------
  *  COMMENCEMENT OF OPERATIONS.
 ++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
  + DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
 **  LESS THAN $0.005 PER SHARE.
(1)  NOT ANNUALIZED.
(2)  ANNUALIZED.
(3) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.
(4) IF THE FUND HAD BORNE ALL ITS EXPENSES THAT WERE REIMBURSED OR WAIVED BY THE INVESTMENT MANAGER, THE ANNUALIZED EXPENSE AND NET INVESTMENT LOSS RATIOS WOULD HAVE BEEN 2.41% AND (1.54)%, RESPECTIVELY.

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                                                            FOR THE PERIOD
                                                                       FOR THE YEAR        OCTOBER 29, 2001*
                                                                           ENDED                THROUGH
                                                                      AUGUST 31, 2003       AUGUST 31, 2002
                                                                      ---------------      -----------------
Class D Shares

Selected Per Share Data:
Net asset value, beginning of period                                      $    8.21             $   10.00
                                                                          ---------             ---------
Income (loss) from investment operations:
  Net investment loss++                                                       (0.01)                (0.04)
  Net realized and unrealized gain (loss)                                      1.95                 (1.73)
                                                                          ---------             ---------
Total income (loss) from investment operations                                 1.94                 (1.77)
                                                                          ---------             ---------
Less dividends from net investment income                                         -                 (0.02)
                                                                          ---------             ---------
Net asset value, end of period                                            $   10.15             $    8.21
                                                                          =========             =========

Total Return+                                                                 23.63%               (17.76)%(1)

Ratios to Average Net Assets(3):
Expenses                                                                       1.24%                 1.20%(2)(4)
Net investment loss                                                           (0.16)%               (0.33)%(2)(4)

Supplemental Data:
Net assets, end of period, in thousands                                   $ 209,035             $  95,150
Portfolio turnover rate                                                         165%                  121%(1)

----------
  *  COMMENCEMENT OF OPERATIONS.
 ++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
  + CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
(1)  NOT ANNUALIZED.
(2)  ANNUALIZED.
(3) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.
(4) IF THE FUND HAD BORNE ALL ITS EXPENSES THAT WERE REIMBURSED OR WAIVED BY THE INVESTMENT MANAGER, THE ANNUALIZED EXPENSE AND NET INVESTMENT LOSS RATIOS WOULD HAVE BEEN 1.41% AND (0.54)%, RESPECTIVELY.

                        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY MID-CAP VALUE FUND
INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Trustees of Morgan Stanley Mid-Cap Value Fund:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Mid-Cap Value Fund (the "Fund"), including the portfolio of investments, as of August 31, 2003, and the related statements of operations for the year then ended and the statement of changes in net assets and the financial highlights for the year then ended and the period October 29, 2001 (commencement of operations) through August 31, 2002. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Mid-Cap Value Fund as of August 31, 2003, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and the period October 29, 2001 (commencement of operations) through August 31, 2002, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
NEW YORK, NEW YORK
OCTOBER 15, 2003

XIII. MORGAN STANLEY INVESTMENT MANAGEMENT
      PROXY VOTING POLICY AND PROCEDURES

I. POLICY STATEMENT

     INTRODUCTION -- Morgan Stanley Investment Management's ("MSIM") policies and procedures for voting proxies with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary Investment Management services and for which a MSIM entity has the authority to vote their proxies. The policies and procedures and general guidelines in this section will be reviewed and, as necessary, updated periodically to address new or revised proxy voting issues. The MSIM entities covered by these policies and procedures currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley Alternative Investment Partners, L.P., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Group Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Investments LP, Morgan Stanley Hedge Fund Partners GP LP, Morgan Stanley Hedge Fund Partners LP, Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., and Van Kampen Advisors Inc. (each a "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates").

     Each MSIM Affiliate will vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds)(collectively referred to as the "MSIM Funds"), each MSIM Fund will vote proxies pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by its Board of Directors or Trustees. A MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the Investment Management Agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will, in a prudent and diligent manner, vote proxies in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which we manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide a MSIM Affiliate with a statement of proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy unless to do so would be inconsistent with applicable laws or regulations or the MSIM Affiliate's fiduciary responsibility.

     PROXY RESEARCH SERVICES -- To assist the MSIM Affiliates in their responsibility for voting proxies and the overall global proxy voting process, Institutional Shareholder Services ("ISS") and the Investor Responsibility Research Center ("IRRC") have been retained as experts in the proxy voting and corporate governance area. ISS and IRRC are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to MSIM Affiliates include in-depth research, global issuer analysis, and voting recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping. MSIM's Proxy Review Committee (see Section IV.A. below) will carefully monitor and supervise the services provided by the proxy research services.

     VOTING PROXIES FOR CERTAIN NON-US COMPANIES -- While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-US companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent a MSIM Affiliate's ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person, (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and
(vi) requirements to provide local agents with power of attorney to facilitate the MSIM Affiliate's voting instructions. As a result, clients' non-U.S. proxies will be voted on a best efforts basis only, consistent with the Client Proxy Standard. ISS has been retained to provide assistance to the MSIM Affiliates in connection with voting their clients' non-US proxies.

II. GENERAL PROXY VOTING GUIDELINES

     To ensure consistency in voting proxies on behalf of its clients, MSIM Affiliates will follow (subject to any exception set forth herein) these Proxy Voting Policies and Procedures, including the guidelines set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The MSIM Affiliates, however, may vote in a manner that is contrary to the following general guidelines, pursuant to the procedures set forth in Section IV. below, provided the vote is consistent with the Client Proxy Standard.

III. GUIDELINES

A. MANAGEMENT PROPOSALS

   1. When voting on routine ballot items the following proposals are generally voted in support of management, subject to the review and approval of the Proxy Review Committee, as appropriate.

      -  Selection or ratification of auditors.

      -  Approval of financial statements, director and auditor reports.

      -  Election of Directors.

      - Limiting Directors' liability and broadening indemnification of Directors.

      - Requirement that a certain percentage (up to 66 2/3%) of its Board's members be comprised of independent and unaffiliated Directors.

      - Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

      - Recommendations to set retirement ages or require specific levels of stock ownership by Directors.

      -  General updating/corrective amendments to the charter.

      -  Elimination of cumulative voting.

      -  Elimination of preemptive rights.

      - Provisions for confidential voting and independent tabulation of voting results.

      - Proposals related to the conduct of the annual meeting except those proposals that relate to the "transaction of such other business which may come before the meeting."

   2. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on a shareholder, are generally voted in support of management, subject to the review and approval of the Proxy Review Committee, as appropriate.

      CAPITALIZATION CHANGES

      - Capitalization changes that eliminate other classes of stock and voting rights.

      - Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

      - Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

      -  Proposals for share repurchase plans.

      - Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

      -  Proposals to effect stock splits.

      - Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount will generally be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

      COMPENSATION

      - Director fees, provided the amounts are not excessive relative to other companies in the country or industry.

      - Employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad based employee plan, including all non-executive employees.

      - Establishment of Employee Stock Option Plans and other employee ownership plans.

      ANTI-TAKEOVER MATTERS

      - Modify or rescind existing supermajority vote requirements to amend the charters or bylaws.

      - Adoption of anti-greenmail provisions provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

   3. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on the shareholder, are generally voted against (notwithstanding management support), subject to the review and approval of the Proxy Review Committee, as appropriate.

      - Capitalization changes that add classes of stock which substantially dilute the voting interests of existing shareholders.

      - Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.

      -  Creation of "blank check" preferred stock.

      -  Changes in capitalization by 100% or more.

      - Compensation proposals that allow for discounted stock options that have not been offered to employees in general.

      - Amendments to bylaws that would require a supermajority shareholder vote to pass or repeal certain provisions.

      -  Proposals to indemnify auditors.

   4. The following types of non-routine proposals, which potentially may have a potential financial or best interest impact on an issuer, are voted as determined by the Proxy Review Committee.

      CORPORATE TRANSACTIONS

      - Mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) will be examined on a case-by-case basis. In all cases, ISS and IRRC research and analysis will be used along with MSIM Affiliates' research and analysis, based on, among other things, MSIM internal company-specific knowledge.

      - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered.

      - Shareholders rights plans that allow appropriate offers to shareholders to be blocked by the board or trigger provisions that prevent legitimate offers from proceeding.

      - Executive/Director stock option plans. Generally, stock option plans should meet the following criteria:

         (i)   Whether the stock option plan is incentive based;

         (ii) For mature companies, should be no more than 5% of the issued capital at the time of approval;

         (iii) For growth companies, should be no more than 10% of the issued capital at the time of approval.

      ANTI-TAKEOVER PROVISIONS

      -  Proposals requiring shareholder ratification of poison pills.

      - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter the appropriate tender offers and other offers.

B. SHAREHOLDER PROPOSALS

   1. The following shareholder proposals are generally supported, subject to the review and approval of the Proxy Review Committee, as appropriate:

      -  Requiring auditors to attend the annual meeting of shareholders.

      - Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

      - Requirement that a certain percentage of its Board's members be comprised of independent and unaffiliated Directors.

      -  Confidential voting.

      -  Reduction or elimination of supermajority vote requirements.

   2. The following shareholder proposals will be voted as determined by the Proxy Review Committee.

      -  Proposals that limit tenure of directors.

      -  Proposals to limit golden parachutes.

      - Proposals requiring directors to own large amounts of stock to be eligible for election.

      -  Restoring cumulative voting in the election of directors.

      - Proposals that request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations.

      -  Proposals that limit retirement benefits or executive compensation.

      -  Requiring shareholder approval for bylaw or charter amendments.

      - Requiring shareholder approval for shareholder rights plan or poison pill.

      -  Requiring shareholder approval of golden parachutes.

      -  Elimination of certain anti-takeover related provisions.

      -  Prohibit payment of greenmail.

   3. The following shareholder proposals are generally not supported, subject to the review and approval of the Committee, as appropriate.

      - Requirements that the issuer prepare reports that are costly to provide or that would require duplicative efforts or expenditures that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders.

      - Restrictions related to social, political or special interest issues that impact the ability of the company to do business or be competitive and that have a significant financial or best interest impact to the shareholders.

      -  Proposals that require inappropriate endorsements or corporate actions.

IV. ADMINISTRATION OF PROXY POLICIES AND PROCEDURES

A. PROXY REVIEW COMMITTEE

   1. The MSIM Proxy Review Committee ("Committee") is responsible for creating and implementing MSIM's Proxy Voting Policy and Procedures and, in this regard, has expressly adopted them. Following are some of the functions and responsibilities of the Committee.

      (a) The Committee, which will consist of members designated by MSIM's Chief Investment Officer, is responsible for establishing MSIM's proxy voting policies and guidelines and determining how MSIM will vote proxies on an ongoing basis.

      (b) The Committee will periodically review and have the authority to amend as necessary MSIM's proxy voting policies and guidelines (as expressed in these Proxy Voting Policy and Procedures) and establish and direct voting positions consistent with the Client Proxy Standard.

      (c) The Committee will meet at least monthly to (among other matters): (1) address any outstanding issues relating to MSIM's Proxy Voting Policy and Procedures; and (2) generally review proposals at upcoming shareholder meetings of MSIM portfolio companies in accordance with this Policy and Procedures including, as appropriate, the voting results of prior shareholder meetings of the same issuer where a similar proposal was presented to shareholders. The Committee, or its designee, will timely communicate to ISS MSIM's Proxy Voting Policy and Procedures (and any amendments to them and/or any additional guidelines or procedures it may adopt).

      (d) The Committee will meet on an ad hoc basis to (among other matters):
          (1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Procedures); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in Sections I, II, and III above; and (3) determine how to vote matters for which specific direction has not been provided in Sections I, II and III above. Split votes will generally not be approved within a single Global Investor Group team. The Committee may take into account ISS recommendations and the research provided by IRRC as well as any other relevant information they may request or receive.

      (e) In addition to the procedures discussed above, if the Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a potential material conflict of interest, the Committee will designate a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee"). The Special Committee may request the assistance of the Law and Compliance Departments and will have sole discretion to cast a vote. In addition to the research provided by ISS and IRRC, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

      (f) The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s) for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM U.S. registered investment company, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those investment companies at each Board's next regularly Scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

      (g) The Committee and Special Committee, or their designee(s), will timely communicate to applicable PMs, the Compliance Departments and, as necessary to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

                        MORGAN STANLEY MID-CAP VALUE FUND
                            PART C OTHER INFORMATION

ITEM 23. EXHIBITS

(a). Declaration of Trust of the Registrant, dated April 12, 2001, incorporated by reference to Exhibit 1 of the Initial Registration Statement on Form N-1A, filed on April 18, 2001.

(b). Amended and Restated By-Laws of the Registrant, dated April 24, 2003, filed herein.

(c).     None

(d). Form of Investment Management Agreement between the Registrant and Morgan Stanley Investment Advisors Inc., incorporated by reference to
         Exhibit 4 of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on July 26, 2001.

(e)(1). Form of Distribution Agreement between the Registrant and Morgan Stanley Distributors Inc., incorporated by reference to Exhibit 4 of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on July 26, 2001.

(e)(2).  Form of Selected Dealers Agreement, incorporated by reference to
         Exhibit 5(b) of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on July 26, 2001.

(e)(3). Form of Underwriting Agreement between the Registrant and Morgan Stanley Distributors Inc., incorporated by reference to Exhibit 5(c) of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on July 26, 2001.

(f).     Not applicable

(g)(1). Form of Custodian Agreement, incorporated by reference to Exhibit 7(a) of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on July 26, 2001.

(g)(2). Amendment to the Custody Agreement between the Registrant and the Bank of New York, dated June 15, 2001, incorporated by reference to Exhibit 7(b) of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on July 26, 2001.

(g)(3). Foreign Custody Manager Agreement between the Registrant and the Bank of New York, dated June 15, 2001, incorporated by reference to Exhibit 7(c) of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on July 26, 2001.

(h)(1). Form of Transfer Agency and Service Agreement between the Registrant and Morgan Stanley Trust, incorporated by reference to Exhibit 8(a) of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on July 26, 2001.

(h)(2). Form of Services Agreement between Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc., incorporated by reference to Exhibit 8(b) of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on July 26, 2001.

(i)(1). Opinion of Barry Fink, Esq., incorporated by reference to Exhibit 9(a) of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on July 26, 2001.

(i)(2).  Opinion of Nutter, McClennon & Fish, LLP, incorporated by reference to
         Exhibit 9(b) of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on July 26, 2001.

(j).     Consent of Independent Auditors, filed herein.

(k).     Not applicable

(l). Investment Letter of Morgan Stanley Investment Advisors Inc., incorporated by reference to Exhibit 12 of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on July 26, 2001.

(m). Form of Plan of Distribution pursuant to Rule 12b-1 between the Registrant and Morgan Stanley Distributors Inc., incorporated by reference to Exhibit 13 of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on July 26, 2001.

(n). Form of Multiple Class Plan pursuant to Rule 18f-3, incorporated by reference to Exhibit 14 of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on July 26, 2001.

(o).     Not applicable

(p)(1). Code of Ethics of Morgan Stanley Investment Management is incorporated by reference to Exhibit (16)(a). of Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on October 29, 2002.

(p)(2). Code of Ethics of the Morgan Stanley Funds is incorporated by reference to Exhibit (16)(b). of Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on October 29, 2002.

Other    Powers of Attorney of Trustees, dated October 22, 2003, filed herein.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.

     None

ITEM 25. INDEMNIFICATION.

     Pursuant to Section 5.3 of the Registrant's Declaration of Trust and under
Section 4.8 of the Registrant's By-Laws, the indemnification of the Registrant's trustees, officers, employees and agents is permitted if it is determined that they acted under the belief that their actions were in or not opposed to the best interest of the Registrant, and, with respect to any criminal proceeding, they had reasonable cause to believe their conduct was not unlawful. In addition, indemnification is permitted only if it is determined that the actions in question did not render them liable by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties to the Registrant. Trustees, officers, employees and agents will be indemnified for the expense of litigation if it is determined that they are entitled to indemnification against any liability established in such litigation. The Registrant may also advance money for these expenses provided that they give their undertakings to repay the Registrant unless their conduct is later determined to permit indemnification.

     Pursuant to Section 5.2 of the Registrant's Declaration of Trust and paragraph 8 of the Registrant's Investment Management Agreement, neither the Investment Manager nor any trustee, officer, employee or agent of the Registrant shall be liable for any action or failure to act, except in the case of bad faith, willful misfeasance, gross negligence or reckless disregard of duties to the Registrant.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act, and will be governed by the final adjudication of such issue.

     The Registrant hereby undertakes that it will apply the indemnification provision of its by-laws in a manner consistent with Release 11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, so long as the interpretation of Sections 17(h) and 17(i) of such Act remains in effect.

     The Registrant, in conjunction with the Investment Manager, the Registrant's Trustees, and other registered investment management companies managed by the Investment Manager, maintains insurance on behalf of any person who is or was a Trustee, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of another trust or corporation, against any liability asserted against him and incurred by him or arising out of his position. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which the Registrant itself is not permitted to indemnify him.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

     See "Fund Management" in the Prospectus regarding the business of the investment advisor. The following information is given regarding officers of Morgan Stanley Investment Advisors Inc. ("Morgan Stanley Investment Advisors"). Morgan Stanley Investment Advisors is a wholly-owned subsidiary of Morgan Stanley & Co. Incorporated.

THE PRINCIPAL ADDRESSES ARE AS FOLLOWS:

MORGAN STANLEY SERVICES COMPANY INC. ("MORGAN STANLEY SERVICES")
c/o Morgan Stanley Trust, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311

MORGAN STANLEY DISTRIBUTORS INC. ("MORGAN STANLEY DISTRIBUTORS")
MORGAN STANLEY DW INC. ("MORGAN STANLEY DW")
MORGAN STANLEY FUNDS
MORGAN STANLEY INVESTMENT ADVISORS INC.
MORGAN STANLEY INVESTMENT MANAGEMENT
MORGAN STANLEY INVESTMENT MANAGEMENT INC.
MORGAN STANLEY INVESTMENT GROUP INC. ("MORGAN STANLEY INVESTMENT GROUP") THE UNIVERSAL INSTITUTIONAL FUNDS, INC. ("UNIVERSAL INSTITUTIONAL FUNDS") 1221 Avenue of the Americas New York, New York 10020.

MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT LTD.
MORGAN STANLEY & CO. INTERNATIONAL LIMITED ("MORGAN STANLEY & CO.
INTERNATIONAL")
25 Cabot Square, London, England.

MORGAN STANLEY INVESTMENTS LP
MORGAN STANLEY INSTITUTIONAL FUND TRUST
MORGAN STANLEY DISTRIBUTION, INC.
One Tower Bridge, West Conshohocken, PA 19428.

VAN KAMPEN INVESTMENT ASSET MANAGEMENT INC. ("VAN KAMPEN")
1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181

MORGAN STANLEY TRUST ("MORGAN STANLEY TRUST")
Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311.

        NAME AND POSITION WITH                      OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION OR EMPLOYMENT,
  MORGAN STANLEY INVESTMENT ADVISORS                   INCLUDING NAME, PRINCIPAL ADDRESS AND NATURE OF CONNECTION
---------------------------------------    --------------------------------------------------------------------------------
Mitchell M. Merin                          President and Chief Operating Officer of Morgan Stanley Investment Management;
President,Chief Executive Officer          Chairman, Chief Executive Officer and Director of Morgan Stanley Distributors;
and Director                               Chairman and Director of Morgan Stanley Trust; President,Chief Executive
                                           Officer and Director of Morgan Stanley Services; President of the Morgan
                                           Stanley Retail Funds,TCW/DW Term Trust 2003 and the Institutional Funds;
                                           Director of Morgan Stanley Investment Management Inc.; Member of the Executive
                                           Committee of Morgan Stanley Investments LP; Director of various Morgan Stanley subsidiaries; Trustee, President and Chief Executive Officer of the VanKampen
                                           Open-End Funds; President and Chief Executive Officer of the Van Kampen
                                           Closed-End Funds.

Barry Fink                                 Managing Director and General Counsel of Morgan Stanley Investment Management;
Managing Director                          Managing Director and Director of Morgan Stanley Services; Vice President and
and Director                               Secretary of Morgan Stanley Distributors; Vice President and General Counsel
                                           of the Morgan Stanley Funds.

A. Thomas Smith III                        Vice President and Assistant Secretary of the Morgan Stanley Funds.
Managing Director and
General Counsel

Joseph J. McAlinden                        Chief Investment Officer and Managing Director of Morgan Stanley Investment
Managing Director and                      Management Inc.; Chief Investment Officer and Managing Director of Morgan
Chief Investment Officer                   Stanley Investments LP; Director of Morgan Stanley Trust.

Thomas L. Bennett                          Managing Director and Director of Morgan Stanley Investment Management Inc.;
Managing Director                          Director of the Universal Institutional Funds; Managing Director and Executive
                                           Committee member of Morgan Stanley Investments LP; Chairman of Morgan Stanley
                                           Institutional Fund Trust; Director of Morgan Stanley Distribution, Inc.

Ronald E. Robison                          Managing Director, Chief Administrative Officer and Director of Morgan Stanley
Managing Director, Chief                   Services; Chief Executive Officer and Director of Morgan Stanley Trust;
Administrative Officer and                 Executive Vice President and Principal Executive Officer of the Morgan Stanley
Director                                   Funds.

Dominic P. Caldecott                       Managing Director of Morgan Stanley Investment Management Inc., Morgan Stanley
Managing Director                          Investments LP and Morgan Stanley Dean Witter Investment Management Ltd.; Vice
                                           President and Investment Manager of Morgan Stanley & Co. International.

Rajesh K. Gupta                            Managing Director and Chief Administrative Officer-Investments of Morgan
Managing Director and Chief                Stanley Investment Management Inc. and Morgan Stanley Investments LP.
Administrative Officer-Investments

John B. Kemp, III                          President of Morgan Stanley Distributors.
Executive Director

Francis J. Smith                           Executive Director of Morgan Stanley Services; Vice President and Chief
Executive Director                         Financial Officer of the Morgan Stanley Funds.

ITEM 27. PRINCIPAL UNDERWRITERS

(a) Morgan Stanley Distributors Inc., a Delaware corporation, is the principal underwriter of the Registrant. Morgan Stanley Distributors is also the principal underwriter of the following investment companies:

(1)  Active Assets California Tax-Free Trust

(2)  Active Assets Government Securities Trust

(3)  Active Assets Institutional Government Securities Trust

(4)  Active Assets Institutional Money Trust

(5)  Active Assets Money Trust

(6)  Active Assets Tax-Free Trust

(7)  Morgan Stanley Aggressive Equity Fund

(8)  Morgan Stanley Allocator Fund

(9)  Morgan Stanley American Opportunities Fund

(10) Morgan Stanley Balanced Growth Fund

(11) Morgan Stanley Balanced Income Fund

(12) Morgan Stanley Biotechnology Fund

(13) Morgan Stanley California Tax-Free Daily Income Trust

(14) Morgan Stanley California Tax-Free Income Fund

(15) Morgan Stanley Capital Opportunities Trust

(16) Morgan Stanley Convertible Securities Trust

(17) Morgan Stanley Developing Growth Securities Trust

(18) Morgan Stanley Dividend Growth Securities Inc.

(19) Morgan Stanley Equity Fund

(20) Morgan Stanley European Growth Fund Inc.

(21) Morgan Stanley Federal Securities Trust

(22) Morgan Stanley Financial Services Trust

(23) Morgan Stanley Flexible Income Trust

(24) Morgan Stanley Fund of Funds

(25) Morgan Stanley Fundamental Value Fund

(26) Morgan Stanley Global Advantage Fund

(27) Morgan Stanley Global Dividend Growth Securities

(28) Morgan Stanley Global Utilities Fund

(29) Morgan Stanley Growth Fund

(30) Morgan Stanley Hawaii Municipal Trust

(31) Morgan Stanley Health Sciences Trust

(32) Morgan Stanley High Yield Securities Inc.

(33) Morgan Stanley Income Builder Fund

(34) Morgan Stanley Information Fund

(35) Morgan Stanley International Fund

(36) Morgan Stanley International SmallCap Fund

(37) Morgan Stanley International Value Equity Fund

(38) Morgan Stanley Japan Fund

(39) Morgan Stanley KLD Social Index Fund

(40) Morgan Stanley Latin American Growth Fund

(41) Morgan Stanley Limited Duration Fund

(42) Morgan Stanley Limited Duration U.S. Treasury Trust

(43) Morgan Stanley Limited Term Municipal Trust

(44) Morgan Stanley Liquid Asset Fund Inc.

(45) Morgan Stanley Market Leader Trust

(46) Morgan Stanley Mid-Cap Value Fund

(47) Morgan Stanley Multi-State Municipal Series Trust

(48) Morgan Stanley Nasdaq-100 Index Fund

(49) Morgan Stanley Natural Resource Development Securities Inc.

(50) Morgan Stanley New Discoveries Fund

(51) Morgan Stanley New York Municipal Money Market Trust

(52) Morgan Stanley New York Tax-Free Income Fund

(53) Morgan Stanley Next Generation Trust

(54) Morgan Stanley Pacific Growth Fund Inc.

(55) Morgan Stanley Prime Income Trust

(56) Morgan Stanley Quality Income Trust

(57) Morgan Stanley Real Estate Fund

(58) Morgan Stanley S&P 500 Index Fund

(59) Morgan Stanley Select Dimensions Investment Series

(60) Morgan Stanley Small-Mid Special Value Fund

(61) Morgan Stanley Special Growth Fund

(62) Morgan Stanley Special Value Fund

(63) Morgan Stanley Strategist Fund

(64) Morgan Stanley Tax-Exempt Securities Trust

(65) Morgan Stanley Tax-Free Daily Income Trust

(66) Morgan Stanley Total Market Index Fund

(67) Morgan Stanley Total Return Trust

(68) Morgan Stanley U.S. Government Money Market Trust

(69) Morgan Stanley U.S. Government Securities Trust

(70) Morgan Stanley Utilities Fund

(71) Morgan Stanley Value-Added Market Series

(72) Morgan Stanley Value Fund

(73) Morgan Stanley Variable Investment Series

(b) The following information is given regarding directors and officers of Morgan Stanley Distributors not listed in Item 26 above. The principal address of Morgan Stanley Distributors is 1221 Avenue of the Americas, New York, New York 10020. Other than Messrs. Higgins and Purcell, who are Trustees of the Registrant, none of the following persons has any position or office with the Registrant.

                                      POSITIONS AND OFFICE WITH
NAME                                 MORGAN STANLEY DISTRIBUTORS
----                        ----------------------------------------------
James F. Higgins                              Director

Philip J. Purcell                             Director

John Schaeffer                                Director

Charles Vadala              Senior Vice President and Financial Principal.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

     All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained by the Investment Manager at its offices, except records relating to holders of shares issued by the Registrant, which are maintained by the Registrant's Transfer Agent, at its place of business as shown in the prospectus.

ITEM 29. MANAGEMENT SERVICES

     Registrant is not a party to any such management-related service contract.

ITEM 30. UNDERTAKINGS

     Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 30th day of October, 2003.

                                      MORGAN STANLEY MID-CAP VALUE FUND

                                      By:          /s/ BARRY FINK
                                         ---------------------------------------
                                                   Barry Fink
                                                   VICE PRESIDENT AND SECRETARY

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 2 has been signed below by the following persons in the capacities and on the dates indicated.

                          SIGNATURES                                      TITLE                         DATE
                          ----------                                      -----                         ----

(1)  Principal Executive Officer                            Executive Vice President and
                                                            Principal Executive Officer

By:                /s/ RONALD E. ROBISON
    -----------------------------------------------------
                   Ronald E. Robison                                                                   10/30/03

(2)  Principal Financial Officer                            Chief Financial Officer

By:                /s/ FRANCIS J. SMITH
    -----------------------------------------------------
                   Francis J. Smith                                                                    10/30/03

(3)  Majority of the Trustees

     Charles A. Fiumefreddo (Chairman)
     Philip J. Purcell
     James F. Higgins


By:                /s/ BARRY FINK
    -----------------------------------------------------
                   Barry Fink                                                                          10/30/03
                   Attorney-in-Fact

     Michael Bozic              Manuel H. Johnson
     Edwin J. Garn              Joseph J. Kearns
     Wayne E. Hedien            Michael E. Nugent
                                Fergus Reid

By:                  /s/ STUART M. STRAUSS
    -----------------------------------------------------
                   Stuart M. Strauss                                                                   10/30/03
                   Attorney-in-Fact
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                        MORGAN STANLEY MID-CAP VALUE FUND

                                  EXHIBIT INDEX

(b).   --   Amended and Restated By-Laws of the Registrant, dated
            April 24, 2003

(j).   --   Consent of Independent Auditors

Other  --   Powers of Attorney of Trustees, dated October 22, 2003.